UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2024

IDENTIV, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29440	77-0444317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Walnut Avenue, Suite 100, Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 250-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	INVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On April 2, 2024, Identiv, Inc. (“Identiv”), entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”) with Hawk Acquisition, Inc., a Delaware corporation (“Buyer”). Upon the terms and subject to the conditions set forth in the Purchase Agreement, at the closing of the transactions contemplated thereby, Identiv will sell its physical security business (the “Physical Security Business”) to Buyer through the sale of certain of its assets, including all outstanding shares of Identiv Private Limited, a wholly-owned subsidiary of Identiv, in exchange for $145 million (the “Purchase Price”), subject to customary adjustments set forth in the Purchase Agreement, and the assumption of certain liabilities related to the Physical Security Business (collectively, the “Stock and Asset Sale”).

The completion of the Stock and Asset Sale and the other transactions contemplated by the Purchase Agreement (the “Closing”) is subject to customary conditions, including, (1) the approval of the Stock and Asset Sale by Identiv stockholders (the “Stockholder Approval”), (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the absence of any order that has the effect of enjoining or otherwise prohibiting the completion of the Stock and Asset Sale, (4) each party’s representations and warranties being true and correct as of the Closing, (5) each party’s material compliance with agreements, covenants and conditions, (6) obtaining clearance from the Committee on Foreign Investment in the United States, (7) obtaining approval under the United Kingdom National Security and Investment Act 2021, and (8) delivery of the Purchase Price. The Closing is not subject to the approval of Buyer’s stockholders or the receipt of financing by Buyer. Certain of Buyer’s obligations under the Purchase Agreement are guaranteed by Vitaprotech SAS.

The Purchase Agreement includes customary representations, warranties and covenants of Identiv and Buyer, including covenants to use their respective reasonable best efforts to consummate the transactions contemplated by the Purchase Agreement. Between the date of execution of the Purchase Agreement and the Closing, Identiv has agreed to conduct its and its subsidiaries’ business in the ordinary course of business and in a manner consistent with past practice and to comply with certain operating covenants.

Identiv also has agreed not to, and not to authorize, and to use reasonable best efforts not to permit, any of its representatives to solicit, initiate or knowingly facilitate or encourage any third-party alternative acquisition proposals and has agreed to certain restrictions on its and its representatives’ ability to respond to any such proposals. Prior to the Stockholder Approval and subject to certain notice and other specified conditions, Identiv’s board of directors (the “Board”) may, in connection with a superior proposal (as defined in the Purchase Agreement), withdraw its recommendation in favor of adoption of the Purchase Agreement or terminate the Purchase Agreement to enter into a definitive Purchase Agreement providing for such superior proposal if, in each case, the Board determines in good faith that the failure to take such action would reasonably be expected to result in a breach of its fiduciary duties. Prior to the Stockholder Approval and subject to certain notice and other specified conditions, the Board also may withdraw its recommendation in favor of adoption of the Purchase Agreement (but not terminate the Purchase Agreement) if, in connection with a material event or circumstance (other than an inquiry or proposal with respect to an alternative acquisition transaction) that was not known or reasonably foreseeable to the Board (or if known or reasonably foreseeable, the consequences of which were not known or reasonably foreseeable to the Board) as of the date of the Purchase Agreement, it determines in good faith that a failure to take such action would reasonably be expected to result in a breach of its fiduciary duties.

The Purchase Agreement includes termination provisions for both Identiv and Buyer. The Purchase Agreement provides that Identiv will be required to pay Buyer a termination fee equal to $5.075 million if the Purchase Agreement is terminated (i) by Identiv to enter into an agreement in respect of a superior proposal as described above, (ii) by Buyer prior to the Stockholder Approval if the Board (A) withdraws its recommendation in favor of the adoption of the Purchase Agreement, (B) fails to include its recommendation in favor of the adoption of the Purchase Agreement in the proxy statement for the transaction, (C) fails to publicly reaffirm its recommendation in favor of the adoption of the Purchase Agreement in certain circumstances or fails to recommend against an alternative transaction that is a tender offer or exchange offer or (D) adopts or recommends a third-party alternative acquisition proposal (collectively, an “Adverse Recommendation Change”), (iii) by either party if the closing conditions are not fulfilled by the outside date defined in the Purchase Agreement, at a time where Buyer could terminate for an Adverse Recommendation Change or (iv) by either party due to the failure to obtain the Stockholder Approval at the stockholders meeting for such approval (including any adjournments and postponements thereof) and (x) an alternative acquisition proposal is made by a third party after the date of the Purchase Agreement and not withdrawn prior to the termination of the Purchase Agreement and (y) Identiv enters into a definitive agreement to consummate a third-party alternative acquisition proposal. Additionally, the Purchase Agreement provides that Identiv will reimburse Buyer’s expenses incurred in connection with the transaction up to a cap of $3.0 million in the aggregate in the event the Purchase Agreement is terminated by either party due to the failure to obtain the Stockholder Approval at the stockholders meeting for such approval (including any adjournments and postponements thereof).

2

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Purchase Agreement. It is not intended to provide any other factual information about Identiv, Buyer or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by each of the parties to the Purchase Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, as well as by information contained in each party’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), and may be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Identiv, Buyer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Identiv’s public disclosures.

Voting and Support Agreement

Concurrently with the execution of the Purchase Agreement, certain funds affiliated with Bleichroeder LP (the “Bleichroeder Holders”), entered into a voting and support agreement with Buyer (the “Voting and Support Agreement”) pursuant to which, among other things and subject to the terms and conditions therein, the Bleichroeder Holders agreed, in their capacities as holders of shares of Identiv’s common stock, $0.001 par value per share (“Common Stock”), and Series B convertible preferred stock, $0.001 par value per share (“Series B Preferred Stock”), to vote all shares of Common Stock and Series B Preferred Stock beneficially owned by the Bleichroeder Holders at the time of the stockholder vote on the Stock and Asset Sale in favor of adoption of the Purchase Agreement and the approval of the transactions contemplated by the Purchase Agreement, including the Stock and Asset Sale, and any other matter necessary to consummate such transactions, and not to vote in favor of, or tender their shares of Common Stock and Series B Preferred Stock into, any competing offer or acquisition proposal. In addition, the Bleichroeder Holders waived appraisal rights and provided an irrevocable proxy to Buyer to vote in favor of the Stock and Asset Sale, including by voting for the adoption of the Purchase Agreement. As of the date of the Voting and Support Agreement, an aggregate of 2,884,495 shares of Common Stock and 5,000,000 shares of Series B Preferred Stock, representing approximately 12.4% of the outstanding shares of Common Stock and 100% of the outstanding shares of Series B Preferred Stock, respectively, are subject to the Voting and Support Agreement.

The foregoing description of the Voting and Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting and Support Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Ancillary Agreements

At the Closing, the parties intend to enter into certain additional agreements, including (i) a transition services agreement, pursuant to which each party will provide certain services of a transitional nature to the other party, and (ii) a trademark license, pursuant to which Identiv will grant Buyer an exclusive, perpetual, irrevocable, non-sublicensable and non-transferable (subject to certain exceptions), royalty-free, worldwide license to the “Identiv” trademark solely in connection with Buyer’s operation of the Physical Security Business, among others.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President, IoT Solutions

On April 1, 2024, the Board appointed Kristen F. Newquist as President, IoT Solutions, effective April 15, 2024.

Ms. Newquist, age 57, joins Identiv from Avery Dennison Corporation (NYSE: AVY), a global materials science and digital identification solutions company, where she held various roles, including as Global Vice President, Global Healthcare and Product Line Management at Avery Dennison Smartrac from October 2022 to September 2023, Global Vice President/General Manager at Avery Dennison Medical from June 2016 to October 2022, Vice President, Global Business Development at Avery Dennison Medical from June 2011 to June 2016, and Director of New Growth Platforms at Avery Dennison Corporation from May 2007 to June 2011. Prior to Avery Dennison, Ms. Newquist served as a Director at Copia Associates LLC, a private investment firm, from March 2005 to May 2007. From August 2001 to January 2005, Ms. Newquist served as Vice President, Corporate Development at Ancora Management Group, a mail services company that was acquired by Pitney Bowes Inc. (NYSE: BPI), a global shipping and mailing company, in November 2004. She also served as Director of Project Management at Iwerks Entertainment, a designer and manufacturer of software-based entertainment attractions, from January 1990 to August 1996. Ms. Newquist holds a B.S. in Mechanical Engineering from Stanford University and an M.B.A. from the Anderson School at University of California, Los Angeles.

3

Pursuant to an offer letter (the “Letter Agreement”), Ms. Newquist will receive an annual base salary of $400,000 and, subject to the Board’s approval, Ms. Newquist will receive 200,000 restricted stock units (“RSUs”) under Identiv’s 2011 Incentive Compensation Plan, which will vest over four years with 25% vesting on the first anniversary of her appointment and the remaining 75% vesting quarterly over 12 quarters, subject to Ms. Newquist’s continued employment with Identiv through the applicable vesting dates. In addition, Ms. Newquist will be eligible to earn up to $300,000 in annual variable compensation and 200,000 RSUs, each based on the level of achievement of performance metrics to be established by the Compensation Committee of the Board. Ms. Newquist is eligible to participate in Identiv’s employee benefits programs.

Pursuant to the Letter Agreement, Ms. Newquist is also entitled to severance benefits. If she is terminated without Cause (as defined in such Letter Agreement), she is entitled to a payment equal to 12 months of her base salary and benefits, and an additional 12 months of accelerated vesting of her RSUs. Ms. Newquist also entered into Identiv’s standard form of indemnification agreement.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

There is no arrangement or understanding between Ms. Newquist and any other person pursuant to which she was selected as an officer of Identiv. Additionally, there are no family relationships between Ms. Newquist any of Identiv’s directors or executive officers, and Ms. Newquist has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Anticipated Departure of Chief Executive Officer

Pursuant to the terms of the Purchase Agreement, Steven Humphreys is expected to resign from his position as Identiv’s Chief Executive Officer and join an affiliate of Vitaprotech Group SAS, effective upon the Closing. Ms. Newquist is expected to assume the role of Identiv’s Chief Executive Officer upon Mr. Humphreys’ departure.

Item 7.01	Regulation FD Disclosure.

On April 3, 2024, Identiv issued a press release announcing entry into the Purchase Agreement, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.2. On April 3, 2024, Identiv intends to hold a conference call to discuss the transactions contemplated by the Purchase Agreement. A copy of the materials to be used in connection with such conference call is furnished with this Current Report on Form 8-K as Exhibit 99.3.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth be specific reference in such a filing.

* * *

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” “outlook,” and similar references to the future. Any statement that is not a historical fact, including statements regarding: Identiv’s strategy, opportunities, focus and goals; expected benefits of the transaction; expected amount of proceeds from the transaction; the terms and conditions related to the transaction, including stockholder and regulatory approvals; the timing of the closing of the transaction; and expectations with respect to the change in management following the completion of the transaction. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside Identiv’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from Identiv’s stockholders or regulatory approvals are not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason; any purchase price adjustments to the amount of proceeds from the transaction; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; diversion of management’s attention from Identiv’s ongoing business; the ability of Identiv to retain and hire key personnel; the effect of the change in management following the completion of the transaction; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business; Identiv’s ability to successfully execute its business strategy; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; the success of Identiv’s products and strategic partnerships; industry trends and seasonality; the impact of macroeconomic conditions and customer demand, inflation and increases in prices; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent reports filed with the SEC. All forward-looking statements are based on information available to Identiv as of the date of this Current Report on Form 8-K and Identiv undertakes no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

4

Additional Information and Where to Find It

Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

Participants in the Solicitation

Identiv, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the Purchase Agreement.

Information about Identiv’s executive officers and directors, including compensation, is set forth in the sections entitled “Election of Directions,” “Executive Compensation,” including “Executive Compensation—Compensation Discussion and Analysis,” and “Corporate Governance—Compensation of Directors” of Identiv’s definitive proxy statement for its 2023 Annual Meeting of Stockholders, filed with the SEC on April 28, 2023 (the “2023 Proxy Statement”), as well as its Current Reports on Form 8-K filed with the SEC on April 13, 2023 and October 11, 2023.

As of March 31, 2024, each Participant, other than Gary Kremen and James E. Ousley, set forth below beneficially owned less than 1% of Identiv’s issued and outstanding Common Stock. Information about the ownership of Common Stock by Identiv’s executive officers and directors is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement. To the extent holdings by the directors and executive officers of Identiv securities reported in the 2023 Proxy Statement have changed, such changes have been reflected in Form 4s filed with the SEC as set forth next to such executive officer’s or director’s name below. Any further changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

5

Directors*^	Security Ownership of Directors	Certain Officers and Other Employees*	Security Ownership of Executive Officers
Laura Angelini	Form 4 filed on August 2, 2023.	Steven Humphreys (Chief Executive Officer and Director)	Form 4s filed on May 2, 2023, May 10, 2023, May 11, 2023, May 15, 2023, June 2, 2023, July 5, 2023, August 2, 2023, September 1, 2023, October 2, 2023, November 2, 2023, December 1, 2023, January 2, 2024, February 1, 2024, March 1, 2024, and April 1, 2024.
Gary Kremen	Form 4 filed on August 2, 2023.	Justin Scarpulla (Chief Financial Officer and Secretary)	N/A
Richard E. Kuntz, M.D.	Form 4 filed on August 2, 2023.
James E. Ousley	Form 4 filed on August 2, 2023.

*	The business address is 2201 Walnut Avenue, Suite 100, Fremont, California 94538.
^	Excludes Steven Humphreys, Identiv’s Chief Executive Officer, who is listed under “Certain Officers and Other Employees.”

In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the Purchase Agreement. Information about the ownership of securities of Bleichroeder is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement and Amendment No. 1 to the Schedule 13D filed by Bleichroeder on October 23, 2023. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1#	Stock and Asset Purchase Agreement dated April 2, 2024 between Identiv, Inc. and Hawk Acquisition, Inc.

10.1*	Offer Letter dated March 14, 2024 between Identiv, Inc. and Kirsten F. Newquist.

99.1#	Voting and Support Agreement dated April 2, 2024 by and among Hawk Acquisition, Inc. and each of the entities named therein.

99.2	Press Release dated April 3, 2024 issued by Identiv, Inc.

99.3	Investor Presentation dated April 3, 2024.

104	Cover page Interactive data file (embedded within the inline XBRL document).

#

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. Identiv agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

*	Denotes management compensatory contract or arrangement.

6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

April 3, 2024	By:	/s/ Justin Scarpulla
Justin Scarpulla Chief Financial Officer

7

Exhibit 2.1

EXECUTION VERSION

STOCK AND ASSET PURCHASE AGREEMENT

by and between

IDENTIV, INC.

and

HAWK ACQUISITION, INC.

Dated as of April 2, 2024

i

EXHIBITS

EXHIBIT A	Form of Assignment and Assumption Agreement

EXHIBIT B	Form of Bill of Sale

EXHIBIT C	Form of IP Assignment Agreement

EXHIBIT D	Form of Transition Services Agreement

EXHIBIT E	Form of Trademark License to Buyer

EXHIBIT F	Form of Electronic Delivery Certificate

STOCK AND ASSET PURCHASE AGREEMENT

This STOCK AND ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the 2nd day of April, 2024 by and between Identiv, Inc., a Delaware corporation (“Seller”), and Hawk Acquisition, Inc., a Delaware corporation (“Buyer”). Each of Seller and Buyer are sometimes individually referred to herein as a “Party” and collectively, as the “Parties.”

RECITALS

WHEREAS, Seller currently owns and operates, directly and through certain of its direct and indirect Controlled Affiliates (including the Acquired Entity (as defined below)), the Business (as defined herein);

WHEREAS, Seller currently directly or indirectly owns and will own as of immediately prior to the Closing all issued and outstanding equity interests (the “Purchased Equity Interests”) of Identiv Private Limited (the “Acquired Entity”);

WHEREAS, Seller desires to sell, transfer and assign (including by causing one or more of its Controlled Affiliates to sell, transfer and assign) to Buyer, and Buyer desires to purchase from Seller or such Controlled Affiliate, the Purchased Equity Interests and the Purchased Assets (as defined herein), and Buyer desires to assume the Assumed Liabilities (as defined herein), as more specifically provided herein;

WHEREAS, the Board of Directors of Seller (the “Seller Board”) has unanimously (i) approved this Agreement and the transactions contemplated hereby, on the terms and subject to the conditions set forth in this Agreement, (ii) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of Seller and its stockholders and (iii) on the terms and subject to the conditions set forth in this Agreement, resolved to recommend that the stockholders of Seller adopt this Agreement in accordance with the Delaware General Corporation Law (collectively, the “Seller Board Recommendation”), which Seller Board Recommendation has not been withdrawn, rescinded or modified as of the date hereof;

WHEREAS, as an inducement to Buyer to enter into this Agreement, Bleichroeder LP and certain of its Affiliates (on the one hand) and Buyer (on the other hand) entered into a Transaction Support Agreement, dated as of the date hereof (as may be amended from time to time in accordance with the terms thereof, the “Support Agreement”);

WHEREAS, concurrently with the execution of this Agreement, Steve Humphreys has executed an offer letter with an Affiliate of Buyer, effective as of the Closing;

WHEREAS, concurrently with the execution of this Agreement, Buyer has delivered to Seller a copy of the Equity Commitment Letter (as defined below) to provide, subject to the terms and conditions therein, equity financing to Buyer (the “Equity Financing”); and

WHEREAS, concurrently with the execution of this Agreement, Vitaprotech SAS, a French société par actions simplifiée (“Vitaprotech”) and Seller have entered into the Limited Guarantee (as defined below) to guarantee, subject to the terms and conditions therein, certain obligations of Buyer in connection with this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS; REFERENCES

Section 1.1 Specific Definitions. As used in this Agreement, the following terms shall have the meanings assigned to them below:

“Acceptable Confidentiality Agreement” shall mean any confidentiality agreement entered into by Seller from and after the date hereof that contains customary confidentiality provisions and other provisions that are no less favorable to Seller than those included in the Confidentiality Agreement (provided, however, that any such confidentiality agreement will not prohibit Seller from complying with its obligations under Section 6.2).

“Accounting Principles” shall mean the accounting principles set forth in Section 1.1(a) of the Disclosure Schedule.

“Acquired Entity” shall have the meaning set forth in the Recitals.

“Acquired Entity Employee” shall mean each individual who is an employee of the Acquired Entity as of the Closing Date.

“Acquired Entity Employee Plan” shall mean each Employee Plan that is sponsored, maintained or contributed to (a) solely by the Acquired Entity or (b) exclusively for the benefit of the Acquired Entity Employees, the Acquired Entity Independent Contractors and/or other employees, officers, directors and contractors currently or formerly employed or engaged by the Acquired Entity.

“Acquired Entity Independent Contractor” shall mean any independent contractor or consultant of the Acquired Entity primarily providing services to or for the benefit of the Acquired Entity.

“Acquired Entity Insurance Policies” shall have the meaning set forth in Section 4.29.

“Adjustment Time” shall mean 11:59 p.m. Eastern Time on the date immediately preceding the Closing Date, except (a) with respect to items relating to Taxes, in which case it means as of the end of the Closing Date, and (b) with respect to Selling Expenses and Indebtedness, in which case it means as of Closing (but giving effect to the Closing).

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person at any time during the period for which the determination of affiliation is being made; provided, that with respect to Buyer, the term “Affiliate” shall exclude any portfolio company (other than Vitaprotech and its subsidiaries) owned directly or indirectly by any fund or investment vehicle managed, advised or controlled by Seven2 SAS or its affiliates. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management policies of such Person, whether through the ownership of voting securities or by contract or otherwise. “Controlled Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlled by (as defined in the immediately preceding sentence) such Person at any time during the period for which the determination of affiliation is being made.

“Affiliate Contract” shall mean any Contract between Seller or one of its Affiliates (excluding the Acquired Entity), on the one hand, and the Acquired Entity, on the other hand.

“Agreement” shall have the meaning set forth in the Preamble.

“Allocation Schedule” shall have the meaning set forth in Section 2.9(b).

“Alternative Financing” shall have the meaning set forth in Section 6.17(c).

“Ancillary Agreements” shall mean the Assignment and Assumption Agreement, Bill of Sale, the IP Assignment Agreement, the Transition Services Agreement, the Debt Commitment Letter, the Equity Commitment Letter, the Limited Guarantee and the Trademark License to Buyer and all other documents, agreements, certificates or other instruments to be delivered at the Closing pursuant to this Agreement.

“Assigned Contracts” shall have the meaning set forth in Section 2.2(a).

“Assignment and Assumption Agreement” shall mean the separate Assignment and Assumption Agreements between Buyer (or Buyer’s applicable assignee in accordance with Section 10.5), on the one hand, and Seller (or Seller’s applicable Controlled Affiliate), on the other hand, each substantially in the form attached hereto as Exhibit A.

“Assumed Liabilities” shall have the meaning set forth in Section 2.4.

“Assumed Liabilities Insurance Policies” shall have the meaning set forth in Section 4.29.

“Bank Information” shall have the meaning set forth in Section 6.17(d)(iii).

“Bankruptcy Exceptions” shall have the meaning set forth in Section 4.1(c).

“Base Purchase Price” shall have the meaning set forth in Section 2.6.

“Bill of Sale” shall mean each Bill of Sale between Buyer (or Buyer’s applicable assignee in accordance with Section 10.5), on the one hand, and Seller (or Seller’s applicable Controlled Affiliate), on the other hand, each substantially in the form attached hereto as Exhibit B.

“Business” shall mean the physical security business operated by Seller and its Controlled Affiliates (including the Acquired Entity), including (i) access control software, video management software, credentials software, access control hardware and sensors, mobile access control, telephone entry systems, technology integrations and logical access control hardware, software and mobile apps, and (ii) any formulation or research and development in connection therewith.

“Business Confidential Information” shall mean any confidential, non-public information of the Business with respect to the Acquired Entity or contained in the Assigned Contracts or other documents or materials of the Acquired Entity or included in the Purchased Assets, in each instance to the extent primarily related to the Business, the Purchased Assets or the Assumed Liabilities.

“Business Day” shall mean any day other than a Saturday, a Sunday or a statutory or civic holiday in the State of California or any other day on which banking institutions are not authorized or required by law to be open in the State of California; Paris, France; Dublin Ireland; London, U.K.; Chennai, Tamil Nadu, India or New York, NY.

“Business Employee” shall mean each individual who is an employee of Seller or any of its Controlled Affiliates whose name is listed on Section 4.21(a) of the Disclosure Schedule (the “Business Employee Census”) or an applicable update thereto in accordance with Section 6.13(a).

“Business Employee Census” shall have the meaning set forth in the definition of “Business Employee”.

“Business Independent Contractor” shall have the meaning set forth in Section 4.21(a).

“Business Restricted Cash” shall have the meaning set forth in Section 2.2(d).

“Buyer” shall have the meaning set forth in the Preamble.

“Buyer Closing Certificate” shall have the meaning set forth in Section 7.3(d).

“Buyer Fundamental Representations” shall have the meaning set forth in Section 7.3(a).

“Buyer Parties” shall have the meaning set forth in Section 8.2(a).

“Cap” shall have the meaning set forth in Section 8.4(a).

“Cash and Cash Equivalents” shall mean, with respect to any Person, all cash and cash equivalents of such Person on a consolidated basis calculated in accordance with the Accounting Principles, and less (without duplication) any (i) Business Restricted Cash of such Person, (ii) costs of repatriating, in the event such Person is not an entity incorporated under the laws of France or its political subdivisions, cash and cash equivalents from such Person to an entity that is incorporated under the laws of France or its political subdivisions, and (iii) other cash and cash equivalents that are not freely available for distribution. For the avoidance of doubt, in no event shall “Cash and Cash Equivalents” include any current assets to the extent included in the determination of the Closing Date Working Capital.

“Cash Incentive Plans” shall have the meaning set forth in Section 6.13(e).

“CFIUS” shall mean the Committee on Foreign Investment in the United States.

“CFIUS Approval Deadline” shall mean the date that is six months from the date of the submission of the draft CFIUS Notice in accordance with Section 6.18(a) of this Agreement; provided, that, the CFIUS Approval Deadline will be extended (i) on a day-for-day basis for each day following the date hereof during which there is a shutdown of the United States federal government; (ii) by thirty (30) days, upon delivery of written notice by Buyer to Seller, if, as of the date that would be otherwise be the CFIUS Approval Deadline, all conditions to Closing (other than those conditions which, by their terms, are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) have been satisfied other than receipt of the CFIUS Clearance and receipt of the Stockholder Approval, which written notice must contain a statement that, based on the facts and circumstances at the time of delivery of such notice, Buyer in good faith believes that CFIUS Clearance can reasonably be achieved in thirty (30) days or less from such extension date; and (iii) unless such extension is waived (which waiver may be provided at any time) by Buyer in its discretion, on a day-for-day basis for each day attributable, as reasonably determined by Buyer in good faith, to Seller not timely providing information requested by CFIUS or any other agency or branch of the United States federal government as required pursuant to Section 6.18(c) of this Agreement.

“CFIUS Clearance” shall mean that any of the following shall have occurred: (i) CFIUS has informed the Parties that the transactions contemplated by this Agreement do not constitute a “covered transaction” under the DPA; (ii) the Parties have received written notice from CFIUS that there are no unresolved national security concerns and all action under the DPA is concluded with respect to the transactions contemplated by this Agreement; or (iii) if CFIUS shall have sent a report to the President requesting the President’s decision under the DPA, either: (A) the period under the DPA during which the President may announce his decision to take action to suspend, prohibit or place any limitation on the transactions contemplated by this Agreement shall have expired without any such action being threatened, announced or taken; or (B) the President shall have announced a decision not to take any action to suspend, prohibit, or place any limitations on the transactions contemplated by this Agreement.

“CFIUS Notice” shall mean a joint voluntary notice with respect to the transactions contemplated by this Agreement prepared by the Parties and submitted to CFIUS in accordance with the requirements of the DPA.

“CFIUS Turndown” shall mean the Parties shall have agreed in good faith that CFIUS Clearance is unlikely to be obtained and (a) the President has issued an order suspending or prohibiting the transactions contemplated by this Agreement or (b) CFIUS has notified the Parties, orally or in writing, that CFIUS intends to send a report to the President recommending that the President act to suspend or prohibit the transactions contemplated by this Agreement, or (c) CFIUS has notified the Parties, orally or in writing, that it is unable to remediate, mitigate or address national security concerns identified through the CFIUS Clearance process.

“Chosen Financing Courts” shall have the meaning set forth in Section 10.12.

“Claim Notice” shall have the meaning set forth in Section 8.3.

“Closing” shall have the meaning set forth in Section 3.1(a).

“Closing Adjustment” shall have the meaning set forth in Section 2.7(b).

“Closing Date” shall have the meaning set forth in Section 3.1(a).

“Closing Date Cash” shall mean (without duplication) (i) Cash and Cash Equivalents that constitutes a Purchased Asset and (ii) the Cash and Cash Equivalents of the Acquired Entity as of the Adjustment Time.

“Closing Date Indebtedness” shall mean (without duplication) (i) Indebtedness that constitutes an Assumed Liability, (ii) the Indebtedness of the Acquired Entity as of the Adjustment Time and (iii) fifty percent (50%) of the RWI Fees.

“Closing Date Selling Expenses” shall mean (without duplication) (i) Selling Expenses that constitute an Assumed Liability and (ii) the Selling Expenses of the Acquired Entity as of the Adjustment Time.

“Closing Date Working Capital” shall mean the Working Capital as of the Adjustment Time.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commerce” shall have the meaning set forth in Section 4.25(a).

“Company Registered Intellectual Property” shall have the meaning set forth in Section 4.7(b)(i).

“Confidentiality Agreement” shall mean the Confidentiality Agreement, dated as of September 11, 2023, between Vitaprotech and Seller, as amended.

“Continuation Period” shall have the meaning set forth in Section 6.13(b).

“Contract” or “Contracts” shall mean all legally binding contracts, subcontracts, agreements, leases, notes, bonds, service orders, subleases, licenses, commitments, sales and purchase orders, and other instruments, arrangements or understandings of any kind, whether written or oral.

“Controlled Affiliate” shall have the meaning set forth in the definition of “Affiliate”.

“Copyrighted Works” shall mean all copyrights and copyrightable works, whether in published or unpublished works, databases, data collections and rights therein, mask work rights, Software, web site content, rights to compilations, collective works and derivative works of any of the foregoing, registrations and applications for registration for any of the foregoing and any renewals or extensions thereof, moral rights and economic rights of others in any of the foregoing, and corresponding rights in works of authorship.

“Current Assets” shall have the meaning set forth on Section 1.1(a) of the Disclosure Schedule under the heading “Current Assets”.

“Current Liabilities” shall have the meaning set forth on Section 1.1(a) of the Disclosure Schedule under the heading “Current Liabilities”.

“Data Breach” shall have the meaning set forth in Section 4.8(b)(ii).

“Data Room” shall mean the virtual data room titled “Project Hawk” hosted by DFS Venue on behalf of Seller.

“Debt Commitment Letter” shall mean that certain debt commitment letter, dated as of March 26, 2024, addressed to Vitaprotech from the Debt Financing Sources party thereto, including all exhibits, schedules and annexes thereto, together with any fee letter referred to therein (with pricing terms, “market flex” provisions and any other economic terms in each case not relating to or impacting conditionality, gross amount or available of the Debt Financing on the Closing Date being redacted), as amended, supplemented, modified or replaced in accordance with the terms of this Agreement.

“Debt Financing” shall have the meaning set forth in Section 5.5.

“Debt Financing Sources” shall mean the lenders, financial institutions, agents, arrangers and institutional investors that at any time have committed to provide or arrange or otherwise have entered into agreements in connection with all or any part of the Debt Financing, including the parties to any joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto, together with their respective Affiliates, and their respective Affiliates’ officers, directors, employees, partners, controlling persons, agents and Representatives and their respective successors and assigns, in each case, in their respect capacities as such; provided, however, that in no event shall Buyer or any of its Affiliates be a “Debt Financing Source”.

“Determination Date” shall have the meaning set forth in Section 2.8(f).

“Disclosure Schedule” shall mean the disclosure schedule delivered by Seller to Buyer concurrently with the execution and delivery of this Agreement.

“Dispute” shall have the meaning set forth in Section 2.8(a).

“Dispute Notice” shall have the meaning set forth in Section 2.8(b).

“Dispute Period” shall have the meaning set forth in Section 2.8(a).

“Distribution Documents” shall have the meaning set forth in Section 4.27.

“Domain Names” shall mean Internet domain names, electronic addresses, uniform resource locators and alphanumeric designations associated therewith registered with or assigned by any domain name registrar, domain name registry or other domain name registration authority as part of an electronic address on the Internet and all applications for any of the foregoing.

“DPA” shall mean Section 721 of Title VII of the Defense Production Act of 1950, as amended, (codified at 50 U.S.C. § 4565) and the regulations promulgated thereunder, codified at 31 C.F.R. Parts 800 to 802.

“Electronic Delivery” shall have the meaning set forth in Section 3.4(a).

“Employee Plan” shall mean each employment, consulting, compensation, severance, retirement, change in control, retention, transaction, Tax gross-up, deferred compensation, employee loan, relocation, performance awards, bonus, incentive, stock option, equity or equity-based, share purchase, share bonus, phantom stock, stock appreciation right, pension, supplemental retirement, fringe benefits, gratuity, leave encashment, provident fund, short and long term disability, medical, dental, welfare, cafeteria or similar plan, program, policy, contract, agreement, fund or other arrangement (whether written or unwritten and funded or unfunded), including each “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA), in each case, which is sponsored, maintained, contributed to, or required to be contributed to by Seller or any of its Controlled Affiliates (including the Acquired Entity) or any ERISA Affiliate thereof, or with respect to which Seller or any of its Controlled Affiliates (including the Acquired Entity) or any ERISA Affiliate thereof has any potential Liabilities, in each case, with respect to or for the benefit of any Seller Service Provider.

“Encumbrances” shall mean all mortgages, deeds of trust, collateral assignments, liens, security interests, charges, pledges, hypothecations, rights of first refusal or first offer, encumbrances, title defects, easements, rights of way, covenants, restrictions or other similar limitations, whether voluntarily incurred or imposed by or arising under Contract or Law, other than Permitted Encumbrances.

“Equity Commitment Letter” shall mean that certain Equity Commitment Letter, dated as of the date hereof, by and among Vitaprotech and Buyer.

“Equity Financing” shall have the meaning set forth in the Recitals.

“Equity Financing Sources” shall have the meaning set forth in Section 5.5.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) (a) under common control within the meaning of Section 400(b)(1) of ERISA with Seller or (b) which together with Seller is or was treated as a single employer under Section 414(t) of the Code.

“Estimated Closing Date Cash” shall have the meaning set forth in Section 2.7(a).

“Estimated Closing Date Indebtedness” shall have the meaning set forth in Section 2.7(a).

“Estimated Closing Date Selling Expenses” shall have the meaning set forth in Section 2.7(a).

“Estimated Closing Date Working Capital” shall have the meaning set forth in Section 2.7(a).

“Excise Tax Act” shall mean the Excise Tax Act (R.S.C., 1985, c. E-15) of Canada in the version applicable on the Closing Date.

“Excluded Assets” shall have the meaning set forth in Section 2.3.

“Excluded Entity” shall have the meaning set forth in Section 6.8(a).

“Excluded Insurance Policy” shall have the meaning set forth in Section 6.20(b).

“Excluded Liabilities” shall have the meaning set forth in Section 2.5(a).

“Excluded Products” shall mean the products and services included primarily in the Internet of Things (IoT) and TAG businesses of Seller and its Controlled Affiliates, including any derivatives, modifications or improvements thereof.

“Existing Indebtedness” shall mean that certain Loan and Security Agreement, dated as of February 8, 2017, by and among Identiv, Inc. and East West Bank (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).

“Expenses” shall mean any and all reasonable and documented out-of-pocket fees and expense incurred or paid by or on behalf of Buyer or its Affiliates in connection with the transactions contemplated by this Agreement, or related to the authorization, preparation, negotiation, execution and performance of this Agreement.

“Expense Reimbursement” shall have the meaning set forth in Section 9.3(b).

“Final Closing Statement” shall have the meaning set forth in Section 2.7(b).

“Final Closing Date Cash” shall have the meaning set forth in Section 2.8(f).

“Final Closing Date Indebtedness” shall have the meaning set forth in Section 2.8(f).

“Final Closing Date Selling Expenses” shall have the meaning set forth in Section 2.8(f).

“Final Closing Date Working Capital” shall have the meaning set forth in Section 2.8(f).

“Final Service Provider Census” shall have the meaning set forth in Section 6.13(a).

“Financial Statements” shall have the meaning set forth in Section 4.11(a).

“Financing” shall have the meaning set forth in Section 5.5.

“Financing Adverse Impact” shall have the meaning set forth in Section 5.5.

“Financing Commitments” shall have the meaning set forth in Section 5.5.

“Financing Indemnified Persons” shall have the meaning set forth in Section 6.17(f).

“Financing Related Persons” shall have the meaning set forth in Section 6.17(g).

“Financing Sources” shall have the meaning set forth in Section 5.5.

“Fraud” shall mean actual intentional and knowing common law fraud under the Law of the State of Delaware with respect to the representations and warranties expressly set forth in ARTICLE IV of this Agreement or a certificate delivered hereunder; provided that any such Fraud may be found to exist only with respect to the Person (or Persons) that in accordance with the applicable law as provided under Section 10.9 committed such Fraud. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud or any torts (including a claim for fraud or alleged fraud) based on negligence or recklessness.

“GAAP” shall mean United States generally accepted accounting principles.

“German Income Tax Act” shall mean the German tax law that regulates the German income taxation (‘Einkommensteuergesetz’) in the version applicable on the Closing Date.

“German Value Added Tax Code” shall mean the German tax law that regulates the value added tax (‘Umsatzsteuergesetz’) in the version applicable on the Closing Date.

“Government Contract” shall mean any Contract related to the Business, including a prime contract, subcontract, letter contract, purchase order, delivery order, multi-award schedule, task order or basic ordering agreement, that exists between Seller or any of its Controlled Affiliates and (a) any Governmental Authority, (b) any prime contractor to any Governmental Authority, (c) any subcontractor with respect to any party described in clause (a) or (b), or (d) any counterparty in which the funding source is a Governmental Authority. A task, change, purchase or delivery order under a Government Contract will not constitute a separate Government Contract, for purposes of this definition, but will be part of the Government Contract to which it relates.

“Governmental Authority” shall mean any federal, state, regional, municipal, local, foreign (including the European Union) or other governmental, quasi-governmental, regulatory, self-regulatory or administrative body, instrumentality, department or agency, any political subdivision, or any court, tribunal, administrative hearing body, arbitrator, arbitration panel, commission, or other similar dispute-resolving panel or body.

“Governmental Order” shall mean any order, writ, judgment, injunction, decree, stipulation, determination, or award entered by or with any Governmental Authority.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Inactive Business Employee” shall mean any Business Employee who is inactive as of the Closing Date as a result of illness or being on short term or long term disability, workers’ compensation, vacation, parental leave of absence or other approved absence or leave of absence and unavailable to commence work immediately after the applicable Closing Date.

“Indebtedness” shall mean, without duplication, (i) the Tax Liability Amount, and (ii) the following with respect to any Person: all Liabilities (a) of such Person for the payment or repayment of borrowed money (including the principal amount and the amount of accrued and unpaid interest thereon), (b) evidenced by a credit agreement, note, bond, indenture, securities, debenture or similar instruments or securities, (c) in respect of any capital lease obligations of such Person, (d) for deferred purchase price of assets, property, securities, goods or services including obligations under “earn-outs” or similar obligations (valued at the maximum amount payable with respect thereto), (e) under any interest rate swap agreement, forward rate agreement, interest rate cap, hedging or collar agreement or other financial agreement or arrangement entered into for the purpose of limiting or managing interest rate risks, (f) secured by a purchase money mortgage or other Encumbrance to secure all or part of the purchase price of the property subject to such mortgage or Encumbrance, (g) under any reimbursement obligation relating to a letter of credit, bankers’ acceptance (to the extent drawn), note purchase facility or similar instruments, (h) in respect of deferred payroll or compensation, accrued severance, and accrued or deferred bonuses, commissions and benefits (including paid sick/leave/vacation), and the employer’s portion of any employment, payroll or social security Taxes with respect thereto, (i) in respect of any matching, discretionary, or other employer contributions to Seller Employee Plans that, as of the Closing, are unpaid or otherwise attributable to a pre-Closing period, (j) in respect of any unfunded retirement, pension and deferred compensation liabilities and the employer’s portion of any employment, payroll or social security Taxes with respect thereto, (k) equal to twenty-five percent (25%) of the total Liabilities in respect of any advances by customers for work not yet performed or other deferred revenue, or (l) Indebtedness of another Person referred to in clauses (a) through (k) above guaranteed, endorsed or assumed by such Person. Indebtedness shall exclude any amounts to the extent included in Working Capital or Selling Expenses.

“Indemnified Party” shall mean each Person entitled to indemnification pursuant to ARTICLE VIII.

“Indemnifying Party” shall mean the Party required to indemnify another Person pursuant to ARTICLE VIII.

“Indian CGST Act” shall mean the Indian Central Goods and Services Tax Act, 2017 and all rules, regulations, orders, ordinances and directions thereunder, each as amended.

“Indian IT Act” shall mean the Indian Income-tax Act, 1961 and all rules, regulations, orders, ordinances and directions thereunder, each as amended.

“Indian Sale Shares” shall mean the shares representing one hundred percent (100%) of the issued, paid-up and outstanding share capital of the Acquired Entity.

“Information Systems” shall have the meaning set forth in Section 4.8(b)(i).

“Initial Purchase Price” shall have the meaning set forth in Section 2.6.

“Inquiry” shall have the meaning set forth in Section 6.2(a).

“Insurance Policies” shall have the meaning set forth in Section 4.29.

“Intellectual Property Rights” shall mean any and all rights, title and interests existing now or in the future relating to intellectual property, under the Laws of the United States or any other jurisdiction, including all: (a) Copyrighted Works; (b) Patents; (c) Domain Names; (d) Trade Secrets; (e) Trademarks; (f) intellectual property rights arising from Software and Technology Assets; (g) rights of privacy and publicity; and (h) any and all similar, corresponding or equivalent intellectual or proprietary rights.

“Intervening Event” shall have the meaning set forth in Section 6.2(e).

“Inventory” shall mean all inventory of the Business, wherever located, and all associated raw materials, work in process, repair and spare parts, semi-finished products, finished products, shipments in transit, wrapping, labeling, supply and packaging items primarily used or held for use in the Business, including any such inventory being held by a Person who is not Seller pursuant to a consignment Contract or a tolling Contract.

“IP Assignment Agreement” shall mean the IP Assignment Agreement, between Buyer and Seller, substantially in the form attached hereto as Exhibit C.

“IRS” shall mean the United States Internal Revenue Service.

“Law” shall mean any applicable federal, state, local or foreign statute, law, treaty, ordinance, regulation, rule, code, agency guidance, Order, injunction, intergovernmental pact, decree, directive, notice, legal requirement or official published plan or policy with legal force in any geographical area or over any class of Persons, and any rule of common law.

“Liability” shall mean any debt, obligation, Tax, duty or liability of any nature (including any unknown, undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, implied, derivative, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

“Licensed IP Rights” shall mean any and all Purchased IP Assets licensed by Seller or any of its Controlled Affiliates (including the Acquired Entity) from a third party that are primarily used or held for use in, or necessary for, the operation of the Business.

“Limited Guarantee” shall mean that certain Limited Guarantee, dated as of the date hereof, by and between Vitaprotech and Seller.

“Loss” and “Losses” shall have the meaning set forth in Section 8.2(a).

“Material Adverse Effect” shall mean any event, development, circumstance, occurrence, fact, condition or change that, individually or in the aggregate, has had, or would reasonably be expected to have, a materially adverse effect on (a) the business, results of operations, financial condition or assets of the Business and the Acquired Entity, taken as a whole, or (b) the ability of Seller to timely consummate the transactions contemplated hereby; provided, however, that, in the case of clause (a) only, “Material Adverse Effect” shall not include any event, development, circumstance, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Business operates; (iii) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action expressly required by this Agreement or any Ancillary Agreement or any action taken (or omitted to be taken) with the prior written consent of or at the written request of Buyer; (vi) any changes in applicable Laws or accounting rules (including GAAP), in each case, after the date hereof; (vii) without limitation of the representation and warranty in Section 4.4, the announcement, pendency or completion of the transactions contemplated by this Agreement, including losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with Seller and the Business; (viii) any natural or man-made disaster or acts of God; (ix) any epidemics, pandemics, disease outbreaks, or other public health emergencies; or (x) any failure by the Business to meet any internal or published projections, forecasts or revenue or earnings predictions (provided, that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded); except in the case of the foregoing clauses (i)-(iv) and (ix), only to the extent such change, occurrence, event or effect has a materially disproportionate impact on the Business and the Acquired Entity, taken as a whole, as compared to other companies or businesses operating in the same or similar industries and geographies in which the Business operates. A Material Adverse Effect shall be deemed to have occurred in the event that the representations and warranties of Seller and the Acquired Entity contained in Section 4.1(d) are not true and correct in all material respects.

“Material Contract” shall have the meaning set forth in Section 4.16(c).

“Material Customer” shall have the meaning set forth in Section 4.18(a).

“Material Supplier” shall have the meaning set forth in Section 4.18(b).

“Non-Transferrable Assets” shall have the meaning set forth in Section 3.3(c).

“Non-US Plan” shall have the meaning set forth in Section 4.20(h).

“Notice Period” shall have the meaning set forth in Section 8.3.

“NSI Act” shall mean the United Kingdom National Security and Investment Act 2021.

“NSI Approval” means (i) if the Parties are required to give mandatory notice under § 14(1) of the NSI Act, the Secretary of State issuing a notification pursuant to § 14(8)(b)(ii) of the NSI Act that no further action will be taken under the NSI Act, or (ii) if the Secretary of State has given a call-in notice under § 14(8)(b)(i) of the NSI Act or decided to examine the transactions contemplated by this Agreement in accordance with § 1(1) of the NSI Act, the Secretary of State issuing (A) a final notification pursuant to § 26(1)(b) of the NSI Act that no further action in relation to a call-in notice is to be taken, or (B) a final order pursuant to §26(1)(a) of the NSI Act permitting the transactions contemplated by this Agreement to proceed, and such order not being revoked or varied before Closing.

“OFAC” shall have the meaning set forth in Section 4.25(a).

“Open Source License” shall mean any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), including: (a) the GNU General Public License, the GNU Library General Public License, the GNU Lesser General Public License, the Affero General Public License, the Mozilla Public License, the Common Development and Distribution License, the Eclipse Public License, any Creative Commons “sharealike” license, or any license that is, or substantially similar to, a license now approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, or (b) any license under which any Software or other materials are distributed or licensed as “free software,” “open source software” or under similar terms. For the avoidance of doubt, Open Source Licenses include copyleft licenses.

“Open Source Materials” shall mean any Software or other material that is, or that contains or is derived in any manner (in whole or in part), from any Software that is distributed as “free software,” “open source software” “copyleft software,” “freeware,” “shareware,” or under a similar licensing or distribution model (including the Open Source Licenses).

“Operationally Consistent” shall mean, solely with respect to matters that primarily concern the day to day operations, management and administration of the Business, that such matters are conducted consistent with the manner such matters have been conducted during the twelve (12) month period prior to the date of this Agreement. For the avoidance of doubt, each of the actions or other matters addressed in Section 6.1(b) of the Disclosure Schedule shall be deemed not to primarily concern the day to day operations, management and administration of the Business.

“Order” shall mean any order, ruling, consent, writ, judgment, injunction, settlement, decree, stipulation, determination, or subpoena, verdict, award or other decision (whether temporary, preliminary or permanent) issued, promulgated or entered by or with any Governmental Authority.

“Outside Date” shall have the meaning set forth in Section 9.1(b).

“Owned Intellectual Property” shall mean all Purchased IP Assets owned or purported to be owned by Seller or its Controlled Affiliates (including the Acquired Entity), including all Company Registered Intellectual Property.

“Party” and “Parties” shall have the meaning set forth in the Preamble.

“Patents” shall mean issued patents or pending patent applications and any utility patent, design patent, patent of importation, patent of addition, certificate of addition, certificate or model of utility, whether domestic or foreign, and all divisions, continuations, continuations-in-part, reissues, reexaminations, renewals or extensions thereof, any letters patent that issue thereon, and all rights to claim priority from any of the foregoing.

“Permit” shall mean any permit, license, franchise, clearance, order, registration, certificate, variance, authorization, accreditation, qualification, exemption, consent, approval, or similar document or authority that has been issued or granted by a Governmental Authority, and any application for the same.

“Permitted Encumbrances” shall mean (a) Encumbrances for Taxes and assessments of a Governmental Authority not yet due and payable or being contested in good faith by appropriate proceedings and for which adequate reserves have been made on the Financial Statements in accordance with GAAP; (b) statutory liens of landlords and liens of carriers, warehousemen, mechanics, materialmen and repairmen incurred in the ordinary course of business that were not incurred as a result of a breach or default by Seller or its Controlled Affiliates; (c) the terms and conditions of the Assigned Contracts (except to the extent of any Excluded Liabilities); (d) the Assumed Liabilities; and (e) the Encumbrances set forth on Section 1.1(c) of the Disclosure Schedule.

“Person” shall mean an individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, a Governmental Authority or any other entity or organization.

“Personal Information” shall mean (a) any information about an individual that alone or in combination with other information could be used to identify or is otherwise related to an individual person and (b) any information included in the definition of “personal information,” “personally identifiable information,” “personal data,” “PII,” “protected health information,” or any similar term under applicable law or provided by Seller or any of its Controlled Affiliates (including the Acquired Entity) in its privacy policies, notices or contracts related to the Business.

“Policy Beneficiary” shall have the meaning set forth in Section 6.20(b).

“Policy Covered Loss” shall have the meaning set forth in Section 6.20(b).

“Policy Holder” shall have the meaning set forth in Section 6.20(b).

“President” shall mean the President of the United States.

“Pre-Closing Purchase Price Allocation” shall have the meaning set forth in Section 2.9(a).

“Pre-Closing Statement” shall have the meaning set forth in Section 2.7(a).

“Pre-Closing Tax Period” shall mean any taxable period ending on or before the Closing Date and the portion of any Straddle Period ending on and including the Closing Date.

“Pre-Closing Taxes” shall mean (without duplication) (i) all Taxes of Seller and its Affiliates (not including the Acquired Entity) with respect to the Business, Purchased Assets, and the Purchased Equity Interests, including amounts that should have been withheld from or by the Seller or its Affiliates, and (ii) any Taxes of the Acquired Entity, including amounts that should have been withheld from or by the Acquired Entity, for any Pre-Closing Tax Period, in each case determined in accordance with Section 6.9(a) for Taxes described therein; provided, that “Pre-Closing Taxes” shall not include any amount of Taxes taken into account in determining the Purchase Price as finally determined pursuant to Section 2.7 or allocated to Buyer pursuant to Section 3.2(a).

“Privacy Laws” shall mean, regardless of jurisdiction, any and all applicable Laws, legal requirements, self-regulatory guidelines and binding industry standards relating to the Processing of any Personal Information.

“Privacy Requirements” shall mean all applicable Privacy Laws and all of Seller’s and all of its Controlled Affiliates’ (including the Acquired Entity’s) policies, notices and contractual obligations relating to the Processing of any Personal Information in connection with the Business.

“Proceeding” shall mean any claim, action, arbitration, audit, hearing, inquiry, prosecution, contest, charge, demand, complaint, examination, proceeding, investigation, litigation, suit (whether civil, criminal, administrative, or investigative or appellate proceeding, or whether public or private) commenced, brought, conducted, or heard by or before, or otherwise involving any Governmental Authority (including a qui tam complaint).

“Processing” or “Process” shall mean any operation or set of operations performed on any data, whether or not by automated means, including receipt, collection, compilation, use, storage, combination, sharing, safeguarding, disposal, erasure, destruction, disclosure or transfer (including cross-border transfer).

“Product Software” shall have the meaning set forth in Section 4.7(d)(i).

“Proxy Statement” shall have the meaning set forth in Section 6.3(a).

“Purchase Price” shall have the meaning set forth in Section 2.6(a).

“Purchased Assets” shall mean, collectively, all assets, properties, rights, interests, permits, claims, and goodwill, wherever situated and of whatever kind and nature, real or personal, whether or not reflected on the books and records of Seller and its Controlled Affiliates that are primarily related to, primarily used in, held for use in, or necessary for the conduct of the Business including (a) those which are set forth in Section 2.2(a)-(o) and (b) the Purchased IP Assets, but excluding, any Excluded Assets and any of the foregoing that is held by the Acquired Entity.

“Purchased Equity Interests” shall have the meaning set forth in the Recitals.

“Purchased IP Assets” shall mean all Intellectual Property Rights and Technology Assets (a) primarily used in, primarily held for use in, or necessary for, the conduct and operation of the Business and (b) used or held for use by the Acquired Entity.

“Recent Seller SEC Documents” shall have the meaning set forth in Section 4.26(a).

“Release Documentation” shall have the meaning set forth in Section 6.17(h).

“Representatives” shall mean, with respect to any Person, its Affiliates, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants, and other agents of such Person and its Affiliates.

“Required Amount” shall have the meaning set forth in Section 5.5.

“Restrictive Period” shall have the meaning set forth in Section 6.8(a).

“Retained Employee” shall have the meaning set forth in Section 6.13(a).

“RWI Fees” shall have the meaning set forth in Section 6.15.

“R&W Insurance Policy” shall mean a buyer-side representations and warranties policy obtained by Buyer, at its sole cost and expense.

“Schedule 6.19 Letter of Credit” shall have the meaning set forth in Section 6.19.

“SEC” shall mean the Securities and Exchange Commission.

“SEC Documents” shall mean (i) all reports, schedules, registrations, forms, statements, information and other documents filed with or furnished to the SEC by Seller pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and which hereafter shall be filed with or furnished to the SEC and (ii) all information contained in such filings and all documents and disclosures that have been and heretofore shall be incorporated by reference therein.

“Seller” shall have the meaning set forth in the Preamble.

“Seller 401(k) Plan” shall have the meaning set forth in Section 6.13(e).

“Seller Acquisition Agreement” shall have the meaning set forth in Section 6.2(d).

“Seller Adverse Recommendation Change” shall have the meaning set forth in Section 6.2(d).

“Seller Board” shall have the meaning set forth in the Recitals.

“Seller Board Recommendation” shall have the meaning set forth in the Recitals.

“Seller Closing Certificate” shall have the meaning set forth in Section 7.2(d).

“Seller Employee Plan” shall mean each Employee Plan that is not an Acquired Entity Employee Plan.

“Seller Equity Award” shall have the meaning set forth in Section 6.13(f).

“Seller Fundamental Representations” shall have the meaning set forth in Section 7.2(a).

“Seller IP Rights” shall mean any and all Intellectual Property Rights owned or purported to be owned by Seller or its Controlled Affiliates, other than the Purchased IP Assets.

“Seller Parties” shall have the meaning set forth in Section 8.2(b).

“Seller Service Provider” shall mean the Business Employees, Business Independent Contractors, Acquired Entity Employees and Acquired Entity Independent Contractors, respectively.

“Seller Superior Proposal” shall mean a written Seller Takeover Proposal (except that, for purposes of this definition, the references in the definition of “Seller Takeover Proposal” to “twenty percent (20%) or more” are replaced by “more than fifty percent (50%)”) made by a third party on terms that the Seller Board or other duly authorized committee thereof determines in its good faith judgment, after consultation with financial advisors of nationally recognized reputation and outside legal counsel, taking into account all factors and matters deemed relevant in good faith by the Seller Board, including financial, legal, regulatory and any other aspects of the transaction described in such proposal, would, if consummated, (i) be more favorable to Seller and the holders of equity in Seller than the transactions contemplated hereunder from a financial point of view (including after giving effect to any adjustment to the terms thereof proposed in a binding written offer by Buyer), and (ii) is reasonably capable of being completed in accordance with its terms.

“Seller Takeover Proposal” shall mean, other than the transactions contemplated hereunder, any bona fide oral or written offer or proposal from a third party or group of third parties (other than from Buyer or its Affiliates or Representatives) that did not result from a breach of Section 6.2 (other than a de minimis breach) relating to (a) any acquisition or purchase, directly or indirectly, of twenty percent (20%) or more of the fair value of the consolidated assets of Seller and its Subsidiaries or twenty percent (20%) or more of any class of equity or voting securities of Seller or any of its Subsidiaries whose assets, individually or in the aggregate, constitute twenty percent (20%) or more of the fair value of the consolidated assets of Seller, (b) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in a Person or group beneficially owning twenty percent (20%) or more of any class of equity or voting securities of Seller or any of its Subsidiaries whose assets, individually or in the aggregate, constitute twenty percent (20%) or more of the fair value of the consolidated assets of Seller, or (c) a merger, consolidation, share exchange, business combination, asset sale, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving Seller or any of its Subsidiaries pursuant to which any Person or group would own, directly or indirectly, twenty percent (20%) or more of the aggregate voting power of Seller after giving effect to the consummation of such transaction.

“Seller Technology Assets” shall mean any and all Technology Assets owned or purported to be owned by Seller or its Controlled Affiliates, other than Technology Assets included in the Purchased Assets or held by the Acquired Entity.

“Seller Termination Fee” shall have the meaning set forth in Section 9.3(a).

“Seller Trade Names” shall have the meaning set forth in Section 3.1(b)(ix).

“Seller’s Knowledge” shall mean the actual knowledge of any of (i) Steve Humphreys, (ii) Mark Allen, (iii) Steve Luther, (iv) Mike Taylor, (v) Mark Butcher, or (vi) Justin Scarpulla after reasonable inquiry.

“Selling Expenses” shall mean, without duplication, all costs, fees and expenses incurred (i) in connection with, the negotiation, preparation or consummation of the transactions contemplated by this Agreement, and (ii) any bonuses and any incentive payments, including all sale, change in control, retention, success, transaction bonus or other payments, payable to employees, managers, agents and consultants of and to Seller or any of its Affiliates (including, with respect to the period prior to the Closing, the Acquired Entity) as a result of, or in connection with, the negotiation, preparation or consummation of the transactions contemplated by this

Agreement and unpaid by Seller or such Affiliate as of the Closing Date (including the employer portion of any payroll, social security, unemployment or similar Taxes related thereto), but excluding any liabilities or obligations relating to or arising out of the termination or retention of employment of any Business Employee to whom Buyer is required to, but fails to make an offer of employment in accordance with Section 6.13(a), including any liabilities associated with any claims for severance, discharge indemnity, equity compensation, compensation for unfair dismissal or wrongful termination, and payments in lieu of notice and other payments for social security including any shortfall of social security contributions thereof (including the employer portion of any payroll, social security, unemployment or similar Taxes related thereto). Selling Expenses shall not include any amounts to the extent included in Working Capital or Indebtedness.

“Shared Contract” shall have the meaning set forth in Section 6.16.

“Software” shall mean all computer software and code, including assemblers, applets, compilers, Source Code, object code, development tools, design tools, user interfaces and data, in any form or format, however fixed, such as, databases and data collections, as well as descriptions, documentation, and other materials related to any of the foregoing.

“Source Code” shall mean computer software that may be displayed or printed in human-readable form, including all related programmer comments, annotations, flowcharts, diagrams, help text, data and data structures, instructions, procedural, object-oriented or other human-readable code, and that is not intended to be executed directly by a computer without an intervening step of compilation or assembly.

“Specified Information” shall have the meaning set forth in Section 6.17(d).

“Standard Sales Contract” shall have the meaning set forth in Section 4.16(a).

“Statutory Severance” shall have the meaning set forth in Section 6.13(b).

“Stockholder Approval” shall have the meaning set forth in Section 4.1(c).

“Stockholders’ Meeting” shall mean, at Seller’s sole election, either (i) a special meeting of Seller’s stockholders for the sole purpose of seeking the Stockholder Approval or (ii) Seller’s annual stockholder meeting, provided in the event of clause (ii), the only matters for consideration at such meeting shall be the Stockholder Approval, election of members of the Seller Board, advisory vote to approve the compensation of Seller’s named executive officers, advisory vote on the frequency of holding an advisory vote to approve the compensation of Seller’s named executive officers, amendment to Seller’s 2011 Incentive Compensation Plan, advisory vote to approve certain compensation that may be paid or become payable to our current and former named executive officers that is based on or otherwise relates to the transactions contemplated by this Agreement and ratification of Seller’s independent public accounting firm, and in either case of clause (i) or (ii), including any adjournment or postponement thereof.

“Straddle Period” shall mean any Tax period that includes (but does not end on) the Closing Date.

“Subsidiary” shall mean with respect to any Person, any other Person of which fifty percent (50%) or more of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by the first Person.

“Support Agreement” shall have the meaning set forth in the Recitals.

“Target Closing Working Capital” shall mean $20,502,000.00.

“Target Products” shall mean (a) the current products and services of Seller and its Controlled Affiliates developed, manufactured, sold, offered for sale, distributed, hosted, or supported, and (b) proposed as of the Closing to be developed, manufactured, sold, offered for sale, distributed, hosted, or supported by Seller and its Controlled Affiliates, in each case (a) and (b), that are primarily used in, held for use or necessary for the operation of the Business, excluding any Excluded Products.

“Tax” or “Taxes” shall mean: (a) any and all United States federal, state, local or foreign taxes, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, imposts, levies or other assessments by any Governmental Authority, including on net income, gross income, gross receipts, windfall profit, production, capital, sales, goods and services, use, ad valorem, value added, transfer, excise, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, severance, stamp, environmental, occupation, real property, personal property, motor vehicle, escheat, abandoned or unclaimed property, alternative or add-on minimum, estimated, asset, net worth, privilege, intangible, registration, recording, transaction, business, premium, real property, personal property, or other, together with any interest and any penalties, fines, surcharge, additions to tax or additional amounts imposed by any Law or Governmental Authority, in each case whether or not disputed, (b) any liability for the payment of any amounts of any of the foregoing types described in clause (a) as a result of being a member of an affiliated, consolidated, combined or unitary group, or being a party to any agreement or arrangement (excluding any such agreement or arrangement entered into in the ordinary course of business the purpose of which is not primarily related to Taxes) whereby liability for payment of such amounts was determined or taken into account with reference to the liability of any other Person, (c) any liability for the payment of any amounts of any of the foregoing types described in clauses (a) and (b) as a result of being a party to any tax sharing or allocation agreements or arrangements (whether or not written, but excluding any such agreement or arrangement entered into in the ordinary course of business the purpose of which is not primarily related to Taxes) or with respect to the payment of any amounts of any of the foregoing types as a result of any express or implied obligation to indemnify any other Person, and (d) any liability for the payment of any amount of the foregoing types described in clauses (a), (b) and (c) as a successor, transferee, “representative assessee” under the Indian IT Act or otherwise.

“Tax Liability Amount” shall mean an amount (which shall not be less than zero (0) in any jurisdiction for the Acquired Entity) equal to the sum, without duplication, of the aggregate unpaid Taxes of the Acquired Entity for any Pre-Closing Tax Period. The Tax Liability Amount shall be determined (i) based on the Acquired Entity’s historical practices and procedures (including any elections, methods of accounting, and other filing positions) to the extent currently supportable at a “more likely than not” (or higher) level of confidence, (ii) calculated as of the end of the Closing Date as if the taxable year of the Acquired Entity ended at the close of the Closing Date (allocated for any Straddle Period in accordance with Section 6.9(a)), and (iii) by excluding all deferred Tax liabilities and all deferred Tax assets.

“Tax Returns” shall mean all reports, returns, declarations, statements, elections, schedules, claims for refund, and forms filed or sent to a Governmental Authority or required to be filed or sent to a Governmental Authority with respect to Taxes, including any supplement or attachment thereto and any amendment thereof.

“Technology Assets” shall mean all tangible items constituting, disclosing or embodying any Intellectual Property Rights, including inventions (whether patentable or not), improvements, Trade Secrets, know how, confidential information, invention disclosures, works of authorship, industrial designs, databases, data collections and compilations, specifications, designs, bills of material, schematics, algorithms, interfaces, routines, tools, devices, techniques, concepts, methods, prototypes, formulae, test plans and results, process technology, codes, codecs, algorithms, reference designs, plans, drawings, blueprints, technical data, topography, mask works, customer lists, customer databases, firmware, Software (in source and object code form), as well as all documentation relating to any of the foregoing.

“Third Party Claim” shall have the meaning set forth in Section 8.3.

“Trade Secrets” shall mean anything that would constitute a “trade secret” under applicable law, and, including, to the extent maintained as confidential, all other inventions (whether patentable or not), industrial designs, discoveries, improvements, ideas, designs, models, formulae, patterns, compilations, data collections, drawings, blueprints, mask works, devices, methods, techniques, processes, know-how, confidential information, non-public information, proprietary information, customer lists, technology, Software, Source Code and technical information, and moral and economic rights of authors and inventors in any of the foregoing.

“Trademark” shall mean trademarks, service marks, logos, brand names, trade dress, fictional business names, trade names, commercial names, certification marks, collective marks, and other indicators of the commercial source or origin of a product or service, and general intangibles of a like nature, in each case, whether or not registered, and all registrations, renewals, applications for registration, equivalents and counterparts of the foregoing, together with the goodwill of the business associated with each of the foregoing.

“Trademark License to Buyer” shall mean the Trademark License Agreement between Buyer and Seller, substantially in the form attached hereto as Exhibit E.

“Transfer Taxes” shall have the meaning set forth in Section 3.2(a).

“Transferred Employee” shall have the meaning set forth in Section 6.13(a).

“Transition Services Agreement” shall mean the Transition Services Agreement between Buyer and Seller, substantially in the form attached hereto as Exhibit D.

“Verification Accountant” shall mean an impartial nationally recognized firm of independent certified public accountants mutually appointed by Buyer and Seller.

“Viruses” shall have the meaning set forth in Section 4.7(d)(i).

“Vitaprotech” shall have the meaning set forth in the Recitals.

“WARN Act” shall mean the Worker Adjustment and Retraining Notification Act and any similar Law.

“Working Capital” shall mean an aggregate amount equal to the (i) sum of Current Assets minus (ii) the sum of Current Liabilities, in all cases determined in accordance with the Accounting Principles. Section 1.1(a) of the Disclosure Schedule also includes an illustration of the calculation of Working Capital as of December 31, 2023. For the avoidance of doubt, Working Capital may be a negative or positive value, and in no event shall Working Capital include any amounts to the extent included in Cash and Cash Equivalents, Indebtedness or Selling Expenses.

“Working Capital Lower Collar” shall mean the amount equal to Target Closing Working Capital minus $1,000,000.

“Working Capital Upper Collar” shall mean the amount equal to Target Closing Working Capital plus $1,000,000.

Section 1.2 Other Terms. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.

Section 1.3 Other Definitional Provisions; References. The table of contents and the section and other headings and sub-headings contained in this Agreement and the exhibits and schedules hereto are solely for the purpose of reference, are not part of the agreement of the Parties, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit or schedule hereto. All references to days or months shall be deemed to reference calendar days or months unless otherwise specified. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first (1st) succeeding Business Day thereafter. Unless the context otherwise requires, any reference to “Section”, “Exhibit” or “Schedule” shall be deemed to refer to a section of this Agreement, exhibit to this Agreement or a schedule to this Agreement, as applicable. The words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” (or any variation thereof) are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless the context otherwise requires, the word “or” is not exclusive, and the terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. All references to “dollars” or “$” mean “U.S. dollars” and all amounts required to be paid hereunder shall be paid in United States currency. The phrase “made available” or a phrase of similar import means that the document was posted to the Data Room at least two (2) Business Days prior to the execution of this Agreement and continuously available to Buyer and its Representatives until the Closing. English shall be the governing language of this Agreement. Unless the context otherwise requires, references in this Agreement to particular sections of a Law shall be deemed to refer to such sections or provisions as they may be amended after the date of this Agreement. “ordinary course of business” means, with respect to any Person, “ordinary course of business consistent with such Person’s past practice.” Whenever there is an obligation set forth in this Agreement of Seller or one of its Controlled Affiliates (including prior to the Closing, the Acquired Entity) to take or refrain from taking a certain action, Seller shall cause such Controlled Affiliate to take or refrain from taking such action. Imperial Capital, LLC and Craig-Hallum Capital Group LLC shall be deemed to be financial advisors of nationally recognized reputation.

ARTICLE II

PURCHASE AND SALE; ASSUMPTION OF LIABILITIES

Section 2.1 Purchase and Sale of Equity Interests. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller shall sell, transfer, assign, convey and deliver (or cause to be assigned, transferred, assigned, conveyed or delivered) to Buyer, and Buyer shall purchase from Seller or its applicable Controlled Affiliates, free and clear of all Encumbrances, all of Seller’s (or such Controlled Affiliate’s) right, title and interest in and to the Purchased Equity Interests.

Section 2.2 Purchase and Sale of the Business. In addition to the rights and assets directly and indirectly conveyed pursuant to Section 2.1, upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller shall sell, transfer, assign, convey and deliver (or cause to be assigned, transferred, assigned, conveyed or delivered) to Buyer, and shall cause its Controlled Affiliates (other than the Acquired Entity) to sell, transfer, assign and deliver to Buyer, and Buyer shall purchase from Seller and its Controlled Affiliates (other than the Acquired Entity), as applicable, in each case, free and clear of all Encumbrances, all of Seller’s and its Controlled Affiliates’ (other than the Acquired Entity) right, title and interest in and to the Purchased Assets, including the following (which, for the avoidance of doubt, shall exclude the Excluded Assets):

(a) all Contracts primarily used in, held for use in, or necessary to conduct the Business (other than those where the Acquired Entity is the sole entity Affiliated with Seller that is a party thereto), including those set forth on Section 2.2(a) of the Disclosure Schedule (the “Assigned Contracts”), and all rights of Seller and its Controlled Affiliates (other than the Acquired Entity) thereunder except for any rights, causes of action, choses in action, rights of recovery or indemnification, insurance benefits, rights of set-off of any kind, lawsuits, claims, bankruptcy claims or proofs of claims and demands of any nature of Seller and its Controlled Affiliates (other than the Acquired Entity) with respect to matters arising prior to Closing under the Assigned Contracts that are not Assumed Liabilities;

(b) all rights under any restrictive covenant, confidentiality, non-disclosure or invention assignment Contract to the extent primarily used in, held for use in, or related to the operation or protection of the Business, or the use of the Purchased Assets following the Closing (or, in each case, any portion thereof);

(c) the Inventory (excluding inventory held by the Acquired Entity);

(d) all rights and benefits of the credits, rebates, advance payments, security, charges, sums and fees, prepaid expenses, surety accounts and other similar deposits of the Business, including (i) escrow monies and funds held in trust on behalf of Seller or any of its Controlled Affiliates (other than the Acquired Entity) solely for the benefit of the Business or (ii) security deposits in the possession of landlords, utility companies or other third Persons (including Governmental Authorities) and held on behalf of Seller or any of its Affiliates (other than the Acquired Entity) solely for the benefit of the Business (the items in clause (i) and (ii), “Business Restricted Cash”), but excluding, for the avoidance of doubt, any such items that are related to Taxes;

(e) all rights under warranties, indemnities and other similar rights against third parties to the extent related to any of the Purchased Assets, including all rights under express or implied warranties and guarantees from suppliers or distributors with respect to the Assigned Contracts;

(f) without limitation of Section 6.20(b), all rights to causes of action, choses in action, rights of recovery or indemnification, insurance benefits, rights of set-off of any kind, lawsuits, claims, bankruptcy claims or proofs of claims and demands of any nature, in each case, primarily related or necessary to the Business, or related to the Purchased Assets or Assumed Liabilities, and all rights to proceeds therefrom, excluding, for the avoidance of doubt, any such items that are related to Taxes and any rights, causes of action, choses in action, rights of recovery or indemnification, insurance benefits, rights of set-off of any kind, lawsuits, claims, bankruptcy claims or proofs of claims and demands of any nature of Seller and its Controlled Affiliates (other than the Acquired Entity) with respect to any matters arising prior to Closing that are not Assumed Liabilities;

(g) all tangible property, furniture, machinery, vehicles, spare parts, equipment, tools, supplies, and other tangible personal property or similar fixed assets primarily related to the Business, including those items listed on Section 2.2(g) of the Disclosure Schedule;

(h) all Current Assets and customer, supplier and vendor lists;

(i) all accounts and notes receivable, unbilled revenues, reimbursable costs and expenses and other claims for money due to Seller or its Controlled Affiliates (other than the Acquired Entity) primarily related to the Business;

(j) all Permits (to the extent assignable) and building, safety, fire and health approvals, that are primarily used, held for use in or otherwise necessary to conduct the operation of the Business or that are required for the ownership and use of the Purchased Assets or the assets of the Acquired Entity held as of Closing, or any waiver of any of the foregoing;

(k) all telephone numbers, facsimile numbers and email addresses primarily used or held for use in the operation of the Business (except as relating to the personal contact information of Business Employees);

(l) the Purchased IP Assets and all rights to: (i) sue for and recover and retain damages and obtain other equitable relief for present, past and future infringement, misappropriation, dilution or other actionable harm of any of the Purchased IP Assets; (ii) claim priority to any of the Purchased IP Assets under any Law; (iii) prosecute, register, maintain and defend any of the Purchased IP Assets before any public or private agency, office or registrar; and (iv) fully and entirely stand in the place of Seller or its Controlled Affiliates, as applicable, in all matters related to any of the Purchased IP Assets;

(m) copies of all books and records, including books of account, ledgers and general, financial and accounting records machinery and equipment maintenance files, personnel files relating to all Acquired Entity Employees and Acquired Entity Independent Contractors (to the extent permitted by applicable Law), customer purchasing histories, price lists, distribution lists, supplier lists, production data, quality control records and procedures, customer complaints and inquiry files, research and development files, records and data (including all correspondence with any Governmental Authority), sales material and records, strategic plans, internal financial statements and marketing and promotional surveys, material and research, that primarily relate to the Business or the Purchased Assets;

(n) the leased real property listed on Section 2.2(n) of the Disclosure Schedule; and

(o) the Business as a going concern and all goodwill and other intangible assets of the Business and any of the assets described in the foregoing clauses.

Section 2.3 Excluded Assets. Notwithstanding anything herein to the contrary, Seller or its Affiliates, as applicable, shall retain all of its right, title and interest in and to, and there shall be excluded from the sale, assignment or transfer of assets to Buyer hereunder the following assets of Seller and its Controlled Affiliates (to the extent held by Persons other than the Acquired Entity) (collectively, the “Excluded Assets”) which shall not be included in the Purchased Assets:

(a) the Excluded Products;

(b) the Seller IP Rights and Seller Technology Assets, including all rights of Seller and Seller’s Affiliates thereunder with respect to any rights, causes of action, choses in action, rights of recovery or indemnification, insurance benefits, rights of set-off of any kind, lawsuits, claims, bankruptcy claims or proofs of claims and demands of any nature that are not Assumed Liabilities;

(c) all rights under any restrictive covenant, confidentiality, non-disclosure or invention assignment Contract to the extent used in, held for use in, or related solely to the operation or protection of Seller’s or its Controlled Affiliates’ businesses other than the Business, or the use of the Excluded Assets following the Closing (or, in each case, any portion thereof);

(d) all (i) bank accounts of Seller and its Controlled Affiliates and (ii) cash and cash equivalents of Seller and its Controlled Affiliates on hand at the Adjustment Time, including bank balances and cash and cash equivalents in bank accounts, monies in the possession of any banks, savings and loans or trust companies and similar cash items on hand at the Adjustment Time, other than Business Restricted Cash;

(e) (i) any attorney-client privilege and attorney work-product protection of Seller or associated with the Business as a result of legal counsel representing Seller or the Business, including in connection with the transactions contemplated by this Agreement; (ii) all documents maintained by legal counsel as a result of representation of Seller or the Business; (iii) all documents subject to the attorney-client privilege and work-product protection described in subsection (i); and (iv) all documents maintained by Seller in connection with the transactions contemplated by this Agreement;

(f) all Contracts that are not Assigned Contracts;

(g) all Seller Employee Plans and trusts or other assets attributable thereto;

(h) any Permits that do not constitute Purchased Assets;

(i) the equity securities in any direct or indirect subsidiary of Seller, including the Purchased Equity Interests (which shall be transferred pursuant to Section 2.1), and the corporate seals, books of account or other records relating to the corporation organization of Seller and its direct and indirect subsidiaries (other than those of the Acquired Entity which shall be indirectly transferred pursuant to Section 2.1);

(j) any real property leased or owned by Seller, other than the leased real property listed in Section 2.2(n) of the Disclosure Schedule;

(k) all assets, including any Contracts, used by Seller or its Affiliates in connection with the services to be provided to Buyer pursuant to the Transition Services Agreement;

(l) books and records which Seller is prohibited from disclosing to Buyer under applicable Law, including any such employee and employee personnel, medical and benefit-related files or records the disclosure of which is prohibited by applicable Law; and

(m) any cash and collateral initially funded by Seller and its Affiliates in connection with the Schedule 6.19 Letter of Credit.

For the avoidance of doubt, any assets that would be Excluded Assets if they were held by a Person other than the Acquired Entity shall be individually acquired by Buyer as a result of the acquisition of the Purchased Equity Interests.

Section 2.4 Assumption of Assumed Liabilities. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Buyer shall assume from Seller or its Affiliates, and shall agree to fully pay, discharge and satisfy when due and perform in accordance with their terms, effective from the Closing, only the obligations of Seller or its Affiliates set forth below, whether known or unknown, contingent or otherwise, whether currently in existence or arising hereafter (collectively, the “Assumed Liabilities”):

(a) all obligations of Seller or its Affiliates related to the Business or the Purchased Assets arising from and after the Closing; provided, however, that Buyer will not assume or be responsible for any such Liabilities to be performed prior to the Closing (subject to Section 2.4(d)), to the extent that they relate to the operation of the Business or events or occurrences prior to Closing (subject to Section 2.4(d)), or to the extent that they arise from breaches of such Assigned Contracts or Permits or defaults under such Assigned Contracts or Permits prior to Closing;

(b) all Current Liabilities;

(c) all liabilities and obligations resulting from actions taken after the Closing relating to the Business (for the avoidance of doubt, other than Pre-Closing Taxes and Transfer Taxes allocated to Seller under Section 3.2(a));

(d) all liabilities and obligations of Seller or any of its Affiliates for servicing warranty claims for Target Products sold prior to Closing;

(e) all liabilities and obligations of Seller or any of its Affiliates relating to or arising out of the Purchased Assets after the Closing; provided, however, that Buyer will not assume or be economically responsible for any Pre-Closing Taxes and Transfer Taxes allocated to Seller under Section 3.2(a); and

(f) any liabilities or obligations relating to or arising out of the termination or retention of employment of any Business Employee to whom Buyer fails to make an offer of employment in accordance with Section 6.13(a), including any liabilities associated with any claims for severance, discharge indemnity, equity compensation, compensation for unfair dismissal or wrongful termination, and payments in lieu of notice and other payments for social security including any shortfall of social security contributions thereof) (including the employer portion of any payroll, social security, unemployment or similar Taxes related thereto).

Section 2.5 Excluded Liabilities.

(a) Buyer shall not assume or be liable for any Liabilities or obligations of Seller, any of its Affiliates or any predecessor thereof of whatever nature, whether known or unknown, contingent or otherwise, whether currently in existence or arising hereafter, other than the Assumed Liabilities (the “Excluded Liabilities”). The Excluded Liabilities shall include:

(i) any liabilities or obligations arising out of or relating to Seller’s ownership or operation of the Business and the Purchased Assets prior to the Closing Date, including any liabilities arising from any non-compliance with Indian exchange control regulations;

(ii) any Selling Expenses other than Closing Date Selling Expenses;

(iii) any Indebtedness other than Closing Date Indebtedness;

(iv) (x) sponsorship of, and any liabilities or obligations under, arising out of or relating to a Seller Employee Plan, (y) any liabilities or obligations relating to or arising out of the employment or engagement of (i) the Business Employees or Business Independent Contractors at or prior to the date on which such individual commences employment or engagement with Buyer or any of its Affiliates or (ii) any other current or former employees, officers, directors, independent contractors, consultants, or service providers by Seller and its Affiliates and (z) any liabilities or obligations relating to or arising out of the termination or retention of employment of any Business Employee who does not become a Transferred Employee but to whom Buyer has made an offer of employment in accordance with Section 6.13(a), including any liabilities associated with any claims for severance, discharge indemnity, equity compensation, compensation for unfair dismissal or wrongful termination, and payments in lieu of notice and other payments for social security including any shortfall of social security contributions thereof (including the employer portion of any payroll, social security, unemployment or similar Taxes related thereto);

(v) any Liability pursuant to Section 6.14; and

(vi) any liabilities or obligations relating to or arising out of the Excluded Assets

(b) The Parties acknowledge and agree that neither Buyer nor any of its Affiliates will be required to assume or retain any Excluded Liabilities.

Section 2.6 Closing Purchase Price. As full consideration for the purchase of (a) the Purchased Assets, and (b) the Purchased Equity Interests, at the Closing, Buyer shall (1) pay to Seller an aggregate amount equal to the sum of (A) one hundred and forty-five million dollars ($145,000,000) (the “Base Purchase Price”), minus (B) the Estimated Closing Date Indebtedness, minus (C) the Estimated Closing Date Selling Expenses, plus (D) the Estimated Closing Date Cash, plus (E) the amount, if any, by which the Estimated Closing Date Working Capital is greater than the Working Capital Upper Collar, minus (F) the amount, if any, by which the Estimated Closing Date Working Capital is less than the Working Capital Lower Collar (the “Initial Purchase Price”, and as adjusted pursuant to the terms and procedures set forth in Section 2.7 below, the “Purchase Price”), and (2) assume the Assumed Liabilities.

Section 2.7 Purchase Price Adjustment. The Base Purchase Price will be subject to adjustments as specified in this Section 2.7:

(a) Estimated Statement. At least three (3) Business Days prior to the Closing, Seller shall deliver to Buyer an estimated Closing statement (the “Pre-Closing Statement”), which shall set forth a good faith estimate of (i) the Closing Date Indebtedness (the “Estimated Closing Date Indebtedness”), (ii) the Closing Date Selling Expenses (the “Estimated Closing Date Selling Expenses”), (iii) the Closing Date Cash (the “Estimated Closing Date Cash”), (iv) the Closing Date Working Capital (the “Estimated Closing Date Working Capital”), and (v) the resulting Initial Purchase Price, for purposes of the Closing, which estimate will be prepared based on the books and records of Seller and prepared consistent with and using the same methods, policies, practices, procedures, assumptions, conventions and adjustments as set forth in the Accounting Principles. Following delivery of the Pre-Closing Statement, Seller and the Acquired Entity will (i) provide Buyer and its Representatives with reasonable access during normal business hours to the books, records (including work papers, schedules, memoranda and other documents), supporting data, facilities and employees of Seller for purposes of their review of the Pre-Closing Statement, and

(ii) reasonably cooperate with Buyer and its Representatives in connection with such review, including providing on a timely basis all other information reasonably necessary or useful in connection with the review of the Pre-Closing Statement as is requested by Buyer and its Representatives. Seller shall update the Pre-Closing Statement prior to the Closing Date to reflect any such comments provided by Buyer and accepted by Seller.

(b) Closing Statement. As promptly as practicable, but in any event within ninety (90) days after the Closing Date, Buyer shall prepare, or shall cause to be prepared, and deliver to Seller a final written Closing statement (the “Final Closing Statement”), prepared in accordance with this Section 2.7), setting forth Buyer’s good faith calculation of (A) the Closing Date Indebtedness, (B) the Closing Date Selling Expenses, (C) the Closing Date Cash, (D) the Closing Date Working Capital, (E) the difference between the Estimated Closing Date Working Capital and the Closing Date Working Capital, and (F) the adjustment required to be made to the Purchase Price, if any, resulting from the foregoing calculations (the adjustment determined in accordance with this Section 2.7, the “Closing Adjustment”) together with reasonable supporting documentation.

Section 2.8 Review and Dispute Procedure.

(a) Seller shall have thirty (30) days after Buyer delivers the Final Closing Statement (the “Dispute Period”), to dispute in writing any of the elements of or amounts reflected on the Final Closing Statement, including the resulting Closing Adjustment (a “Dispute”). During the Dispute Period and in the course of resolving any Dispute, if any, each Party shall make the applicable working papers and any other information necessary to the other Party to the extent reasonably required in connection with the preparation and analysis of the Final Closing Statement and the resolution of any Dispute; it being understood that the Dispute Period shall be extended as appropriate to the extent that Buyer does not fulfill such obligation. Buyer shall reasonably cooperate with Seller and its Representatives in Seller’s examination of the Final Closing Statement. Notwithstanding the foregoing, the provision of any information or access pursuant to this Section 2.8(a) will be subject to appropriate confidentiality undertakings and, if applicable, execution of customary release letters in favor of the auditors as requested by the auditors in connection with the sharing of work papers.

(b) If Seller does not give written notice to Buyer of a Dispute (a “Dispute Notice”) within the Dispute Period, the Final Closing Statement shall be deemed accepted and agreed to by the Parties in the form in which it was delivered by Buyer, and all amounts set forth therein shall be final and binding upon the Parties.

(c) If Seller wishes to assert a Dispute, Seller shall deliver to Buyer a Dispute Notice within the Dispute Period, setting forth, in reasonable detail, the elements and amounts with which it disagrees and the reasons therefor. Following the delivery of the Dispute Notice, Buyer and Seller shall use commercially reasonable efforts to resolve the Dispute and agree in writing upon the final content of the disputed Final Closing Statement.

(d) If Buyer and Seller fail to agree on the Final Closing Statement within fifteen (15) days after Seller delivers a Dispute Notice to Buyer, Seller and Buyer shall submit to the Verification Accountant any disputed matters identified in the Dispute Notice that remain unresolved at such time. As promptly as practicable thereafter, Buyer and Seller shall each prepare and submit a presentation to the Verification Accountant (with a substantially contemporaneous copy to the other Party). As soon as practicable thereafter, Buyer and Seller shall cause the Verification Accountant to determine any disputed matters submitted to it based solely on the presentations by Seller and Buyer. In reaching its determination, the only alternatives available to the Verification Accountant shall be to (i) accept the position of Seller, (ii) accept the position of Buyer, or (iii) accept a position between those two positions.

(e) The Verification Accountant shall apply the Accounting Principles and the terms of this Agreement and based thereon the Verification Accountant shall decide on the issues in dispute. The Verification Accountant shall, with respect to any item that forms a part of the Dispute, make a determination that is within the range for such item proposed by Buyer and Seller. The Verification Accountant shall act as an expert and not as an arbitrator and shall not decide any legal issues. The parties shall request the Verification Accountant to deliver its decision to them with respect to the entire Dispute within thirty (30) days after having been appointed. The determination by the Verification Accountant shall be final and binding upon the Parties, except in case of manifest error or fraud, in which case the determination made by the Verification Accountant shall be remitted to the Verification Accountant for correction. The Verification Accountant shall not be entitled to conduct any independent or de novo review of any aspect of any disputed amounts or the related Final Closing Statement in connection with reaching its determination on such matters. Each of Seller and Buyer will bear its own legal, accounting, and other fees and expenses of participating in the dispute resolution procedure set forth in this Section 2.8. The fees and expenses of the Verification Accountant (i) will be borne by Seller in the proportion that the aggregate dollar amount of the items included in the Dispute submitted thereto for resolution that are unsuccessfully disputed by Seller (as finally determined by the Verification Accountant) bears to the aggregate dollar amount of such items included in the Dispute and (ii) will be borne by Buyer in the proportion that the aggregate dollar amount of the items included in the Dispute submitted thereto for resolution that are successfully disputed by Seller (as finally determined by the Verification Accountant) bears to the aggregate dollar amount of such items include in the Dispute; provided, that any initial engagement fee of the Verification Accountant shall initially be borne equally between Buyer and Seller and reallocated upon the Verification Accountants final determination.

(f) The Final Closing Statement shall be deemed final for the purposes of this Section 2.8 upon the earliest of: (x) the acceptance by Seller of the Final Closing Statement delivered by Buyer or the failure of Seller to deliver to Buyer a Dispute Notice within the Dispute Period; (y) the resolution of all disputes, pursuant to Section 2.8, by Seller and Buyer; and (z) the resolution of all disputes, pursuant to Section 2.8, by the Verification Accountant (the “Determination Date”). The Final Closing Statement shall include the final determination of (i) the Closing Date Indebtedness (the “Final Closing Date Indebtedness”), (ii) the Closing Date Selling Expenses (the “Final Closing Date Selling Expenses”), (iii) the Closing Date Cash (the “Final Closing Date Cash”), (iv) the Closing Date Working Capital (the “Final Closing Date Working Capital”), and (v) the Purchase Price, which, as finally determined, shall be an amount equal to (1) (A) the Base Purchase Price, minus (B) the Final Closing Date Indebtedness, minus (C) the Final Closing Date Selling Expenses, plus (D) the amount, if any, by which the Final Closing Date Working Capital is greater than the Working Capital Upper Collar, minus (E) the amount, if any, by which the Final Closing Date Working Capital is less than the Working Capital Lower Collar.

(g) Upon final determination of the Purchase Price as described in Section 2.8, (x) if the Purchase Price is greater than the Initial Purchase Price, then Buyer shall pay to Seller (to one or more accounts designated by Seller) within ten (10) Business Days of the Determination Date, by wire transfer of immediately available funds, an amount equal to the difference between the Purchase Price and the Initial Purchase Price, and (y) if the Purchase Price is less than the Initial Purchase Price, then Seller shall pay to Buyer (to one or more accounts designated by Buyer) within ten (10) Business Days of the Determination Date, by wire transfer of immediately available funds, an amount equal to the difference between the Purchase Price and the Initial Purchase Price.

Section 2.9 Allocation of Purchase Price.

(a) Buyer shall deliver a schedule allocating the Purchase Price (including any Assumed Liabilities and other relevant amounts properly treated as consideration for the Purchased Assets and the Acquired Entity for U.S. federal Tax purposes) among (i) the Acquired Entity and (ii) all other Purchased Equity Interests and the Purchased Assets at least three (3) Business Days before the Closing Date (the “Pre-Closing Purchase Price Allocation”). If Seller notifies Buyer in writing that Seller objects to any allocation set forth thereon, Buyer and Seller shall negotiate in good faith to resolve such objection.

(b) Within thirty (30) days after the Closing Date, Seller shall deliver a schedule allocating the Purchase Price (including any Assumed Liabilities and other relevant amounts properly treated as consideration for the Purchased Assets and the Acquired Entity for U.S. federal Tax purposes) among the Purchased Equity Interests and the Purchased Assets in accordance with Section 1060 of the Code (the “Allocation Schedule”); provided, that the Allocation Schedule shall be consistent with the Pre-Closing Purchase Price Allocation. If, within thirty (30) days after the delivery of the Allocation Schedule, Buyer notifies Seller in writing that Buyer objects to any allocation set forth thereon, Buyer and Seller shall negotiate in good faith to resolve such objection. In the event that Buyer and Seller are unable to resolve such dispute within thirty (30) days following Buyer’s notification of such objection, Buyer and Seller shall jointly retain the Verification Accountant to resolve the disputed items. The Verification Accountant shall consider only those items and amounts in the Allocation Schedule that are identified as being items and amounts to which Buyer and Seller have been unable to agree. The Verification Accountant shall finally and conclusively resolve any dispute relating to matters set forth in this Section 2.9 within thirty (30) days following receipt of the submission. Upon resolution of the disputed items, the Allocation Schedule shall be adjusted to reflect such resolution. The fees, costs and expenses of the Verification Accountant will be allocated to and borne in inverse proportion to the relative extent to which Buyer, on the one hand, and Seller, on the other hand, prevail on the disagreements resolved by the Verification Accountant. Buyer and Seller shall file all Tax Returns in a manner consistent with the Allocation Schedule unless otherwise required by a determination within the meaning of Section 1313(a) of the Code and shall not otherwise take any position for Tax purposes in a manner inconsistent with the Allocation Schedule unless otherwise required by applicable Law. The Parties agree to notify each other with respect to the initiation of any Proceeding by any Governmental Authority relating to the Allocation Schedule and agree to consult with each other with respect to any such Proceeding by any Governmental Authority; provided, however, that neither Party shall be unreasonably impeded in its ability and discretion to negotiate, compromise or settle any Tax audit, claim or similar proceedings in connection with the allocation.

Section 2.10 Withholding. Buyer and any other applicable withholding agent shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement to Seller or any other Person such amounts as Buyer is required to deduct and withhold with respect to the making of such payment under the Code or any other applicable provision of Law, including, for the avoidance of doubt, with respect to any Tax resulting from the transfer of the Acquired Entity. To the extent that amounts are so withheld and paid to the applicable Governmental Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

ARTICLE III

PURCHASE AND SALE OF PURCHASED ASSETS AND ACQUIRED ENTITY;

ASSUMPTION OF LIABILITIES

Section 3.1 Closing; Delivery and Payment.

(a) Closing. Subject to and upon the terms and conditions set forth in this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place via the electronic exchange of documents and signatures at 9:00 a.m., pacific time, on the twelfth (12th) Business Day after all of the conditions to Closing set forth in ARTICLE VII are either satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time, date or place as Seller and Buyer may mutually agree upon in writing (the “Closing Date”).

(b) Closing Deliveries of Seller. Concurrently with the Closing, Seller shall deliver to Buyer:

(i) possession of the Purchased Assets;

(ii) counterpart signatures to each of the Ancillary Agreements to which Seller or any of its Affiliates is a party, each duly executed by Seller or such Affiliate;

(iii) such payoff letters, UCC termination statements, releases and other documentation, in form and substance reasonably acceptable to Buyer, to evidence that any Encumbrances, on the Purchased Assets, are released at or prior to Closing;

(iv) a validly executed IRS Form W-9;

(v) the Seller Closing Certificate;

(vi) the certificates, if any, evidencing the Purchased Equity Interests, endorsed in blank by Seller or accompanied by a stock power or other customary instruments of transfer duly executed by Seller, evidencing the transfer of the Purchased Equity Interests in a form mutually agreed to by the Parties;

(vii) with respect to the Acquired Entity: (1) duly stamped securities transfer forms in Form SH-4 (or such other form required by applicable Law) in respect of the transfer of: (a) 70,49,004 Indian Sale Shares from SCM Microsystems Limited to a designee of Buyers, duly executed by SCM Microsystems Limited; and (b) ten (10) Indian Sale Shares from Identiv Pte. Ltd. to a designee of Buyers, duly executed by Identiv Pte. Ltd.; (2) all original share certificates in respect of the Indian Sale Shares held by SCM Microsystems Limited and Identiv Pte. Ltd.; and (3) certified true copies of resolutions of the board of directors of the Acquired Entity (a) approving and taking on record the transfer of the Indian Sale Shares (b) approving the appointment of nominees of Buyer as directors of the Acquired Entity and noting resignations of directors pursuant to clause (viii) below, (c) amending the authorized signatories in respect of the bank accounts of the Acquired Entity in a manner satisfactory to Buyer and (d) duly endorsing the share certificates in favour of the Buyer or its designees; (4) updated statutory registers of the Acquired Entity in respect of the foregoing actions under clause (3) above;

(viii) written resignations, effective as of the Closing Date and in a form reasonably acceptable to Buyer, of each director, manager or officer of the Acquired Entity designated by Buyer in writing no later than five (5) Business Days prior to the Closing;

(ix) evidence of the termination of the Acquired Entity’s rights, remedies and Liabilities under the Affiliate Contracts required to be terminated pursuant to Section 6.10, in each case, in a form reasonably acceptable to Buyer;

(x) (i) all documents and instruments, duly executed and delivered in form and substance reasonably satisfactory to Buyer, amending or terminating (as appropriate) any assumed name or d/b/a filings to eliminate Seller’s right to use the names “HIRSCH”, “Velocity”, “Velocity Vision”, “Velocity AI”, “ScramblePad”, “TouchSecure”, “Freedom”. “Enterphone MESH, “3VR”, “VisionPoint”, “Thursby Software” and “Thursby SubRosa” (the “Seller Trade Names”), and (ii) all consents, documents and instruments, duly executed and delivered in form and substance satisfactory to Buyer, that are necessary or desirable for Buyer to claim, register or file to use the Seller Trade Names;

(xi) the consents set forth on Section 4.4 of the Disclosure Schedule; and

(xii) titles to any motor vehicles owned by Seller or its Controlled Affiliates constituting Purchased Assets, duly endorsed or otherwise transferred to Buyer.

(c) Closing Deliveries of Buyer. Concurrently with the Closing, Buyer shall deliver to Seller:

(i) the Initial Purchase Price, by wire transfer of immediately available funds to the account designated in writing by Seller prior to the Closing Date; and

(ii) counterpart signatures to each of the Ancillary Agreements to which Buyer is a party, each duly executed by Buyer; and

(iii) the Buyer Closing Certificate.

Section 3.2 Taxes and Fees.

(a) Notwithstanding any provision of this Agreement to the contrary, all sales, use, value added, transfer, stamp, conveyance, documentary, recording and registration Taxes or similar fees or Taxes (together with any interest or penalty, addition to Tax or additional amount but excluding any gains, income or gross receipts Taxes), if any, imposed by any Governmental Authority or Law, in connection with the transfer of the Purchased Equity Interests or Purchased Assets hereunder or the consummation of the transactions contemplated by this Agreement, or the execution or filing of any instruments in connection therewith (the “Transfer Taxes”) shall (i) to the extent attributable to any transfer of Excluded Assets, Excluded Liabilities or Non-Transferrable Assets be borne solely by Seller and (ii) otherwise, be borne equally by Buyer and Seller. Seller shall file any and all Tax Returns in respect of such Transfer Taxes and promptly provide to Buyer upon request evidence of payment of all Transfer Taxes.

(b) Seller and Buyer shall cooperate with each other in any mutually agreeable, reasonable and lawful arrangement designed to minimize any applicable Transfer Taxes, including for the avoidance of doubt (i) making a joint election under s. 167 of the Excise Tax Act if eligible and (ii) satisfying requirements of a going-concern sale of a business (Geschäftsveräußerung im Gnazen) within the meaning of sec. 1 para. 1a of the German Value Added Tax Code if reasonably possible and in the case no going-concern sale of a business is assumed, Seller shall provide Buyer with an invoice enabling an input VAT deduction.

Section 3.3 Non-Assignability of Purchased Assets.

(a) Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a sale, assignment or transfer of any Purchased Asset if such sale, assignment or transfer: (i) violates applicable Law; or (ii) requires the consent or waiver of a Person who is not a party to this Agreement or an Affiliate of a party to this Agreement and such consent or waiver has not been obtained. Seller shall use its commercially reasonable efforts to obtain any consents or waivers from any Persons necessary to authorize, approve or permit the full and complete sale, assignment or transfer of the Purchased Assets at the Closing (to the fullest extent possible) (and shall keep Buyer reasonably apprised with respect to the status thereof), and if not obtained prior to the Closing, thereafter, to make effective the transactions contemplated by this Agreement.

(b) Following the Closing, Seller and Buyer shall use commercially reasonable efforts, and shall cooperate with each other, to obtain any such required consent or waiver, or any release, substitution or amendment required to novate all Liabilities under any and all Assigned Contracts or other Liabilities that constitute Assumed Liabilities or to obtain in writing the unconditional release of all parties to such arrangements, so that, in any case, Buyer shall be solely responsible for such Liabilities from and after the Closing Date; provided, however, that neither Seller nor Buyer shall be required to pay any additional consideration therefor. Once such consent, waiver, release, substitution or amendment is obtained, Seller shall sell, assign and transfer to Buyer the relevant Purchased Asset to which such consent, waiver, release, substitution or amendment relates for no additional consideration.

(c) To the extent that any Purchased Asset, Assumed Liability, or Permit cannot be transferred to Buyer as of the Closing as a result of the circumstances set forth in the first sentence of Section 3.3(a) (the assets included therein, “Non-Transferrable Assets”), Buyer and Seller shall use commercially reasonable efforts to enter into such arrangements (such as subleasing, sublicensing or subcontracting) to provide the economic and, to the extent permitted under applicable Law, operational equivalent of the transfer of such Purchased Asset or Assumed Liability to Buyer as of the Closing. Buyer shall, as agent or subcontractor for Seller, pay, perform and discharge fully any Assumed Liabilities thereunder from and after the Closing Date. To the extent permitted under applicable Law, Seller shall pay to Buyer promptly upon receipt thereof, all income, proceeds and other monies received by Seller from and after the Closing Date, to the extent solely related to, or constituting, a Purchased Asset, including in connection with the arrangements under this Section 3.3.

Section 3.4 Electronic Delivery of Intangible Rights.

(a) At Closing, all Purchased Assets that are capable of delivery in electronic or digital form (without provision of a printed copy or a copy on a tangible property such as server, tape or compact disc) (“Electronic Delivery”), shall be delivered to Buyer or its designee through Electronic Delivery. Seller will provide Buyer at the latest three (3) Business Days prior to Closing with all technical details required for the Electronic Delivery, including the number, aggregate size and type of files to be electronically delivered. Any other method of delivery of Purchased Assets capable of Electronic Delivery not provided for in this Agreement must be agreed upon in writing by the Parties. At the Closing and promptly after completion of the Electronic Delivery in accordance with this Section 3.4, authorized officers of each of Seller and Buyer will complete and execute the electronic delivery (“load and leave”) certificate in the form attached hereto as Exhibit F. Each of Seller and Buyer shall bear its own costs and expenses in connection with Electronic Delivery.

(b) To the extent that the Intellectual Property Rights and Technology Assets transferred pursuant to this Agreement are transferred through the use of tangible property such as server, tape, or compact disc, the Parties agree that the amount of any applicable sales or use Tax shall be determined based upon a reasonable mutual determination of fair market value for such tangible property, excluding any value assigned to the Intellectual Property Rights and Technology Assets itself and that any and all sales or use Tax shall be stated separately on Seller’s invoice, collected from Buyer, and shall be remitted by Seller to the appropriate Tax authority, unless Buyer provides valid proof of Tax exemption prior to transfer or otherwise as permitted by applicable Law prior to the time Seller are required to pay such Taxes to the appropriate Tax authority.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER

Except as set forth in (i) the SEC Documents since January 1, 2022 and publicly available at least two (2) Business Days prior to the date of this Agreement (excluding any disclosures set forth in any such SEC Document under the headings “Safe Harbor Statement,” “Risk Factors” or any similar section and any disclosures therein that are predictive, cautionary or forward-looking in nature, in each case, other than any specific factual information contained therein); provided, however, that any such disclosures in such SEC Documents shall be deemed to qualify a representation or warranty only if it is reasonably apparent based on the content of such disclosure that such information is relevant to such representation or warranty or (ii) the Disclosure Schedule, Seller hereby represents and warrants to Buyer as follows:

Section 4.1 Organization and Authority.

(a) Seller, each Controlled Affiliate of Seller that holds Purchased Assets and the Acquired Entity have been duly organized, is validly existing and in good standing under the Laws of the state of Delaware (or in the case of the Acquired Entity, its jurisdiction of formation) and is duly qualified to do business and is in good standing (to the extent such concept or a comparable status is recognized under the Laws of the jurisdiction of its incorporation, formation or organization) in the jurisdictions set forth on Section 4.1(a) of the Disclosure Schedule, which are the only jurisdictions in which Seller, each Controlled Affiliate of Seller that holds Purchased Assets and the Acquired Entity are required to be so qualified with respect to the Business except where the lack of such qualification would not be, individually or in the aggregate, material to the Business, and has the requisite corporate power and authority to own, operate or lease the properties that it directly or indirectly purports to own, operate or lease and to carry on the Business as now being conducted, except where the lack of such corporate power and authority would not be, individually or in the aggregate, material to the Business.

(b) Complete, true and correct copies of all organizational and governing documents of Seller, each Controlled Affiliate of Seller that holds Purchased Assets and the Acquired Entity have been made available to Buyer, and no amendment or other modification thereto has been filed, entered into, recorded or is pending or contemplated.

(c) Seller has the full corporate power and authority to enter into this Agreement and, Seller and each Controlled Affiliate of Seller, including the Acquired Entity, has the full corporate power and authority to enter into the Ancillary Agreements to which it is or as of the Closing is expected to become a party, and to perform its obligations hereunder and thereunder, subject to the receipt of the affirmative vote of the holders of a majority of the voting power of the outstanding shares of common stock of Seller entitled to vote thereon to adopt this Agreement and the transactions contemplated hereby (the “Stockholder Approval”). The execution, delivery, and performance of this Agreement by Seller, its applicable Controlled Affiliates and the Ancillary Agreements by Seller and its applicable Controlled Affiliates and the Acquired Entity (as applicable) have been duly and validly authorized by all necessary corporate action on behalf of such Person. This Agreement has been, and each of the Ancillary Agreements to which Seller or any Controlled Affiliate of Seller, including the Acquired Entity is a party will be at or prior to the Closing, duly and validly executed and delivered by such Person, and constitutes a legal, valid, binding and enforceable obligation of Seller, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy Exceptions”), and no other actions or proceedings on the part of Seller or its Controlled Affiliates (including the Acquired Entity) are necessary to authorize this Agreement, the Ancillary Agreements and the consummation of the transactions contemplated thereby. The Stockholder Approval is the only vote or approval of the holders of any of Seller’s capital stock necessary to adopt this Agreement and consummate the transactions contemplated hereby. The approval of Seller or Controlled Affiliates of Seller is the only vote or approval of the holders of any of the Acquired Entity’s capital stock necessary to adopt this Agreement and consummate the transactions contemplated hereby.

(d) There are no (i) outstanding bonds, debentures, notes or other indebtedness of Seller having a right to vote on any matters on which the stockholders of Seller have a right to vote (other than for the avoidance of doubt of the preferred stock of Seller as described in Seller’s certificate of designation), or (ii) other than the Support Agreement, voting trusts or other agreements or understandings to which Seller or its Controlled Affiliates (including the Acquired Entity) is a party with respect to the voting of the capital stock or other equity interest of Seller or with respect to the voting of, restricting the transfer or sale of, or providing for registration rights with respect to, the capital stock or other equity interest of the Acquired Entity.

Section 4.2 Capitalization; Acquired Entity. Section 4.2 of the Disclosure Schedule sets forth a true, correct and complete list of the identity of each record and beneficial holder of all of the Purchased Equity Interests and the number of shares held by each such holder. The Purchased Equity Interests constitute all of the outstanding equity interests in the Acquired Entity. The Acquired Entity does not own any equity interests in any Person. All of the outstanding equity interests in the Acquired Entity have been duly authorized and validly issued, are fully paid and non-assessable and are free of preemptive rights and are held, in each case, free and clear of all Encumbrances (except for Permitted Encumbrances). There are no existing options, warrants, calls, rights or agreements to which the Acquired Entity is a party to acquire equity interests of the Acquired Entity, other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase any equity interest in the Acquired Entity, or any interest, the value of which is in any way based on, linked, to, or derived from equity interests in the Acquired Entity, including any rights to share in the equity, profits, earnings, losses or grants of stock appreciation, phantom equity, profit participation, or other similar rights.

Section 4.3 No Conflict. None of (a) the execution, delivery and performance of this Agreement and each Ancillary Agreement to which Seller or any of its Controlled Affiliates (including the Acquired Entity) is a party, (b) compliance by Seller or any of its Controlled Affiliates (including the Acquired Entity) with the terms and provisions of this Agreement and each such Ancillary Agreement to which Seller or any of its Controlled Affiliates (including the Acquired Entity)is a party, or (c) the consummation of any of the transactions contemplated hereby or thereby, will, with or without the passage of time, the giving of notice, or both, directly or indirectly (i) violate any provision of the certificate of incorporation or bylaws or other similar organizational or governing document of Seller or any of its Controlled Affiliates (including the Acquired Entity), (ii) violate any Law or any injunction, Order or decree of any Governmental Authority to which Seller or any of its Controlled Affiliates (including the Acquired Entity) or any of their respective properties is subject or give any Governmental Authority or other Person the right to challenge any of the transactions contemplated by this Agreement or any Ancillary Agreement or to exercise any remedy or obtain any relief under any Law, injunction, order or decree of any Governmental Authority, (iii) result in a breach of, constitute a default (or an event which, with or without the giving of notice or the lapse of time or both, would constitute such breach or default) under, give to others any right of termination, first refusal, amendment, modification or cancellation of, or result in the termination or acceleration of any Contract, right or obligation under, or a loss of any benefit under, any Purchased Asset, (iv) result in a payment of any additional consideration to, or the reduction of any payments from, any Person, or (v) result in the creation of any Encumbrance or restriction of any kind on any of the Purchased Assets; except in the case of clauses (i)-(v) above for matters which would not, individually or in the aggregate, be material to the Business or otherwise delay in any material respect or impair in any material respect the consummation of the transactions contemplated hereby.

Section 4.4 Governmental Approvals. Except as set forth in Section 4.4 of the Disclosure Schedule, for such filings as may be required under the HSR Act, NSI Act and Contracts with Governmental Authorities, the execution and delivery by Seller or any of its Controlled Affiliates (including the Acquired Entity), as applicable, of this Agreement and the Ancillary Agreements to which it is a party, the performance by Seller, or the Acquired Entity, as applicable, of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby require no action by or in respect of, consent, order, Permit, action by or approval of, notice to or authorization from, or registration, qualification, filing or application with, any Governmental Authority or any other Person except as would not, or would not reasonably be expected to be material to the Business or otherwise delay in any material respect or impair in any material respect the consummation of the transactions contemplated hereby.

Section 4.5 Indebtedness. As of the date hereof, the Indebtedness with respect to the Business, the Purchased Assets, Assumed Liabilities and the Acquired Entity is as set forth on Section 4.5 of the Disclosure Schedule. Neither Seller nor any of its Controlled Affiliates that own assets of the Business, including the Acquired Entity, has initiated proceedings with respect to a compromise or arrangement with its creditors. No receiver or interim receiver has been appointed in respect of Seller, the Acquired Entity or any of Seller’s Controlled Affiliates that own Purchased Assets or any of Seller’s, the Acquired Entity’s or such Controlled Affiliates’ undertakings, property or assets and no execution or distress has been levied on any of their undertakings, property or assets, nor have any proceedings been commenced in connection with any of the foregoing.

Section 4.6 Assets of the Business.

(a) Seller (or its Controlled Affiliates) owns of record and beneficially and has good and valid title to the Purchased Assets and a valid leasehold interest in all its leasehold estates included in the Purchased Assets, in each case free and clear of all Encumbrances (it being understood and agreed that any such Encumbrances on the Purchased Assets or the Purchased Equity Interests, including those created by or pursuant to any Existing Indebtedness, shall be released at Closing), except for Permitted Encumbrances and any Encumbrances assumed by Buyer pursuant to this Agreement. The Purchased Assets that are tangible personal property assets: (a) are in good operating condition and repair, subject to normal wear and maintenance and (b) are useable in the regular and ordinary course of business. The Purchased Assets (together with the assets of the Acquired Entity and the Trademark License to Buyer, are (i) sufficient in all material respects to continue to operate the Business as currently conducted and (ii) constitute (A) all of the rights of Seller or any of its Controlled Affiliates (including the Acquired Entity) with respect to the Business, and (B) property and assets necessary in all material respects to conduct the Business in the same manner as presently conducted and as currently proposed to be conducted following the Closing. None of the Excluded Assets are material to the Business.

(b) Except for Non-Transferrable Assets, the deeds, endorsements, assignments and other instruments to be executed and delivered by Seller and its Controlled Affiliates (including the Acquired Entity) to Buyer at the Closing will effectively vest in Buyer ownership of all of the Purchased Assets or the Purchased Equity Interests to be transferred to Buyer by Seller and its applicable Controlled Affiliates (including the Acquired Entity) pursuant to and as contemplated by this Agreement free and clear of all Encumbrances (except Permitted Encumbrances and any Encumbrances assumed by Buyer pursuant to this Agreement). At the Closing, Buyer will own or have the right to use Purchased Assets and the Purchased Equity Interests on the terms and subject to the conditions thereof sufficient, in combination with Buyer’s rights hereunder and under the Ancillary Agreements, to conduct in all material respects the Business as conducted as of the date of this Agreement and as of the Closing.

Section 4.7 Intellectual Property.

(a) Intellectual Property Rights and Technology Assets.

(i) Section 4.7(a)(i) of the Disclosure Schedule sets forth a true, correct and complete list of all Licensed IP Rights other than: (1) non-exclusive licenses for Software made commercially available for less than $100,000 annually, (2) licenses to Open Source Materials, (3) employee or contractor agreements entered into in the ordinary course of business, and (4) nondisclosure agreements entered into in the ordinary course of business.

(ii) The rights of Seller and its Controlled Affiliates (including the Acquired Entity) in Licensed IP Rights have been granted pursuant to written agreements that are valid, enforceable and sufficient in scope to cover use by Seller and its Controlled Affiliates (including the Acquired Entity) of such Licensed IP Rights in the conduct of the Business as currently conducted and proposed to be conducted, free and clear of all Encumbrances (it being understood and agreed that any such Encumbrances on the Purchased Assets or the Purchased Equity Interests, including those created by or pursuant to any Existing Indebtedness, shall be released at Closing), except Permitted Encumbrances).

(iii) The Owned Intellectual Property and the Licensed IP Rights, together with the Seller IP Rights licensed to Buyer pursuant to the Trademark License to Buyer, comprise all the Intellectual Property Rights used in, necessary, and sufficient for the conduct and operation of the Business as currently conducted in all material respects; provided that the foregoing is not a representation or warranty with respect to infringement, misappropriation or other violation of third party Intellectual Property Right or unfair competition.

(b) Owned Intellectual Property.

(i) Section 4.7(b)(i) of the Disclosure Schedule sets forth, with owner, countries, registration and application numbers and dates indicated, as applicable, country of use and date of first use, a complete and correct list of all the following Owned Intellectual Property: (A) issued Patents and applications for Patents; (B) registered Copyrighted Works and applications therefor; (C) registered Trademarks, material unregistered Trademarks, and applications for registration of Trademarks; and (D) Domain Name registrations and applications therefor, and social media accounts (the Intellectual Property Rights set forth or required to be set forth on Section 4.7(b)(i) of the Disclosure Schedule, collectively, the “Company Registered Intellectual Property”). All fees associated with maintaining any Company Registered Intellectual Property required to have been set forth on Section 4.7(b)(i) of the Disclosure Schedule have been paid in full in a timely manner to the proper Governmental Authority and, except as set forth on Section 4.7(b)(i) of the Disclosure Schedule, no such fees are due within the three (3) month period after the Closing Date. All of the Company Registered Intellectual Property required to be listed thereon has been duly registered, renewed, or maintained with, or filed in or issued by, as the case may be, the United States Patent and Trademark Office, the United States Copyright Office or other applicable filing office(s), domestic or foreign, to the extent necessary or desirable to ensure full protection under any applicable intellectual property Law, and such registrations, renewals, maintenance, filings, issuances and other actions remain in full force and effect. All Company Registered Intellectual Property is subsisting, valid and enforceable.

(ii) All of the Owned Intellectual Property and Licensed IP Rights are free and clear from (A) any Encumbrances (it being understood and agreed that any such Encumbrances on the Purchased Assets or the Purchased Equity Interests, including those created by or pursuant to any Existing Indebtedness, shall be released at Closing) other than Permitted Encumbrances and (B) any requirement of any past, present or future royalty payments, license fees, charges or other payments or conditions or restrictions whatsoever. Seller or its applicable Controlled Affiliate (1) is the sole and exclusive owner of all right, title and interest in and to all Owned Intellectual Property, and (2) has valid and enforceable rights, pursuant to a valid written intellectual property license, to use all Licensed IP Rights as the same is used in the Business as presently conducted. Except pursuant to an agreement set forth on Section 4.7(b)(ii) of the Disclosure Schedule or in the ordinary course of business, neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has licensed or otherwise granted any right to any Person under any Owned Intellectual Property or has otherwise agreed not to assert any such Owned Intellectual Property against any Person. Seller or its applicable Controlled Affiliate has the sole right to enforce all of the Owned Intellectual Property.

(iii) Except as set forth on Section 4.7(b)(iii) of the Disclosure Schedule, all current and former founders, directors, managers, members, officers, employees, consultants, contractors and agents of Seller and any other Person who participated in the creation or contributed to the conception or development of Intellectual Property Rights used in or relating to the Business, including all Owned Intellectual Property, have executed valid and enforceable written agreements, pursuant to which each such Person has validly assigned to Seller or its applicable Controlled Affiliate all of such Person’s right, title and interest in and to such Intellectual Property Rights, including those

Intellectual Property Rights (A) embodied in or used in connection with any products produced or contemplated to be produced by or in the Business, (B) used in connection with providing services associated with the Business, or (C) used in the operations of the Business. Except as set forth on Section 4.7(b)(iii) of the Disclosure Schedule and to the Seller’s Knowledge, no manager, officer, member, employee, consultant, contractor, agent or other representative of Seller or its Controlled Affiliates (including the Acquired Entity) owns or claims any rights in (nor has any of them made application for) any Intellectual Property Rights owned or used by Seller or its Controlled Affiliates (including the Acquired Entity) in the Business.

(iv) Each of Seller, any of its Controlled Affiliates (including the Acquired Entity), and any third party acting for or on behalf of Seller or any of its Controlled Affiliates (including the Acquired Entity) has entered into confidentiality and nondisclosure agreements with all of its managers, members, officers, employees, consultants, contractors and agents and any other Person with access to the Trade Secrets of Seller and its Controlled Affiliates (including the Acquired Entity) with respect to the Business to protect the confidentiality and value of such Trade Secrets. None of Seller, any of its Controlled Affiliates (including the Acquired Entity), or, any third party acting for or on behalf of Seller or any of its Controlled Affiliates (including the Acquired Entity), has disclosed or authorized or consented to the disclosure of any Trade Secret that is material to the Business to any Person other than pursuant to the foregoing agreements or to a Person who otherwise has a duty to protect such Trade Secret, and to the Seller’s Knowledge there has not been any breach by any of the foregoing of any such agreement. Seller and its Controlled Affiliates (including the Acquired Entity) use adequate measures, at least consistent with those in the industry in which the Business operates, to maintain the secrecy of all Trade Secrets of Seller and its Controlled Affiliates (including the Acquired Entity) with respect to the Business.

(c) Third-Party Intellectual Property Rights.

(i) To Seller’s Knowledge, the operation of the Business as currently conducted or any part thereof, including the manufacture, use, sale and importation of products of the Business and the possession, use, disclosure, copying or distribution of any information, data, products or other tangible or intangible property in the possession of Seller and its Controlled Affiliates (including the Acquired Entity), and the possession or use of the Owned Intellectual Property or Licensed IP Rights have not infringed, misappropriated, diluted, violated or otherwise conflicted with, and do not currently infringe, misappropriate, dilute, violate or otherwise conflict with, any Intellectual Property Right of any other Person. None of the Owned Intellectual Property, to the Seller’s Knowledge, is being infringed, misappropriated, diluted, or otherwise violated, or has been infringed, misappropriated, diluted, or otherwise violated by any Person, or otherwise used or available for use by any Person other than Seller and its Controlled Affiliates (including the Acquired Entity), except pursuant to an agreement listed on Section 4.7(b)(ii) of the Disclosure Schedule. No such claims have been made against any Person by Seller or any of its Controlled Affiliates (including the Acquired Entity).

(ii) To the Seller’s Knowledge, the Target Products have not and do not, infringe or misappropriate any Intellectual Property Rights of a third party under the Law of any applicable jurisdiction.

(iii) Neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has received any written demand, claim, or notice from any third Person with respect to the operation of the Business alleging infringement, misappropriation, dilution, or other actionable harm to any third-party Intellectual Property Rights or challenging the ownership, use, validity or enforceability of any Owned Intellectual Property under the Law of any applicable jurisdiction, and neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has received any other demand, claim or notice alleging any of the foregoing. Neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) is the subject of any pending or, to the Seller’s Knowledge, threatened Proceedings alleging or involving any of the foregoing. To the Seller’s Knowledge, there are no facts or circumstances that would form the basis for any such claim or challenge.

(d) Products.

(i) To the Seller’s Knowledge, no Target Products contain any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus” or other software routines or hardware components designed to permit unauthorized access to or disable or erase software, hardware or data (“Viruses”). Seller and its Controlled Affiliates (including the Acquired Entity) have taken commercially reasonable steps to prevent the introduction of Viruses into Target Products. To the Seller’s Knowledge, in the four (4) years prior to the Closing Date, at the time that Seller and its Controlled Affiliates (including the Acquired Entity) have delivered Target Products to any Person, none of the Target Products has contained any computer code in any software, firmware, or microcode incorporated in a Target Product (“Product Software”) that is designed to: (A) intentionally harm the operation of such Product Software, or any other associated software, firmware, hardware, computer system or network (sometimes referred to as “viruses” or “worms”), (B) intentionally disable such Product Software or impair in any way its operation based on the elapsing of a period of time or advancement of a particular date (sometimes referred to as “time bombs,” “time locks,” or “drop dead” devices), or (C) permit Seller or any third party to access the Product Software or intentionally cause any harmful, malicious procedures, routines or mechanisms which would damage or corrupt the Software or cause the Software to cease functioning.

(ii) All material use and distribution of Open Source Materials utilized in the Target Products or services is in material compliance with the Open Source Licenses applicable to such use and distribution, including all copyright notice and attribution requirements.

(iii) No Target Product incorporates or has embedded in it any Source Code subject to an Open Source License, “copyleft” license, or other similar types of license terms (including any GNU General Public License, Library General Public License, Lesser General Public License, Mozilla License, Berkeley Software Distribution License, Open Source Initiative License, MIT, Apache or public domain licenses, and the like), such that any product or service of Seller is subject to the terms of such Open Source License and requirements that the product or service be (A) disclosed or distributed in source code form, (B) licensed for the purpose of making modifications or derivative works, (C) redistributable at no charge, or (D) subject to a license grant of a Patent or inhibited from Patent enforcement.

(iv) None of Seller, any of its Controlled Affiliates (including the Acquired Entity), or any third party acting for or on behalf of Seller or any of its Controlled Affiliates (including the Acquired Entity) has disclosed or delivered, or permitted the disclosure or delivery by any escrow agent, to any third party any Source Code related to the Business. To the Seller’s Knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, require the disclosure or delivery by Seller or any other party acting on behalf of Seller, including an escrow agent of any Seller Source Code related to the Business. Section 4.7(d)(iv) of the Disclosure Schedule sets forth each Contract under which Seller or its Controlled Affiliates (including the Acquired Entity) has deposited, or is or may be required to deposit, with an escrow agent any Source Code owned by Seller or any of its Controlled Affiliates (including the Acquired Entity) and related to the Business. The execution of this Agreement would not reasonably be expected to result in the release of any material Source Code owned by Seller or its Controlled Affiliates (including the Acquired Entity) related to the Business from or into escrow.

Section 4.8 Privacy; Security Measures.

(a) Privacy. In each case with respect to the Business, Seller, each of its Controlled Affiliates (including the Acquired Entity) and, to Seller’s Knowledge, any Person acting for or on behalf of Seller or any of its Controlled Affiliates (including the Acquired Entity) is, and has since January 1, 2020, been in compliance in all material respects with all Privacy Requirements, and implemented and maintained commercially reasonable and appropriate (i) measures to protect and maintain the confidential nature of Personal Information and (ii) policies, procedures and systems for receiving and appropriately responding to requests from individuals concerning their Personal Information. None of Seller, any of its Controlled Affiliates (including the Acquired Entity), or any third party acting for or on behalf of Seller or any of its Controlled Affiliates (including the Acquired Entity) has received any written complaint, or notice of any claims, charges, investigations or regulatory inquiries relating to or regarding its collection, use or disclosure of Personal Information or related to or alleging the violation of any Privacy Requirements related to the Business, and, to Seller’s Knowledge, there are no facts or circumstances that could reasonably form the basis of any such complaint, claim, charge, investigation, regulatory inquiry. None of Seller, its Controlled Affiliates (including the Acquired Entity), or any third party acting for or on behalf of Seller or any of its Controlled Affiliates (including the Acquired Entity) in connection with the Business has received any communications from or, to Seller’s Knowledge, been the subject of any investigation by, the Federal Trade Commission, a data protection authority, or any other Governmental Authority regarding its Processing of any Personal Information in connection with the Business. Without limiting the foregoing and in each case with respect to the Business, Seller and each of its applicable Controlled Affiliates (including the Acquired Entity) has, since January 1, 2020, entered into and maintained reasonable and appropriate contractual agreements with all vendors, processors, and other third parties that Process any Personal Information or other data for or on behalf of Seller or any of its Controlled Affiliates (including the Acquired Entity) to the extent required under Privacy Requirements. To Seller’s Knowledge, any third party who has provided any Personal Information to Seller or any of its Controlled Affiliates (including the Acquired Entity) in connection with the Business, has done so in compliance with applicable Privacy Laws, including providing any notice and obtaining any consent required.

(b) Security Measures.

(i) In each case with respect to the Business, Seller and each of its applicable Controlled Affiliates (including the Acquired Entity) has since January 1, 2020: (1) implemented and maintained reasonable and appropriate security measures to protect (A) all information technology, computer systems and communications systems, computers, software, databases, websites, and other equipment owned, operated, leased or licensed by Seller or any of its Controlled Affiliates (including the Acquired Entity) and used to Process any data in connection with the Business (collectively, the “Information Systems”) (including the confidentiality, integrity and accessibility of the Information Systems); and (B) all Personal Information and other confidential data in the possession or under the control of Seller or any of its Controlled Affiliates (including the Acquired Entity) against any loss, theft, alteration, destruction, breaches, unauthorized access, use, modification, intrusions, disclosure or other misuse, or adverse events or incidents; and (2) taken reasonable steps to ensure that any third party with access to any such Information Systems or Personal Information has implemented and maintains the same.

(ii) The Information Systems (1) are adequate and sufficient (including with respect to working condition and capacity) for the operation of the Business as currently conducted and as proposed to be conducted, and (2) do not contain any Viruses, bugs, faults or other devices, errors, contaminants or effects that, in the four (4) years prior to the Closing Date: (A) have materially disrupted or adversely affected the functionality of any Information Systems; or (B) to Seller’s Knowledge, enabled or assisted any Person to access without authorization any Information Systems. There have been no material failures, breakdowns, continued substandard performance, outages or unscheduled downtime or other adverse events affecting any of the Information Systems that have caused or resulted in a material disruption to the operation of the Business or material unauthorized use or disclosure of, or other adverse events or incidents related to any Personal Information Processed by or on behalf of Seller or any of its Controlled Affiliates (including the Acquired Entity) in connection with the Business (a “Data Breach”); and none of Seller or any of its Controlled Affiliates (including the Acquired Entity) has reason to believe a Data Breach has occurred or provided or been legally required to provide any notice to any Person in connection with any Data Breach.

(iii) In each case with respect to the Business, Seller and each of its Controlled Affiliates (including the Acquired Entity) has since January 1, 2020: (1) conducted commercially reasonable privacy and data security testing or audits at reasonable and appropriate intervals and resolved or remediated any privacy or data security issues or vulnerabilities identified; (2) maintained industry standard disaster recovery and security plans and procedures (including business continuity plans) relating to Information Systems and all Personal Information and other confidential data in the possession or under the control of Seller and any of its Controlled Affiliates (including the Acquired Entity); and (3) when necessary or required, taken actions consistent with such plans and procedures.

(iv) None of Seller or any of its Controlled Affiliates (including the Acquired Entity) is subject to any contractual requirement or other legal obligation that, following the Closing, would prohibit the Business or Buyer from Processing any Personal Information or data contained in the Purchased Assets in the manner in which Seller or any of its Controlled Affiliates (including the Acquired Entity) Processed such Personal Information or data prior to the Closing. The transfer of Personal Information in connection with the transactions contemplated by this Agreement will not violate any Privacy Requirements as they currently exist or as they existed at any time during which any of the Personal Information was collected or obtained.

Section 4.9 Brokers and Finders. Except as set forth on Section 4.9 of the Disclosure Schedule, neither Seller nor the Acquired Entity has employed or engaged, directly or indirectly, any broker, finder, investment banker or other agent or intermediary (other than Imperial Capital, LLC and Craig-Hallum Capital Group LLC) or incurred any Liability for any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any of the Ancillary Agreements.

Section 4.10 Absence of Certain Changes. Since December 31, 2023 through the date hereof, (i) Seller and its Controlled Affiliates (including the Acquired Entity) have conducted the Business in the ordinary course of business; (ii) there has not occurred any event, change, occurrence or circumstance that has had or would reasonably be expected to have a Material Adverse Effect; and (iii) there has not occurred:

(a) capital expenditure in excess of $200,000 made with respect to the Business;

(b) any acquisition, assignment, conveyance, abandonment, license, sale, lease, disposition or transfer of any of the material Purchased Assets or any material asset or cancellation of any material debt or claim of Seller or its Controlled Affiliates (including the Acquired Entity) with respect to the Business (other than in the ordinary course of business);

(c) any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) of the Business or any material revaluation by Seller or its Controlled Affiliates (including the Acquired Entity) of any of its assets related to the Business, except as required by any change in applicable Law or GAAP;

(d) imposition of any Encumbrances upon any of the Purchased Assets or the Purchased Equity Interests or assets held by the Acquired Entity, except for Permitted Encumbrances;

(e) any material damage, destruction, interruption in use or loss (whether or not covered by insurance) to the Purchased Assets;

(f) commencement or settlement of any Proceeding that involved monetary payment amounts in excess of $200,000 (or that seeks or grants injunctive relief or relates to criminal charges) made with respect to the Business;

(g) issuance, sale, pledge or transfer of any equity interests in the Acquired Entity to any Person;

(h) acquisition (by merger, stock or asset purchase or otherwise) of any Person or business or division thereof with respect to the Business;

(i) declaration, setting aside, or payment of any dividend or any distribution with respect to the Purchased Equity Interests (whether in cash or in kind) or redemption, purchase or other acquisition of any of the Purchased Equity Interests;

(j) termination, cancellation or expiration of any agreement that would constitute a Material Contract if in effect on the date hereof;

(k) any material amendment, modification or termination of, material default or grant of a waiver under, or material consent given with respect to any Material Contract to which Seller, the Acquired Entity or any of Seller’s Controlled Affiliates holding Purchased Assets is a party or by which they are bound;

(l) any non-ministerial amendment or change to the organizational documents of Seller, the Acquired Entity or any of its Controlled Affiliates holding Purchased Assets;

(m) (i) any increase in, or modification to, the compensation (inclusive of level of base salary or wage rate, short or long-term incentive or commission opportunity, or retention, sale, change in control or other similar award), severance entitlement, or other benefits payable or to become payable (including upon a termination of employment or other event) by Seller or its Controlled Affiliates (including the Acquired Entity) to any Seller Service Provider with an individual annual compensation opportunity in excess of $125,000, other than increases in base salary or wage rate in the ordinary course of business; (ii) any grant or announcement of any bonuses or equity-based incentive awards to any Seller Service Provider or any other former employee, independent contractor, director or officer employed or engaged by the Acquired Entity; (iii) any action to cause to accelerate the payment, funding, right to payment or vesting of any compensation or benefits payable or to become payable to any Seller Service Provider; and (iv) any adoption, termination, or amendment to any Employee Plan, other than any such actions that apply uniformly to all similarly situated employees of Seller and its Affiliates (without a disproportionate impact to the Business Employees and the Acquired Entity Employees);

(n) with respect to Seller and its Controlled Affiliates that conduct the Business (including the Acquired Entity), adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;

(o) with respect to the Business, any incurrence, assumption or guarantee by Seller or its Controlled Affiliates (including the Acquired Entity) of (i) any Liability or any borrowing of any amount, (ii) any mortgage, pledge or imposition of any Encumbrance with respect to the Purchased Assets (except for Permitted Encumbrances) or (iii) any indebtedness for borrowed money other than those in connection with the Existing Indebtedness (which shall be released at Closing to the extent related to the Business) and any unsecured current obligation and liabilities incurred in the ordinary course of business;

(p) (A) any sale, lease, license, sublicense, assignment, transfer, abandonment, allowance of lapse or expiry, or other disposal of any Owned Intellectual Property (other than non-exclusive licenses granted to third Persons in the course of business or with respect to immaterial or obsolete Intellectual Property Rights) or (B) disclose any material Trade Secrets of Seller to any other Person (other than in the course of business to a Person bound by adequate confidentiality obligations);

(q) (i) any material change in Seller’s or the Acquired Entity’s financial or Tax accounting principles, methods, policies or practices, (ii) filing any Tax Return of Seller or the Acquired Entity, inconsistent with past practice, (iii) change or revocation of any Tax election of Seller or the Acquired Entity, (iv) request for any ruling or similar guidance from any Governmental Authority in respect of Taxes of Seller or the Acquired Entity, (v) settlement or compromise of any Tax claim, audit, assessment or Liability of Seller or the Acquired Entity, (vi) incurrence of any Liability for Taxes of Seller or the Acquired Entity other than in the ordinary course of business, (vii) preparation or filing of any amended Tax Return of Seller or the Acquired Entity, (viii) entering into any material closing or similar agreement or any other material agreement with respect to Tax with a Governmental Authority, (ix) failure to timely pay any material amounts of Taxes when due, (x) making any voluntary disclosure, amnesty or similar filing in respect of any Tax, (xi) surrendering any claim to a material Tax refund, credit or other Tax benefit, or (xii) extending or waiving any limitation period with respect to any Tax or Tax Return (excluding any automatic extensions); or

(r) any agreement, commitment, understanding, arrangement or entry into by Seller and/or any of its Controlled Affiliates (including the Acquired Entity) to do any of the foregoing.

Section 4.11 Financial Statements.

(a) The audited consolidated financial statements and unaudited consolidated interim financial statements of Seller included in the Recent Seller SEC Documents, in each case, have been prepared in accordance with GAAP applied on a consistent basis for the periods included (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Seller and its Controlled Affiliates (including the Acquired Entity) as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto, in each case, which are not material, individually or in the aggregate).

(b) Section 4.11(b) of the Disclosure Schedule sets forth correct and complete financial statements consisting of true and complete copies of the balance sheet of the Business as of December 31, 2023, and the related statements of income of the Business for the fiscal years ended December 31, 2021, December 31, 2022 and December 31, 2023, accompanied by any notes thereto (together, the “Financial Statements”).

(c) Except as set forth on Section 4.11(c) of the Disclosure Schedule, (i) the Financial Statements present fairly, in all material respects, the financial position, results of operations and shareholders’ equity of the Business at the dates and for the time periods indicated and have been prepared by the management of Seller in accordance with GAAP, consistently applied throughout the periods indicated. The Financial Statements were derived from the books and records of Seller.

(d) All accounts and notes receivable of Seller and its Controlled Affiliates (including the Acquired Entity) related to, or arising from, the operation of the Business have arisen from bona fide transactions. None of the accounts or the notes receivable of the Business reflected in the Financial Statements related to, or arising from, the operation of the Business (i) are subject to any setoffs or counterclaims or (ii) represent obligations for goods sold on consignment, on approval or on sale-or-return basis or subject to any other repurchase or return arrangement.

(e) All accounts payable of the Business reflected in the Financial Statements or arising after the date thereof related to, or arising from, the operation of the Business are the result of bona fide transactions and have been paid or are not yet due and payable.

Section 4.12 Absence of Undisclosed Liabilities. Neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has any Liabilities relating to the Business other than (i) Liabilities set forth in the Financial Statements, (ii) Liabilities that have arisen since the date of the Financial Statements in the ordinary course of business and are which not material in amount, (iii) Liabilities set forth on Section 4.12 of the Disclosure Schedule, (iv) Liabilities incurred solely as a result of any action expressly required to be taken by the terms of this Agreement and (v) Excluded Liabilities.

Section 4.13 Litigation. There is no, and during the past three (3) years there have been no, Proceeding pending or, to Seller’s Knowledge, threatened, against or by Seller or, any of its Controlled Affiliates (including the Acquired Entity), in connection with, relating to or affecting the Purchased Assets, the Business or any of Seller’s or Acquired Entity’s properties used in the Business, nor is there any reasonable basis therefor. There is no, and during the past three (3) years there have been no, Proceeding pending or, to Seller’s Knowledge, threatened, by or against any current or former officer or director of Seller or any of its Controlled Affiliates (including the Acquired Entity) (a) in their capacities as such and (b) relating to or potentially affecting the Business, the Acquired Entity or the Purchased Assets, nor is there any reasonable basis therefor. There is no, and during the past three (3) years there have been no, injunction, judgment, decree or Order against Seller, the Acquired Entity or any of its Purchased Assets or other properties used in, relating to or affecting the Business.

Section 4.14 Restriction on Business Activities. There is no, and during the past two (2) years there have been no, injunction, judgment, decree or Order by any Governmental Authority upon Seller or any of its Controlled Affiliates (including the Acquired Entity) that has, or could reasonably be expected to have, the effect of prohibiting or impairing any current business practice of the Business, any acquisition of property by Seller, the Acquired Entity or the conduct of the Business as currently conducted, as of the date hereof.

Section 4.15 Related Party Transactions. No Contracts, arrangements or transactions related to the Business exist (or are included in Purchased Assets or Assumed Liabilities) among Seller and its Affiliates, on one hand, and any other Affiliates of Seller or the Acquired Entity, on the other hand. Except as disclosed on Section 4.15 of the Disclosure Schedule, there are not any (a) accrual of Liability or incurrence of a material obligation by Seller to any Affiliates (or vice versa); (b) payment of dividends or other payments of cash or property by Seller to any Affiliates or any action that would result in any such payment of dividends or other payment or transfer of cash or property; or (c) incurrence of any legal or financial obligation by Seller to any Affiliates, in each case that related to the Business. To Seller’s Knowledge, no officer, director, or manager of Seller or any of Seller’s Affiliates (including any “associate” or any member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any such directors, officers or managers), has any direct or indirect interest in any Purchased Asset or Assumed Liability or any property, asset, or right used by Seller that is necessary for the Business, or serves as an officer or director or in another similar capacity of, any material competitor, landlord, Material Customer or Material Supplier, or any organization which has a Material Contract or arrangement with Seller or the Business.

Section 4.16 Material Contracts.

(a) Other than (i) the Employee Plans, (ii) Contracts for the sale of Target Products in the ordinary course of business consistent with past practice pursuant to Seller’s standard form(s) of sales contract used in the Business and attached to Section 4.16(a) of the Disclosure Schedule (“Standard Sales Contracts”) and (iii) this Agreement and the Ancillary Agreements, all Material Contracts of Seller and its Controlled Affiliates (including the Acquired Entity) are listed in Section 4.16(c) of the Disclosure Schedule.

(b) With respect to each Material Contract: (i) such Material Contract is legal, valid, binding and enforceable and in full force and effect with respect to Seller and its Acquired Entity, as applicable, and, to Seller’s Knowledge, is legal, valid, binding, enforceable and in full force and effect with respect to each other party thereto; (ii) such Material Contract will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with its terms as in effect immediately prior to the Closing in all material respects; (iii) neither Seller nor any of its Controlled Affiliates (including the Acquired Entity), nor to Seller’s Knowledge, any other party to such Material Contract is in breach or default (or is alleged to be in breach of or in default under) in any material respect, and no event has occurred that with notice or lapse of time or both would constitute a breach or default in any material respect by Seller or any of its Controlled Affiliates (including the Acquired Entity), or to Seller’s Knowledge, by any such other party, or permit termination, modification, acceleration, or other adverse consequences under such Material Contract; and (iv) Seller has made available to Buyer a true, correct and complete copy of such Material Contract (including any amendments, modifications and supplements thereto and waivers thereunder thereto). There are no material disputes pending or, to Seller’s Knowledge, threatened under any Material Contract included in the Purchased Assets.

(c) “Material Contract” shall mean any Contract or commitment in connection with the Business to which Seller or any of its Controlled Affiliates (including the Acquired Entity) is a party and which contains any legal obligations or has any legal effect pertaining to the Business, the Purchased Assets or the Assumed Liabilities and:

(i) with expected future receipts or expenditures in excess of $500,000;

(ii) requiring Seller or any of its Controlled Affiliates (including the Acquired Entity) to indemnify any Person (other than indemnification provisions in Standard Sales Contracts or otherwise arising in the ordinary course);

(iii) granting any exclusive rights to any party, including any right of first-refusal or first-offer;

(iv) evidencing indebtedness for borrowed or loaned money that is still outstanding or which relates to any Encumbrance on the Purchased Assets, including outstanding guarantees of any indebtedness and any guarantees or other credit support provided by Seller or any of its Controlled Affiliates (including the Acquired Entity) in connection with any Existing Indebtedness, other than trade debt incurred in the ordinary course of business;

(v) relates to any partnership, joint venture or similar Contract;

(vi) restricts, limits or purports to limit the ability of Seller or any of its Controlled Affiliates (including the Acquired Entity) to compete in any line of business or with any Person or in any geographic area or market or during any period of time, or not to solicit or hire any Person, in each case, with respect to the Business;

(vii) is a collective bargaining agreement or other labor union Contract;

(viii) is a Government Contract;

(ix) is a Contract with a Material Customer;

(x) is a Contract with a Material Supplier;

(xi) is an Affiliate Contract;

(xii) relates to the acquisition or disposition of the Business, a material amount of stock or assets of any other Person or any real property (whether by merger, sale of stock, sale of assets or otherwise);

(xiii) relates to settlement or resolution of any actual or threatened Proceeding under which (i) there are outstanding obligations or (ii) involves payments by Seller or any of its Controlled Affiliates (including the Acquired Entity) in excess of $50,000;

(xiv) is a Contract relating to the sale of any of the Purchased Assets, other than in the ordinary course of business;

(xv) grants to any Person of any option right of first refusal or preferential or similar right to purchase any of the Purchased Assets;

(xvi) is required to be listed on Section 4.7(a)(i) of the Disclosure Schedule;

(xvii) has any “take or pay” or minimum purchase requirements or obligations or that require Seller or any of its Controlled Affiliates (including the Acquired Entity) to purchase, obtain or provide any product or service exclusively from a single party;

(xviii) under which the Acquired Entity has advanced or loaned funds to any Person;

(xix) is a Contract providing for a right to receive a change of control or similar pay or other right, or that requires notice or consent in connection with the transactions contemplated hereby;

(xx) relates to the lease of any real property, equipment or other personal property used primarily in the Business with expected future receipts or expenditures in excess of $50,000 per month;

(xxi) containing a “key man” provision, requirement or similar provision, a most favored nation, favored customer, or similar provision, service level guarantees, guaranteed payments or obligations or similar provisions, or material indemnification obligations;

(xxii) is a Shared Contract; or

(xxiii) is otherwise material to the Purchased Assets or the operation of the Business and not previously disclosed pursuant to this Section 4.16.

(d) With respect to each Government Contract, during the last three (3) years, neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has: (i) breached or violated any Law, clause, provision or requirement pertaining to any Government Contract; (ii) been debarred or suspended from bidding on Government Contracts by a Governmental Authority, or declared nonresponsible or ineligible for, government procurement pursuant to 48 C.F.R. subpart 9.4, or any comparable state or local Laws and, to the Seller’s Knowledge, no facts or circumstances exist that could reasonably be expected to give rise to debarment, suspension, or a declaration that Seller or any of its Controlled Affiliates (including the Acquired Entity) is ineligible for government procurement; (iii) received any material adverse findings in audits or investigations by any Governmental Authority with respect to any Government Contract that remain unresolved; (iv) received any material written notice of breach, cure, show cause or default from any Governmental Authority with respect to any Government Contract; (v) had any Government Contract terminated by any Governmental Authority for default or failure to perform; or (vi) made any disclosure to a Governmental Authority with respect to any material irregularity, misstatement or omission involving a Government Contract. During the last four (4) years, all representations and certifications required under each Government Contract were correct in all material respects as of their respective effective dates. To the Seller’s Knowledge, neither Seller nor any of its Controlled Affiliate (including the Acquired Entity) is the subject of any pending claim pursuant to the False Claims Act (31 U.S.C. §§ 3729 et seq.) or any comparable state or local Laws and no facts or circumstances exist that could reasonably be expected to give rise to a claim under the False Claims Act or any substantially identical state or local Laws against Seller or any of its Controlled Affiliates (including the Acquired Entity). During the last four (4) years, Seller and its Controlled Affiliates (including the Acquired Entity) and their respective officers, directors, employees and agents have complied in all material respects with applicable procurement Laws governing the awarding and performance of Government Contracts. During the last four (4) years, neither Seller nor any of its Controlled Affiliates (including the Acquired Entity), nor any of their respective directors, officers, agents or employees has had access to confidential or non-public information in connection with Government Contracts to which they were not lawfully entitled. None of the Assigned Contracts that are Government Contracts requires any of the Business Employees to hold a personnel security clearance or requires Seller or any of its Controlled Affiliates (including the Acquired Entity) to hold a facility security clearance in connection with the Business pursuant to the National Industrial Security Program Operating Manual (32 C.F.R. Part 117). Section 4.16(d) of the Disclosure Schedule sets forth a list of all Assigned Contracts that are Government Contracts that will require novation pursuant to 48 C.F.R. Subpart 42.12 in order to consummate the transactions contemplated hereby.

Section 4.17 Inventory. The Inventory were acquired and maintained in the ordinary course of business, are of good and merchantable quality and consist of items of a quantity and quality usable or salable in the ordinary course of business in all material respects, subject to appropriate and adequate allowances on the Financial Statements. No Inventory is held on consignment, or otherwise, by any Person other than Seller or its Controlled Affiliates (excluding inventory held by the Acquired Entity) or pursuant to a Material Contract, and all such Inventory is free and clear of all Encumbrances (other than any Encumbrances arising pursuant to a Material Contract). The values at which inventories used in the Business are carried reflect the inventory valuation policy of Seller in all material respects, which policy is consistent with Seller’s past practice and in accordance with GAAP. Seller and its Controlled Affiliates (including the Acquired Entity) has no unrecorded Liabilities with respect to the return of any item of inventory in the possession of distributors, wholesalers, retailers or other customers with respect to the Business. Adequate provision has been made on the Financial Statements, in the ordinary course of business to provide for all slow-moving, obsolete or unusable inventories to their estimated useful or scrap values, and such inventory reserves are adequate in all material respects to provide for such slow-moving, obsolete or unusable inventory and inventory shrinkage.

Section 4.18 Customers and Suppliers.

(a) Section 4.18(a) of the Disclosure Schedule sets forth a true, correct and complete list of the ten (10) largest customers of the Business as a whole (based on the dollar amount of sales to such customers) for the fiscal year ended December 31, 2023 (“Material Customers”). As of the date hereof, neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has received any written or, to Seller’s Knowledge oral, notice that any Material Customer has (i) ceased or will cease to purchase or license the products of the Business or (ii) cancelled, terminated or otherwise materially decreased or adversely changed the terms of or notified Seller of any intention to cancel, terminate or materially decrease or adversely change the terms pursuant to which such Material Customer purchases goods or services from the Business. To Seller’s Knowledge, no Material Customer plans to cease or reduce the purchase or license of products of the Business from Seller or any of its Controlled Affiliates (including the Acquired Entity). During the past two (2) years, neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has had any material disputes with any Material Customer.

(b) Section 4.18(b) of the Disclosure Schedule sets forth a true, correct and complete list of the ten (10) largest suppliers of the Business as a whole (based on the dollar amount of purchases from such suppliers) for the fiscal year ended December 31, 2023 (“Material Suppliers”). As of the date hereof, neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has received any written or, to Seller’s Knowledge oral, notice that any Material Supplier has (i) ceased or will cease to do business with Seller or any of its Controlled Affiliates (including the Acquired Entity), (ii) has reduced, will reduce, the volume of its business with Seller or any of its Controlled Affiliates (including the Acquired Entity) and, to Seller’s Knowledge, no Material Supplier plans to cease or reduce the volume of its business with Seller or any of its Controlled Affiliates (including the Acquired Entity) or (iii) cancelled, terminated or otherwise materially decreased or adversely changed the terms of or notified Seller of any intention to cancel, terminate or materially decrease or adversely change the terms pursuant to which such Material Supplier provides goods or services to Seller or any of its Controlled Affiliates (including the Acquired Entity). During the past two (2) years, neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has had any material disputes with any Material Supplier.

Section 4.19 Taxes.

(a) Tax Returns; Tax Payments. Seller and its Affiliates (excluding the Acquired Entity) have timely and properly filed all Tax Returns and timely paid all Taxes (whether or not shown as due on a Tax Return) to the appropriate Governmental Authority the non-filing or non-payment of which (i) could result in an Encumbrance on any of the Purchased Assets, (ii) could result in Buyer becoming responsible or liable therefor either directly or as a successor or transferee, or (iii) could have an adverse effect on Buyer’s ability to conduct the Business. The Acquired Entity has timely and properly filed all Tax Returns and timely paid all Taxes (whether or not shown as due on a Tax Return) to the appropriate Governmental Authority. All Tax Returns are true, correct and complete in all material respects and have been completed in accordance with the past practices of Seller with respect to the Business and applicable Law.

(b) Withholding; Miscellaneous.

(i) All material amounts of Taxes that Seller and the Acquired Entity were required to withhold or to collect for payment have been withheld or collected and, to the extent required, have been timely paid to the appropriate Governmental Authorities and Seller and the Acquired Entity have complied with all Tax information reporting requirements, including maintenance of required records with respect thereto, and all IRS Forms W-2 and 1099 (or analogous forms under foreign Law) required with respect thereto have been properly completed and timely filed and provided to the appropriate payee.

(ii) No extensions or waivers of statutes of limitations (excluding any automatic extensions) have been given, granted or requested with respect to the filing of any material Tax Return, payment of any material Taxes, or otherwise relating to material Taxes of or with respect to the Acquired Entity, the Purchased Assets, the Assumed Liabilities or the Business, which extensions or waivers are still in effect.

(iii) None of the Purchased Assets or Assumed Liabilities is subject to a Tax allocation, sharing, indemnification, or similar Contract. The Acquired Entity is not a party to any Tax allocation, sharing, indemnification, or similar Contract.

(iv) The Acquired Entity has not participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4 or any similar provision of applicable state, local or non-U.S. laws.

(v) Within the past two (2) years the Acquired Entity has not been a “distributing corporation” or a “controlled corporation” in a distribution intended to qualify under Section 355 (or so much of Section 356 as relates to Section 355) or Section 361 of the Code (or any similar provision of state, local or non-U.S. Law).

(vi) There is no pending or threatened audit, investigation, demands, dispute, scrutiny, notice, notices of deficiency, claim or other proceedings or actions related to or concerning any Tax of Seller and its Controlled Affiliates related to the Business, or Purchased Assets or any Tax of the Acquired Entity or any defaults, breaches, or non-compliance by Seller or the Acquired Entity of any conditions under any fiscal or Tax exemption or remission scheme or applicable Law that has been claimed or raised by any Governmental Authority in writing.

(vii) Neither Seller with respect to Business nor the Acquired Entity has received any tax ruling or entered into any written and legally binding agreement or is currently negotiating any such agreement with any tax authority which would affect the Tax situation of the Business or the Acquired Entity in relation to any period ending after the Closing Date.

(viii) No written claim has ever been made by a Governmental Authority in a jurisdiction where Seller or the Acquired Entity does not file Tax Returns or a particular type of a Tax Return, or does not pay Tax or a particular type of Tax, that Seller, as a result of the operation of the Business in that jurisdiction, or Acquired Entity is or may be required to file such Tax Return or pay such Tax in that jurisdiction nor, to Seller’s Knowledge, is there any factual or legal basis for any such claim.

(ix) None of the Purchased Assets (i) is “tax exempt use property” within the meaning of Section 168(h) and Section 470(c)(2) of the Code, (ii) is “tax-exempt bond financed property” within the meaning of Section 168(g) of the Code, or (iii) secures any debt the interest of which is tax-exempt under Section 103(a) of the Code.

(x) There are no Encumbrances for Taxes upon any assets of Seller or its Affiliates or the Acquired Entity.

(xi) The Acquired Entity has never had a branch, permanent establishment, office, or other fixed place of business, or otherwise become resident for Tax purposes in a country other than the country in which it is organized.

(xii) The Acquired Entity is in compliance with all applicable transfer pricing Laws, including the execution and maintenance of documentation substantiating the transfer pricing practices and methodology of Seller.

(xiii) Neither Seller with respect to the Business or Purchased Assets nor the Acquired Entity will be required to include any item of income in taxable income for any taxable period (or portion thereof) ending after the Closing Date that was realized prior to the Closing, including as a result of any (i) change in accounting method or the use of an improper accounting method, in each case, prior to the Closing, (ii) closing agreement or similar agreement entered into prior to the Closing, (iii) intercompany transaction or excess loss account described in the Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) that occurred or existed, respectively, prior to the Closing, (iv) installment sale or open transaction disposition made prior to the Closing, or (v) the transfer of accounting reserves or prohibition on tax balances such as provisions for contingent losses or pension provisions.

(xiv) Seller and each of its Affiliates (except for the Acquired Entity) is at the time of transfer of the Indian Sale Shares, and during the entire financial year of the Acquired Entity in which the Closing occurs will be, a non-resident in India within the meaning of Section 6 of the Indian IT Act.

(xv) Buyer is not liable to be treated as a “representative assessee” with respect to Seller or any of its Affiliates or the Acquired Entity under the Indian IT Act.

(xvi) The Indian Sale Shares have been held on “investment account” and as “capital asset” under Section 2(14) of the Indian IT Act and not on “trading account” or as “stock-in-trade”, and such classification has never been challenged by any Governmental Authority under the Indian IT Act, including by any notice under the Indian IT Act. For accounting purposes, the Indian Sale Shares have always been treated as non-current assets.

(xvii) There are no pending Tax proceedings and/or outstanding Tax demands (disputed or otherwise) against Seller, its Controlled Affiliates or the Acquired Entity in India or under the Indian IT Act that can adversely affect the transfer of the Indian Sale Shares and/or render the transfer of the Indian Sale Shares void under Section 281 of the Indian IT Act or under Section 81 of the Indian CGST Act or the Tamil Nadu Goods and Services Tax Act, 2017, as amended. Seller and the Acquired Entity have sufficient assets, other than the Indian Sale Shares, available to discharge any Tax liabilities that may arise from any Governmental Authority under Section 281 of the Indian IT Act or under Section 81 of the Indian CGST Act.

(xviii) The Acquired Entity has complied in all material respects with Permits obtained under any fiscal or Tax exemption or concession or remission schemes under any applicable Laws, and all exemptions, credits, deductions or similar treatment thereunder claimed by the Acquired Entity with respect to any indirect Tax of the Acquired Entity or in relation to goods, services or other inputs with respect to the Business have been validly claimed.

(xix) No liabilities, provisions or accruals are transferred as the result of the acquisition of the Purchased Assets and the Acquired Entity that carry any accounting reserves or prohibition which lead to additional taxable income in the sense of sec. 5 para 7 of the German Income Tax Act after the Closing Date.

(xx) Seller has delivered or made available (or will deliver or make available at least one (1) Business Day prior to the Closing) to Buyer complete and accurate copies of the following documents and all such information is true, complete and correct in all respects:

(A) all Tax Returns filed by the Acquired Entity that relate to taxable periods for which the statute of limitations has not yet expired;

(B) a copy of screenshot of (i) the website of the Indian Goods and Services Tax portal and the income-tax portal to the effect that there are no pending assessments, proceedings, demands and/or “notices against the Acquired Entity, (ii) status of income Tax e-proceedings and (iii) a “traces” screenshot;

(C) a certificate of fair value for the Indian Sale Shares (in form acceptable to Buyer) in accordance with the Indian IT Act, obtained from an Indian independent chartered accountant reasonably acceptable to Buyer and issued on a reliance basis;

(D) a capital gains tax computation (in form acceptable Buyer) for the transfer of the Indian Sale Shares in accordance with Section 48 read with Section 50CA of the Indian IT Act, obtained from an Indian independent chartered accountant reasonably acceptable to Buyer and issued on a reliance basis stating the amount of Tax required to be withheld from the Purchase Price attributable to the transfer of Indian Sale Shares;

(E) a “no-objection” certificate obtained from an Indian independent chartered accountant (in form acceptable to Buyer) reasonably acceptable to Buyer, issued on a reliance basis, certifying (i) that there are no dues payable by Seller or any of its Affiliates under the Indian IT Act that may have an impact on the transfer of the Indian Sale Shares to Buyer under this Agreement; and (ii) the status of pending Tax proceedings of Seller or any of its Affiliates as of the Closing Date for the purposes of Section 281 of the Indian IT Act;

(F) a “no-objection” certificate obtained from an Indian independent chartered accountant (in form acceptable to Buyer) reasonably acceptable to Buyer, issued on a reliance basis, certifying (i) that there are no dues payable by Seller or any of its Affiliates under the applicable Law that may have an impact on the transfer of the Indian Sale Shares to Buyer under this Agreement; and (ii) the status of pending Tax proceedings, claims or demands under the applicable Law against Seller or any of its Affiliates as of the Closing Date for the purposes of Section 81 of the Indian CGST Act; and

(G) completed Form 15CB (completed by an Indian independent chartered accountant reasonably acceptable to Buyer) as required under the Indian IT Act in respect of the transfer of the Indian Sale Shares.

Section 4.20 Employee Benefit Plans.

(a) Section 4.20 of the Disclosure Schedule contains a true, correct and complete list of each Employee Plan (or to the extent such Employee Plan is an offer letter without contractual severance protections, or an equity award agreement by and between Seller or the Acquired Entity and a Seller Service Provider and such offer letter or award agreement conforms in all material respects with a “form of” or other standardized document provided to Buyer, the form or other standardized document) and separately identifies each Acquired Entity Employee Plan. At no time has Seller, the Acquired Entity, or any of their respective ERISA Affiliates been a party to or maintained, sponsored, contributed to or been obligated to contribute to, or had any Liability with respect to any (i) “defined benefit plan” (as defined in Section 3(35) of ERISA), (ii) “employee pension benefit plan” (as defined in Section 3(2) of ERISA) that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, (iii) retiree medical or retiree life insurance arrangement, (iv) “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code) or (v) “multiple employer plan” (as described in Section 413 of the Code or Section 210(a) of ERISA). Neither Seller, the Acquired Entity, nor any of their respective ERISA Affiliates has any Liability under Title IV of ERISA. None of the Employee Plans is a multiple employer welfare arrangement (within the meaning of Section 3(40) of ERISA).

(b) Correct and complete copies of the following materials have been delivered or made available by Seller to Buyer: (i) all plan documents for each Employee Plan or, in the case of an unwritten Employee Plan, a written description thereof; (ii) the most recent determination or opinion letter from the IRS with respect to any of the Employee Plans; (iii) all summary plan descriptions and other material non-routine communications to employees regarding Employee Plans; (iv) all current trust agreements, insurance contracts, and other documents relating to the funding or payment of benefits under any Acquired Entity Employee Plan; and (v) any non-routine correspondence with any Governmental Authority regarding the Acquired Entity Employee Plan since January 1, 2020.

(c) Each of the Employee Plans has been established, maintained, operated, funded, and administered in compliance in all material respects with its terms and conditions and any related documents or agreements and with the Laws applicable to such Employee Plan (including ERISA and the Code). Each Employee Plan that is intended to be tax-qualified under Section 401(a) of the Code is a prototype or volume submitter plan that is pre-approved by the IRS and covered by a currently-effective favorable IRS opinion letter and, to the Seller’s Knowledge, nothing has occurred and no circumstance exists that could be reasonably expected to adversely affect the qualified status of such Employee Plan.

(d) With respect to each Employee Plan that is a group health plan that is subject to Section 4980B of the Code, Seller, the Acquired Entity and each ERISA Affiliate has complied with the continuation coverage requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

(e) All contributions (including all employer contributions and employee salary-reduction contributions), premiums and other payments under or in connection with each Acquired Entity Employee Plan required to have been made under the terms of such Acquired Entity Employee Plan or pursuant to applicable Laws have been timely made in all material respects.

(f) Neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) entitle any Seller Service Provider or other Person to severance, retention or change in control bonuses or any other payment or benefit; (ii) except as required pursuant to Section 6.13(i), accelerate the time of payment, funding or vesting, or increase the amount of compensation or benefits due to any such individual; (iii) limit or restrict the right of Seller or the Acquired Entity to merge, amend or terminate any Employee Plan; (iv) increase the amount payable under or result in any other material obligation pursuant to any Employee Plan; or (v) result in any payment (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1) under any employment, severance or termination agreement, other compensation arrangement or Employee Plan that, individually or in combination with any other such payment, could reasonably be expected to constitute an “excess parachute payment” (as such term is defined in Section 280G of the Code).

(g) Neither Seller nor the Acquired Entity has any obligation to provide, and no Employee Plan or other agreement provides, any current or former Seller Service Provider, with the right to a gross-up, indemnification, reimbursement or other payment for excise or additional taxes, interest or penalties incurred pursuant to Section 409A or Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code.

(h) (i) Each Acquired Entity Employee Plan maintained in any jurisdiction outside of the U.S. (each, a “Non-US Plan”) that is intended to qualify for special tax treatment meets all the requirements for such treatment; (ii) all employer and employee contributions to each Non-US Plan required by its terms or by applicable Law have been made or, if applicable, accrued in accordance with generally accepted accounting practices in the applicable jurisdiction and any other payments (including insurance premiums) otherwise due in respect of a Non-US Plan have been paid in full; (iii) the fair market value of the assets of each funded Non-US Plan, the liability of each insurer for any Non-US Plan funded through insurance or the book reserve established for any Non-US Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date of this Agreement, with respect to all current and former participants in such plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Non-US Plan, and no transaction contemplated by this Agreement shall cause such assets or insurance obligations to be less than such benefit obligations; and (iv) each Non-US Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

Section 4.21 Employees and Consultants.

(a) Section 4.21(a) of the Disclosure Schedule contains a true, correct and complete list of the names of all (i) Business Employees, and (ii) independent contractors and consultants of Seller or any Affiliate of Seller primarily providing services to or for the benefit of the Business (“Business Independent Contractors”), as well as, to the extent applicable and permissible under applicable Law, each such Person’s (A) base salary, hourly wage rate, or other rate of compensation and any applicable bonus amounts paid in 2024 for performance during 2023, (B) full or part-time status, (C) location of employment or engagement (including state and country, as applicable), (D) exempt status, if applicable (E) current position or title, (F) date of hire, (G) status as active or on a leave of absence and a description of any such leave of absence, including identifying any such Person that is on short-term disability or long-term disability, (H) 2024 target annual bonus or other target cash incentive compensation arrangements, if applicable, (I) eligibility for commissions, and (J) employer or entity to which services are provided. To the Seller’s Knowledge as of the date of this Agreement, no director, officer, or executive-level employee of Seller or any of its Controlled Affiliates (including the Acquired Entity) intends to terminate his or her employment relationship with the Business.

(b) There are no Proceedings pending, or to the Seller’s Knowledge, threatened or reasonably expected, between Seller or any of its Controlled Affiliates (including the Acquired Entity), on the one hand, and any Business Employee, consultant or independent contractors performing services primarily on behalf of the Business, on the other hand, including any such claims initiated by a Governmental Authority. There are no claims related to the Business pending, or to the Seller’s Knowledge, threatened or reasonably expected, against Seller or any of its Controlled Affiliates (including the Acquired Entity) under any workers’ compensation or long-term disability plan or policy that are not reasonably expected to be fully offset by insurance. No judgment, consent decree, or arbitration award imposes continuing remedial obligations or otherwise limits or affects Seller or any of its Controlled Affiliate’s (including the Acquired Entity) ability to manage its Business Employees. Neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) for which Business Employees provide services are party to any collective bargaining agreement or other labor union contract, or any contract with any works council, employee representative or other labor organization or collective group, and to Seller’s Knowledge, there are no Business Employees represented by any union, works council, or other labor organization, and no activities or proceedings, or any threat of activities or proceedings, of any labor union, works council, employee representative or other labor organization or collective group to organize its employees. In the past three (3) years, there has been no pending or threatened labor dispute (e.g., strike, picketing, slowdown, lockout, unfair labor practice charge before the National Labor Relations Board or other similar tribunal, material grievance, or material arbitration) involving the Business. The execution and delivery of this Agreement and the performance of this Agreement do not require Seller, or any of its Controlled Affiliates (including the Acquired Entity) for which Business Employees provide services, to seek or obtain any consent, engage in consultation with, or issue any notice to or make any filing with any unions, labor organizations, or groups of Business Employees.

(c) Seller and its Controlled Affiliates (including the Acquired Entity) have provided all Business Employees with all wages, benefits, relocation benefits, stock options, bonuses and incentives, and all other compensation that has become due and payable, as of the date hereof, and Seller and its Controlled Affiliates (including the Acquired Entity) have provided all consultants and independent contractors performing services primarily on behalf of the Business with all fees that have become due and payable as of the date hereof. All Business Employees are employed on an at-will basis and have no entitlement to contractual severance or notice if terminated for any reason.

(d) Seller and each of its Controlled Affiliates for which Business Employees provide services (including the Acquired Entity) are, and for the past three (3) years, have been, in compliance in all material respects with all applicable Laws respecting or relating to, employment practices, labor, contractor labor, terms and conditions of employment, occupational health and safety, layoffs, plant closing or reductions in force, classification and payment of employees, temporary employees, independent contractors, and consultants, wages (including minimum wage and overtime), restrictive covenant obligations, employment and compensation equity, hours of work, child labor, leave, workers’ compensation, immigration and work authorization, maintenance of employee records, payment of employee income taxes, social security contributions, withholdings and deductions, gratuity payments and provident fund contributions, Worker Adjustment and Retraining Notification Act (“WARN”) and any similar state or local “mass layoff” or “plant closing” Law, occupational health and safety, and collective bargaining as well as Laws concerning civil rights and prohibiting discrimination, harassment, and retaliation. Seller and each of its Controlled Affiliates (including the Acquired Entity) has withheld and paid to the appropriate Governmental Authority or is holding for payment not yet due to such Governmental Authority all amounts and statutory funding required to be withheld from Business Employees and is not liable for any arrears of wages, taxes, penalties, or other sums for failure to comply with any of the foregoing. With respect to each Person set forth on Section 4.21(a) of the Disclosure Schedule, Seller and each of its Controlled Affiliates (including the Acquired Entity) has accurately classified such individual in all respects as an employee, independent contractor, or otherwise under any and all applicable Laws, and each such individual classified as an employee has been properly classified as exempt or nonexempt under the Fair Labor Standards Act and any and all applicable Laws. Seller and each of its Controlled Affiliates (including the Acquired Entity) have not, any time within the twelve (12) months preceding the date of this Agreement, had any “plant closing” or “mass layoff” (as defined in the WARN Act) or other terminations of employees that could create any obligations upon, or liabilities for Buyer under the WARN Act or similar state and local laws. The Business Employees who work in the United States are authorized and have appropriate documentation to work in the United States.

(e) In the past three (3) years, (i) to the Seller’s Knowledge, no allegations of sexual harassment or sexual misconduct have been made against any officer, director, or executive level employee of Seller or any of its Controlled Affiliates (including the Acquired Entity) that provided services to the Business; (ii) to the Seller’s Knowledge, no allegations of sexual harassment or sexual misconduct have been made by any Business Employee against any executive-level Business Employee; (iii) Seller and each of its Controlled Affiliates (including the Acquired Entity) has not entered into any settlement or separation agreements related to allegations of sexual harassment or sexual misconduct by a Business Employee; (iv) to the Seller’s Knowledge, no officer, director, or executive-level employee of Seller or any of its Controlled

Affiliates (including the Acquired Entity that provided services to the Business) has left Seller or any of its Controlled Affiliates (including the Acquired Entity), as applicable, wholly or partly as a result of an allegation of unlawful harassment (whether substantiated or not); (v) Seller and its Controlled Affiliates (including the Acquired Entity) have investigated and taken prompt corrective action to prevent further discrimination and harassment with respect to each such allegation with potential merit; and (vi) neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has incurred, and no circumstances exist under which Seller or any of its Controlled Affiliates (including the Acquired Entity) would reasonably be expected to incur, any liability resulting from an allegation of sexual harassment or sexual misconduct.

Section 4.22 Compliance with Laws. Except as set forth in Section 4.22 of the Disclosure Schedule, Seller and its Controlled Affiliates (including the Acquired Entity) is, and during the past three (3) years has been, in compliance in all material respects with all Laws with respect to the Business and is not in material violation of any Law with respect to the Business. Except as set forth in Section 4.22 of the Disclosure Schedule, during the past three (3) years, none of Seller nor any of its Controlled Affiliates (including the Acquired Entity) is or has been under investigation and has not received any written or, to Seller’s Knowledge, oral notification or communication from any Governmental Authority or any other Person regarding any actual, alleged, possible or potential violation of, or failure to comply with, or liability under, any applicable Law with respect to the Business.

Section 4.23 Permits. Section 4.23 of the Disclosure Schedule sets forth a true, correct and complete list and description of all material Permits required for Seller and its Controlled Affiliates (including the Acquired Entity) to conduct the Business as currently conducted or for the ownership and use of the Purchased Assets in all material respects, including the expiration date of such Permits, issued to or held by Seller, any of its Controlled Affiliates (including the Acquired Entity) or Business Employees and used in the conduct of the Business. Seller, its Controlled Affiliates (including the Acquired Entity) or such Business Employees, as applicable, are in compliance with the terms of such Permits, and all such Permits are in full force and effect. There is no, and for the past three (3) years there have been no, pending or, to Seller’s Knowledge, threatened termination, expiration, revocation, or modification of any such Permits, and no event has occurred or circumstances exist that would give rise to or serve as a basis for such termination, expiration, revocation, or modification. Other than the Permits set forth on Section 4.23 of the Disclosure Schedule, there are no other Permits that are necessary or required for the conduct of the Business or the ownership or use of the Purchased Assets as currently conducted or used. Since January 1, 2021, none of Seller or any of its Controlled Affiliates (including the Acquired Entity) has received any written, or to Seller’s Knowledge, oral notice from any Governmental Authority or other Person that any of the properties, facilities, equipment, operations or business procedures or practices of Seller or any of its Controlled Affiliates with respect to the Purchased Assets fails to comply in any material respect with any such Permit. Neither Seller nor any of its Controlled Affiliates is, and has not been during the past three (3) years, in default, nor has it received any notice of any claim of default, with respect to any such Permits.

Section 4.24 Foreign Corrupt Practices Act and Anti-Bribery Laws. Neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) nor any manager, director, officer, employee or, to Seller’s Knowledge, agent or any other Person acting for or on behalf of Seller or any of its Controlled Affiliates (including the Acquired Entity), has directly or indirectly, (a) taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq., the Money Laundering Control Act, the Currency and Foreign Transactions Reporting Act, The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, or any other Laws relating to corruption, bribery, or money laundering and any rules or regulations thereunder; (b) made, offered, received or promised to make, receive or offer any payment, loan, or transfer of anything of value, including any reward, advantage, or benefit of any kind, to or for the benefit of any government official, candidate for public office, political party, or political campaign, for the purpose of (i) influencing any act or decision of such government official, candidate, party or campaign, (ii) inducing such government official, candidate, party or campaign to do or omit to do any act in violation of a lawful duty, (iii) obtaining or retaining business for or with any Person, (iv) expediting or securing the performance of official acts of a routine nature, or (v) otherwise securing any improper advantage; (c) paid, offered, or promised to pay or offer any bribe, payoff, influence payment, kickback, unlawful rebate, or other similar unlawful payment of any nature; (d) made, offered or promised to make or offer any unlawful contributions, gifts, entertainment, or other unlawful expenditures; (e) established or maintained any unlawful fund of corporate monies or other properties; or (f) created or caused the creation of any false or inaccurate books and records of Seller or any of its Controlled Affiliates (including the Acquired Entity). Within the past five (5) years, neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has made any voluntary disclosure to any Governmental Authority relating to corruption, bribery, or money laundering Laws; been the subject of any investigation or inquiry regarding compliance with such Laws; or been assessed any fine or penalty under such Laws.

Section 4.25 Sanctions and Import and Export Laws.

(a) Seller and each of its Controlled Affiliates (including the Acquired Entity) are, and for the previous five (5) years, have been compliance with: (i) all applicable sanctions Laws, including the U.S. economic sanctions Laws administered by the U.S. Department of the Treasury, Office of Foreign Assets Control (“OFAC”); (ii) all applicable export control Laws, including the Export Administration Regulations administered by the U.S. Department of Commerce (“Commerce”) and the International Traffic in Arms Regulations administered by the U.S. Department of State; and (iii) the anti-boycott regulations administered by Commerce and the U.S. Department of the Treasury. Neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) nor any of their respective directors, managers, officers, or employees, nor any other Person acting for or on behalf of Seller or any of its Controlled Affiliates (including the Acquired Entity) has been or is a Person with whom transactions are prohibited or limited under any economic sanctions laws, rules, or regulations, including those administered by the U.S. government (including, OFAC, the Department of State, or Commerce), the United Nations Security Council, the European Union, the French Republic or His Majesty’s Treasury. Seller and each of its Controlled Affiliates (including the Acquired Entity) represent, within the previous five (5) years, that they have not done any business, directly or indirectly, with or in the Crimea Region of Ukraine, Cuba, Iran, Russia, the Donetsk People’s Republic, the Luhansk People’s Republic, Zaporizhzhia, Kherson, Syria, Sudan, North Korea, or Venezuela. Seller and each of its Controlled Affiliates (including the Acquired Entity) are, and for the previous five (5) years have been in possession of and in compliance with any and all licenses, registrations, and permits that may be required for its lawful conduct under economic sanctions, import, and export control Laws, including the Export Administration Regulations. Within the past five (5) years, neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has made any voluntary disclosure to any Governmental Authority relating to sanctions, import, or export control Laws, been the subject of any investigation or inquiry regarding compliance with such Laws, or been assessed any fine or penalty under such Laws.

(b) With respect to the Business, Seller and each of its Controlled Affiliates (including the Acquired Entity) are, and for the previous five (5) years, have been, in compliance with all applicable customs and import Laws, including, the Tariff Act of 1930, as amended, and the Laws, regulations and programs administered or enforced by Commerce, U.S. International Trade Commission, U.S. Customs and Border Protection, U.S. Immigration and Customs Enforcement and their respective predecessor agencies. With respect to the Business, neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has committed any violation of applicable customs and import Laws and there are no open or unresolved questions, orders or claims concerning any liability of Seller or any of its Controlled Affiliates (including the Acquired Entity) with respect to any such Laws. Without limiting the foregoing, neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) has submitted any disclosures, received any notice that it is subject to any civil or criminal investigation, audit or any other inquiry or been assessed any fine or penalty with respect to the Business involving or otherwise relating to any alleged or actual violation of applicable customs and import Laws.

Section 4.26 SEC Filings.

(a) Seller has timely filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed or furnished by it since January 1, 2021 (collectively, such filed or furnished documents, together with any exhibits and schedules thereto and other information incorporated therein, the “Recent Seller SEC Documents”). To Seller’s Knowledge, none of the Recent Seller SEC Documents is the subject of ongoing SEC review or ongoing SEC investigation.

(b) As of their respective effective dates (in the case of the Recent Seller SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the portions that are amended (in the case of all other Recent Seller SEC Documents), the Recent Seller SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act applicable to such Recent Seller SEC Documents, and none of the Recent Seller SEC Documents as of such respective dates (or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the disclosures that are amended, or, with respect to any proxy statement filed pursuant to the Exchange Act, on the date of the applicable meeting) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Seller maintains, and at all times since January 1, 2021 has maintained, disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act with respect to Seller and each of its Subsidiaries. Such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by Seller is recorded and reported on a timely basis to the individuals responsible for the preparation of the Recent Seller

SEC Documents. Seller maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act). Such internal control over financial reporting is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

(d) Since January 1, 2022, neither Seller, the Seller Board, the audit committee of Seller, nor, to Seller’s Knowledge, any director, officer, employee or Seller’s independent registered public accounting firm, has identified or, been made aware of or received any written notification of (i) any “significant deficiencies” or “material weaknesses” (as defined by the Public Seller Accounting Oversight Board) in the design or operation of Seller’s or its Subsidiaries internal controls over financial reporting which would reasonably be expected to adversely affect in any material respect Seller’s or its Subsidiaries’ ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated, or (ii) Fraud that involved management or other employees of Seller who have a role in the preparation of financial statements or the internal controls over financial reporting of Seller or any of its Subsidiaries, and Seller’s chief executive officer and its chief financial officer have disclosed, based on their evaluation of internal control over financial reporting to Seller’s auditors and the audit committee of the Seller Board any instances of “significant deficiencies,” “material weaknesses” or fraud referred to in clauses (i) and (ii) above.

Section 4.27 Proxy Statement; Other Information. None of the information regarding Seller, any of its Controlled Affiliates (including the Acquired Entity) or the transactions contemplated by this Agreement to be provided by Seller or any of its Controlled Affiliates (including the Acquired Entity) specifically for inclusion in, or incorporation by reference into, the Proxy Statement or the Ancillary Agreements that are filed with the SEC and/or distributed to the stockholders of Seller (the “Distribution Documents”) will, in the case of the Proxy Statement and the Distribution Documents or any amendment or supplement thereto, at the time of the first mailing of the Proxy Statement and the Distribution Documents and of any amendment or supplement thereto, on the date of the Stockholder’s Meeting, contain an untrue or false statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not false or misleading; provided that such representations and warranties do not apply to statements or omissions included or incorporated by reference therein based upon information supplied to Seller by Buyer or any of its Representatives specifically for use or incorporation by reference therein. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act.

Section 4.28 Insurance. Section 4.28 of the Disclosure Schedule sets forth a true, correct and complete list of all policies or contracts providing insurance coverage applicable to the liabilities and obligations described in Section 2.4(d) (the “Assumed Liabilities Insurance Policies”) or the Acquired Entity (the “Acquired Entity Insurance Policies” and, together with the Assumed Liabilities Insurance Policies, the “Insurance Policies”) setting forth, in respect of each such policy, the policy name, carrier, term, type and amount of coverage. All premiums due and payable under such policies have been paid, and there are no material defaults under any such policy by Seller or any of its Controlled Affiliates or, to the Seller’s Knowledge, the applicable insurer. Seller has not received any notice of cancellation relating to any Insurance Policies, and there are no material claims pending under any such Insurance Policies for which coverage has been denied by the applicable insurance carrier (other than pursuant to a customary reservation of rights notice). None of Seller or any of its Controlled Affiliates (including the Acquired Entity) has not received notice of any retroactive material upward adjustment in premiums under any of the Insurance Policies. The Assumed Liabilities Insurance Policies are sufficient for compliance with all applicable Laws and Contracts to which Seller or its Controlled Affiliates is a party (or is bound) with respect to matters contemplated by Section 2.4(d).

Section 4.29 Products Liability. Each Target Product designed, licensed, distributed, delivered, manufactured, marketed, sold or otherwise provided by or on behalf of Seller or its Controlled Affiliates (including the Acquired Entity) has been in conformity in all material respects with all applicable product specifications, applicable express and implied warranties, contractual commitments, and applicable Law. Seller has not received written notice of any allegation that a Target Product is (a) materially defective or (b) not in conformity in all material respects with an applicable product specification, applicable express and implied warranties, or applicable Law. There are no current, alleged or expected warranty obligations with respect to the Target Products that are likely to be material to the Business. There are no pending or threatened product liability, recall, warranty or other similar claims by any third party (whether based in contract or tort and whether relating to personal injury, including death, property damage or economic loss) arising from the manufacture, sale or use of the Target Product.

Section 4.30 No Other Representations. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO ANY PARTY OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE IV (INCLUDING IN THE DISCLOSURE SCHEDULE), ANY CERTIFICATES REQUIRED TO BE DELIVERED IN CONNECTION WITH THE CLOSING OR THE ANCILLARY AGREEMENTS, NONE OF SELLER OR ANY OTHER PERSON MAKES, AND SELLER EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING AS TO THE MATERIALS RELATING TO THE BUSINESS OR PURCHASED ASSETS THAT HAVE BEEN MADE AVAILABLE TO BUYER OR ANY OF BUYER’S REPRESENTATIVES OR IN ANY PRESENTATION OF THE BUSINESS BY THE MANAGEMENT OF SELLER OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY AGREEMENTS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY BUYER IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE IV (INCLUDING IN THE DISCLOSURE SCHEDULE), ANY CERTIFICATES REQUIRED TO BE DELIVERED IN CONNECTION WITH THE CLOSING OR THE ANCILLARY AGREEMENTS, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL

INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY SELLER ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF SELLER OR ANY OTHER PERSON, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY BUYER OR AFFILIATE OF BUYER IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 4.30 SHALL RESTRICT OR PROHIBIT ANY CLAIM ARISING OUT OF FRAUD (AS DEFINED HEREIN) AS SET FORTH HEREIN.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller as follows:

Section 5.1 Organization and Authority of Buyer. Buyer has been duly incorporated or formed, is validly existing and is in good standing under the laws of its jurisdiction of incorporation or formation, with the requisite corporate or other entity power and authority to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as now being conducted. Buyer has the full corporate or other entity power and authority to enter into this Agreement and the Ancillary Agreements to which Buyer is a party and to perform its obligations hereunder and thereunder. This Agreement and each of the Ancillary Agreements to which Buyer is a party has been duly authorized, executed and delivered by Buyer and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitutes a legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, subject to the Bankruptcy Exceptions, and no other actions or proceedings on the part of Buyer are necessary to authorize this Agreement, the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby.

Section 5.2 No Conflict. Neither the execution and delivery of this Agreement and each Ancillary Agreement to which Buyer is a party, nor compliance by Buyer with the terms and provisions of this Agreement and each such Ancillary Agreement will (a) violate any provision of the certificate of incorporation or bylaws or other similar organizational document of Buyer, (b) violate any Law or any injunction, order or decree of any Governmental Authority to which Buyer is subject, or give any Governmental Authority or other Person the right to challenge any of the transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under any Law, injunction, order or decree of any Governmental Authority, or (c) result in any material breach of, or constitute a material default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any material contract, or result in the creation of any Encumbrance on any assets of Buyer, in each case that would have a material adverse effect on Buyer’s ability to consummate the transactions contemplated by this Agreement or any Ancillary Agreement.

Section 5.3 Consents. Assuming the accuracy of the representations contained in Section 4.4 hereof and except for such filings as may be required under the HSR Act, NSI Act, no consent, approval, order or authorization of, or registration, declaration or filing with, any third party or Governmental Authority, is required by or with respect to Buyer in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby, except for any required filings under the Exchange Act.

Section 5.4 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of Buyer, threatened against or affecting Buyer at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would adversely affect Buyer’s performance under this Agreement, the Ancillary Agreements or the consummation of the transactions contemplated hereby or thereby.

Section 5.5 Financing. Buyer has delivered to Seller a true, correct and complete copy of the executed Debt Commitment Letter, pursuant to which, and subject to the terms and conditions set forth therein, the Debt Financing Sources party thereto have committed to provide the amounts set forth therein to Buyer for the purpose of funding the transactions contemplated by this Agreement (the “Debt Financing”). Buyer has delivered to Seller a true, correct and complete copy of the executed Equity Commitment Letter (together with the Debt Commitment Letter, the “Financing Commitments”), pursuant to which the private equity funds managed by Seven2 SAS identified therein (the “Equity Financing Sources” and together with the Debt Financing Sources, the “Financing Sources”) has committed to funding the Equity Financing (together with the Debt Financing, the “Financing”). As of the date of this Agreement, the Financing Commitments, as delivered, are in full force and effect and has not been withdrawn, rescinded or terminated, or otherwise amended or modified in any respect and, except as set forth therein, including with respect to the appointment of additional and/or replacement arrangers, lenders and/or similar titles, no such withdrawal, termination, amendment or modification is contemplated as of the date of this Agreement. As of the date hereof, the Financing Commitments represent legal, valid, binding and enforceable obligations of Buyer or its applicable Affiliate party thereto and, to the knowledge of Buyer, each other party thereto, subject only to the satisfaction or waiver of the conditions therein in accordance with the terms thereof, except as may be limited by Laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether considered in a proceeding at law or in equity). As of the date of this Agreement, (i) no event has occurred that, with or without notice, lapse of time or both, would or reasonably be expected to constitute a default or breach on the part of Buyer or, to the knowledge of Buyer, any other parties thereto, under any term or condition of the Financing Commitments that would reasonably be expected to (A) result in any condition precedent to the funding or investment, as applicable, of the Financing not being satisfied on the Closing Date and/or (B) prevent or otherwise materially delay the availability of the amount of the Financing required to pay the Required Amount at Closing (clauses (A) and (B) each, a “Financing Adverse Impact”) and (ii) Buyer has no reason to believe that it will be unable to satisfy, on a timely basis, any condition to the funding of the Financing Commitments, or that any portion of the Financing Commitments will be unavailable on the Closing Date (assuming satisfaction of the conditions set forth in Sections 7.1 and 7.2). Buyer has fully paid any and all commitment fees or other fees required by the Financing Commitments to be paid on or before the date of this Agreement. The aggregate proceeds from the Debt Financing (including any Alternative Financing and both before and after giving effect to any “market flex” applicable thereto), assuming such proceeds are funded in accordance with the terms of the Financing Commitments and assuming satisfaction of the conditions set forth in Sections 7.1 and

7.2, are in an amount sufficient to consummate the transactions under this Agreement and the Financing Commitments on the Closing Date and pay all fees, discounts, costs and expenses of Buyer in connection therewith (such amount, the “Required Amount”). Except as set forth in the Debt Commitment Letter, there are no conditions precedent to the obligations of the Debt Financing Sources party to the Debt Commitment Letter to fund the full amount of the Debt Financing on the Closing Date and there are no other written agreements, side letters or arrangements to which Buyer or any of its Affiliates is party relating to the Debt Financing that contain any conditions precedent to the funding of the Debt Financing on the Closing Date or permit the imposition of new or additional conditions precedent or the expansion of any existing conditions precedent to the funding of the Debt Financing on the Closing Date. Except as set forth in the Equity Commitment Letter, there are no conditions precedent to the obligations of the Equity Financing Sources party to the Equity Commitment Letter to fund the full amount of the Equity Financing on the Closing Date and there are no other written agreements, side letters or arrangements to which Buyer or any of its Affiliates is party relating to the Equity Financing that contain any conditions precedent to the funding of the Equity Financing on the Closing Date or permit the imposition of new or additional conditions precedent or the expansion of any existing conditions precedent to the funding of the Equity Financing on the Closing Date. Buyer has not incurred any obligation, commitment, restriction or Liability of any kind, in each case, which could reasonably be expected to impair or adversely affect the amount or availability of the Financing on the Closing Date. Except as previously disclosed by Buyer to Seller in writing prior to the date hereof, no material amendment, consent or waiver is required under the terms of Buyer’s or its Affiliates existing Indebtedness documents in order for Buyer to consummate the transactions contemplated hereby that has not been obtained as of the date hereof (and any such amendment, consent or waiver, if required, is not a condition to closing the transactions contemplated hereby), and neither the Financing nor any other aspect of this Agreement or the transactions contemplated hereby materially conflicts with the terms of such Indebtedness. Notwithstanding anything contained in this Agreement to the contrary, Buyer affirms and agrees that it is not a condition to the Closing or to any of its other obligations under this Agreement that the Buyer obtain financing for, or related to, any of the transactions contemplated hereby.

Section 5.6 Independent Investigation. Buyer has conducted an independent investigation of the Business and Seller’s business operations, assets, liabilities, results of operations and financial condition in making its determination as to the propriety of the transactions contemplated by this Agreement and in entering into this Agreement, and has relied solely on the results of said investigation and on the representations and warranties of Seller expressly contained in ARTICLE IV of this Agreement (including the Disclosure Schedule), any certificates required to be delivered in connection with the Closing and the representations and warranties of Seller and its Controlled Affiliates (including the Acquired Entity) explicitly set forth in the Ancillary Agreements. Notwithstanding the foregoing, nothing in this Section 5.6 shall restrict or impair any claim arising out of Fraud as set forth herein.

Section 5.7 Brokers and Finders. Except for Raymond James & Associates, Inc., Buyer has not employed or engaged any broker, finder or investment banker or incurred any Liability for any brokerage, finder’s or other similar fee or commission in connection with the transactions contemplated by this Agreement and the Ancillary Agreements.

Section 5.8 Proxy Statement; Other Information. None of the information regarding Buyer, any of its Controlled Affiliates or the transactions contemplated by this Agreement to be provided by Buyer or any of its Controlled Affiliates specifically for inclusion in, or incorporation by reference into, the Proxy Statement or the Distribution Documents will, in the case of the Proxy Statement and the Distribution Documents or any amendment or supplement thereto, at the time of the first mailing of the Proxy Statement and the Distribution Documents and of any amendment or supplement thereto, on the date of the Stockholder’s Meeting, contain an untrue or false statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not false or misleading.

Section 5.9 No Other Representations. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO ANY PARTY OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE V, ANY CERTIFICATES REQUIRED TO BE DELIVERED IN CONNECTION WITH THE CLOSING OR THE ANCILLARY AGREEMENTS, NONE OF BUYER OR ANY OTHER PERSON MAKES, AND BUYER EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS THAT HAVE BEEN MADE AVAILABLE TO SELLER OR ANY OF SELLER’S REPRESENTATIVES OR IN ANY PRESENTATION OF THE BUSINESS BY THE MANAGEMENT OF BUYER OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY AGREEMENTS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY SELLER IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE V, ANY CERTIFICATES REQUIRED TO BE DELIVERED IN CONNECTION WITH THE CLOSING OR THE ANCILLARY AGREEMENTS, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY BUYER ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF BUYER OR ANY OTHER PERSON, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY SELLER OR AFFILIATE OF SELLER IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

ARTICLE VI

CERTAIN COVENANTS OF SELLER AND BUYER

Section 6.1 Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as (I) otherwise provided in this Agreement, (II) set forth on Section 6.1(a) of the Disclosure Schedule, or consented to in writing by Buyer it being understood and agreed that, for purposes of this sentence, if Buyer does not respond to any request for consent within four (4) Business Days after Seller delivers such request, Buyer will be deemed to have provided its prior written consent to the taking of such action upon and under the circumstances described in such request and only as to the specific instances subject to such request), Seller shall (and shall cause its Controlled Affiliates to) (a) conduct the Business in the ordinary course of business; and (b) use commercially reasonable efforts to maintain and preserve intact its current Business organization, operations and franchise and to preserve the rights, franchises, goodwill and relationships with Seller Service Providers, customers, lenders, suppliers, regulators and others having relationships with the Business; provided, that Seller shall be permitted to take actions that are Operationally Consistent without a need for any consent from Buyer pursuant to this first sentence of Section 6.1. From the date hereof until the Closing Date, except as (x) otherwise provided in this Agreement (excluding any matters set forth in the proviso in this first sentence of this Section 6.1, (y) set forth on Section 6.1(a) of the Disclosure Schedule, (z) consented to in writing by Buyer and it being understood and agreed that, for purposes of this sentence, if Buyer does not respond to any request for consent within four (4) Business Days (or two (2) Business Days in the case of the matters set forth in item 15(v)(A) and (B) in Section 6.1(b) of the Disclosure Schedule) after Seller delivers such request, Buyer will be deemed to have provided its prior written consent to the taking of such action upon and under the circumstances described in such request and only as to the specific instances subject to such request), Seller shall not take any action (or permit its Controlled Affiliates to take any action) that would cause any of the changes, events or conditions described in Section 6.1(b) of the Disclosure Schedule to occur.

Section 6.2 No Solicitation by Seller.

(a) Except as expressly permitted by this Section 6.2, Seller will, and will cause each of its Controlled Affiliates (including the Acquired Entity) and direct and use reasonable best efforts to cause each of its Representatives, to: (i) immediately cease any direct or indirect solicitation, discussions or negotiations with any Persons that may be ongoing with respect to a Seller Takeover Proposal and request in writing that each such Person promptly return or destroy all confidential information furnished to such Person by or on behalf of Seller in connection with any such Seller Takeover Proposal and (ii) not, directly or indirectly through another Person, (A) solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information) any inquiries, discussions or requests regarding, or the making of any proposal, inquiry or offer that constitutes, or could reasonably be expected to lead to, a Seller Takeover Proposal (an “Inquiry”) (it being understood and agreed that ministerial acts that are not otherwise prohibited by this Section 6.2 (such as answering unsolicited phone calls to notify the applicable caller of the existence of the restrictions in this Section 6.2) will not be deemed to “facilitate” for purposes of, or otherwise constitute a violation of, this Section 6.2), (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any non-public information or provide access to its properties, books or records in connection with, or that could reasonably be expected to lead to (or otherwise advance), a Seller Takeover Proposal or an Inquiry, except to notify such Person of the existence of the restrictions in this Section 6.2, (C) approve, adopt, recommend, endorse, declare advisable, agree to or enter into, or propose to approve, adopt, recommend, endorse, declare advisable, agree to or enter into, any letter of intent, joint venture agreement, partnership agreement, term sheet, agreement in principle, stock or asset purchase agreement, merger agreement, confidentiality agreement or other similar Contract with respect to a Seller Takeover Proposal or an Inquiry, or (D) grant any waiver, amendment, termination, modification or release under any standstill or confidentiality agreement, and Seller will enforce all such provisions contained therein.

(b) Notwithstanding anything to the contrary contained in Section 6.2(a) or any other provision of this Agreement, if at any time prior to obtaining the Stockholder Approval, Seller or any of its Representatives receives an unsolicited and bona fide written Seller Takeover Proposal from any Person or group of Persons, which Seller Takeover Proposal did not result from a breach of this Section 6.2 (other than a de minimis breach), Seller and its Representatives may, to the extent that the Seller Board or any duly authorized committee thereof determines, after consultation with its financial advisors of nationally recognized reputation and outside legal counsel, that the failure to take such action, in light of Seller Takeover Proposal and the terms of this Agreement, would reasonably be expected to result in a breach of the Seller Board’s fiduciary duties under applicable Law and that such Seller Takeover Proposal constitutes or would reasonably be expected to lead to a Seller Superior Proposal, (i) furnish, following execution of an Acceptable Confidentiality Agreement with such Person, information (including non-public information) with respect to Seller and its Controlled Affiliates (including the Acquired Entity) to the Person or group of Persons who has made such Seller Takeover Proposal (provided, that (A) Seller will, promptly following such disclosure, provide to Buyer a copy of such Acceptable Confidentiality Agreement and any non-public information concerning Seller or any of its Controlled Affiliates (including the Acquired Entity) that is made available to such Person to the extent not previously provided to Buyer or its Representatives, and (B) competitively sensitive information or data provided to any such Person who is a competitor, supplier or customer of Seller or any of its Controlled Affiliates (including the Acquired Entity) will be provided in a separate “clean data room” and subject to customary “clean team” arrangements regarding access to such information or data, as reasonably determined by Seller upon the advice of outside legal counsel) and (ii) engage in or otherwise participate in discussions or negotiations with the Person or group of Persons making such Seller Takeover Proposal.

(c) Seller will promptly inform Buyer orally (within twenty-four (24) hours) and in writing (within forty-eight (48) hours) of any Inquiry, proposals or offers with respect to any Seller Takeover Proposal (indicating the identity of the Persons or Persons involved and material terms of any such Seller Takeover Proposal) is received by Seller, any of its Controlled Affiliates (including the Acquired Entity) or any of its or their Representatives. In the event that any Person modifies its Seller Takeover Proposal in any material respect, Seller will notify Buyer in within twenty-four (24) hours of such material modification (indicating the identity of the Persons or Persons involved and the material terms thereof). Seller agrees that it and its Controlled Affiliates (including the Acquired Entity) will not enter into any confidentiality agreement with any Person subsequent to the date hereof other than an Acceptable Confidentiality Agreement. Without limiting the foregoing, Seller shall promptly notify Buyer orally (within twenty-four (24) hours) and in writing (within forty-eight (48) hours) (i) if Seller determines to begin providing nonpublic information or to engage in negotiations or discussions concerning an Seller Takeover

Proposal or an Inquiry in accordance with Section 6.2(b) and (ii) thereafter of any change to the financial and other material terms and conditions of any Seller Takeover Proposal and otherwise keep Buyer reasonably informed of the status and terms of any such Inquiry, Seller Takeover Proposal, discussions or negotiations on a reasonably current basis, including by providing a copy of all proposals, offers or drafts of proposed agreements. Neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) shall, after the date of this Agreement, enter into any confidentiality or similar agreement that would prohibit it from providing such information to Buyer.

(d) Except as expressly permitted by this Section 6.2(d) or Section 6.2(e), the Seller Board and any committee thereof will not (i) (A) fail to include the Seller Board Recommendation in the Proxy Statement, (B) change, qualify, withhold, withdraw or modify, or publicly propose to, endorse, declare advisable, or change, qualify, withhold, withdraw or modify, the Seller Board Recommendation, (C) take any action by board resolution or make any recommendation, endorsement or public statement in connection with a tender offer or exchange offer other than a recommendation against such offer or a customary “stop, look and listen” communication, which is not in violation of the provisions of this Section 6.2 (it being understood that the Seller Board may refrain from taking a position with respect to a Seller Takeover Proposal until the close of business as of the tenth (10th) Business Day after the commencement of a tender offer in connection with such Seller Takeover Proposal pursuant to Rule 14d-9(f) under the Exchange Act without such action being considered a modification of the Seller Board Recommendation adverse to Buyer); provided, that, if the Seller Board fails to take a position or takes a position after the close of business on such tenth (10th) Business Day that is not a recommendation against such offer, then such position will be considered a modification of the Seller Board Recommendation adverse to Buyer), or (D) adopt, approve or recommend, or publicly propose to approve or recommend to stockholders of Seller a Seller Takeover Proposal (the actions described in this clause (i) being referred to as a “Seller Adverse Recommendation Change”), or (ii) authorize, cause or permit Seller or any of its Controlled Affiliates (including the Acquired Entity) to enter into any letter of intent, joint venture agreement, partnership agreement, term sheet, agreement in principle, stock or asset purchase agreement, merger agreement, confidentiality agreement or other similar Contract with respect to any Seller Takeover Proposal or Inquiry (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 6.2(b)) (each, a “Seller Acquisition Agreement”). Notwithstanding anything to the contrary set forth in this Agreement, prior to the time Stockholder Approval is obtained, Seller may (i) make a Seller Adverse Recommendation Change in response to a Seller Takeover Proposal or (ii) terminate this Agreement and enter into a Seller Acquisition Agreement pursuant to Section 9.1(c)(ii) if prior to taking any such action the Seller Board or any duly authorized committee thereof has determined, after consultation with its financial advisors of nationally recognized reputation and outside legal counsel, that (1) failure to take such action would reasonably be expected to result in a breach of the Seller Board’s fiduciary duties under applicable Law, and (2) such Seller Takeover Proposal constitutes a Seller Superior Proposal; provided, however, that (1) Seller has given Buyer at least four (4) Business Days’ prior written notice of its intention to take such action, (2) unless Buyer indicates in writing to Seller that it does not wish to negotiate, Seller has negotiated, and has caused its Representatives to negotiate, in good faith with Buyer during such notice period to enable Buyer to propose in writing an offer binding on Buyer to effect revisions to this Agreement such that it would cause such Seller Superior Proposal to no longer constitute a Seller Superior Proposal, (3) following the end of such notice period, the Seller Board or any duly authorized committee thereof will have considered in good faith any such binding offer, and will have determined, after consultation with its financial advisors of nationally recognized reputation and outside legal counsel, that Seller Superior Proposal continues to constitute a Seller Superior Proposal if the revisions proposed in such binding offer were to be given effect, and (4) in the event of any material change to the terms of such Seller Superior Proposal, Seller will, in each case, again comply with this Section 6.2(d) and will have delivered to Buyer an additional notice consistent with that described in clause (1) above and the notice period will have recommenced (except that the notice period will be at least two (2) Business Days rather than the four (4) Business Days otherwise contemplated by clause (1) above).

(e) Prior to the time the Stockholder Approval is obtained, the Seller Board also may effect a Seller Adverse Recommendation Change if and only if: (i) the Seller Board or any duly authorized committee thereof has determined, after consultation with its financial advisors of nationally recognized reputation and outside legal counsel, that failure to take such action would reasonably be expected to result in a breach of the Seller Board’s fiduciary duties under applicable Law; (ii) such action is not in response to the receipt, existence of or terms of a Seller Takeover Proposal or a Seller Superior Proposal or any inquiry related thereto or the consequences thereof (which is governed by Section 6.2(c)); (iii) such action is in response to a material development, fact, change, event, effect, occurrence or circumstance that is not known or reasonably foreseeable, or, if known or reasonably foreseeable, the consequences of which are not known or reasonably foreseeable, to the Seller Board as of the date hereof and becomes known to the Seller Board prior to the time of Stockholder Approval (excluding any Inquiry, Seller Takeover Proposal or Seller Superior Proposal, the “Intervening Event”); and (iv) prior to taking such action, (A) Seller Board has given Buyer at least four (4) days’ prior written notice of its intention to take such action absent any revision to the terms and conditions of this Agreement, which notice will describe the Intervening Event and the basis for such intended Seller Adverse Recommendation Change in reasonable detail, (B) unless Buyer indicates in writing to Seller that it does not wish to negotiate, Seller has negotiated, and has caused its Representatives to negotiate, in good faith with Buyer during such notice period after giving any such notice to enable Buyer to propose in writing an offer binding on Buyer to effect revisions to the terms of this Agreement, and (C) at the end of such notice period, Seller Board or any duly authorized committee thereof will have considered in good faith any such binding offer, and will have determined, based on the information then available and after consultation with its financial advisors of nationally recognized reputation and outside legal counsel, that failure to make such Seller Adverse Recommendation Change due to the Intervening Event would reasonably be expected to result in a breach of the Seller Board’s fiduciary duties under applicable Law.

(f) Nothing contained in this Section 6.2 or in Section 6.11 will prohibit Seller or the Seller Board from (i) taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act or from making any other disclosure to Seller’s stockholders if, in Seller Board’s determination in good faith after consultation with outside counsel, such disclosure is required under applicable Law, or (ii) issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act; provided, that, (x) any disclosures made as permitted in clause (i) of this Section 6.2(f) shall be deemed to be a Seller Adverse Recommendation Change unless the Seller Board expressly publicly reaffirms Seller Board Recommendation in connection with such disclosure.

(g) Seller will promptly request each Person that has executed a confidentiality agreement prior to the date of this Agreement in connection with such Person’s consideration of an acquisition of Seller return or destroy all confidential information furnished to such Person prior to the date of this Agreement by or on behalf of Seller or any of its Representatives and Seller will immediately terminate all physical and electronic data room access for any such Person and any of its Representatives to diligence or other information regarding Seller. If any such Person requests a waiver of the standstill provision of any such agreement, Seller will only waive such standstill provisions if and to the extent that the Seller Board has determined, after consultation with its financial advisors of nationally recognized reputation and outside legal counsel, that the failure to do so would reasonably be expected to result in a breach of the Seller Board’s fiduciary duties under applicable Law.

Section 6.3 Preparation of Proxy Statement.

(a) As soon as reasonably practicable after the date of this Agreement and subject to the remaining provisions of this Section 6.3, and in any event, within fifteen (15) Business Days after the date of this Agreement, Seller will prepare, after reasonable consultation with Buyer, and cause to be filed with the SEC a proxy statement in preliminary form relating to the Stockholders’ Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”). Subject to Section 6.2, the Proxy Statement will contain Seller Board Recommendation. Buyer will furnish all information concerning Buyer and their respective Affiliates as Seller or its Representatives may reasonably request in connection with the preparation of the Proxy Statement. Buyer and Seller will each use commercially reasonable efforts to have the SEC confirm that it has no further comments on the Proxy Statement as promptly as reasonably practicable after such filing. Seller will use reasonable best efforts to cause the Proxy Statement to be mailed to the stockholders of Seller as promptly as reasonably practicable after the date on which the SEC confirms that it does not plan to review or it has no further comments on the Proxy Statement. Seller shall cooperate with and keep Buyer informed on a reasonably current basis regarding its solicitation efforts and voting results following dissemination of the definitive Proxy Statement. For the avoidance of doubt, Seller will not file the Proxy Statement or any other required filing in connection with the transactions contemplated under this Agreement without providing Buyer and its counsel a reasonable opportunity to review and comment on such document.

(b) Seller will, as promptly as reasonably practicable, notify Buyer of (i) the receipt of any comments from the SEC and all other written correspondence and oral communications with the SEC relating to the Proxy Statement or the transactions contemplated by this Agreement and (ii) any request by the SEC for any amendment or supplement to the Proxy Statement or for additional information with respect thereto, and, in each case, shall provide Buyer with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or any other related filing or the transactions contemplated hereunder.

(c) Except with respect to any disclosure or communication that relates to a Seller Takeover Proposal or a Seller Adverse Recommendation Change, Seller will provide Buyer a reasonable opportunity to review and comment on the Proxy Statement or any response to comments received from the SEC in respect thereof (including the proposed final version of such document or response) and will consider in good faith any comments thereon made by Buyer or its counsel; provided, that any statement regarding Buyer or any of its Affiliates contained in such documents or responses shall require the prior written consent of Buyer.

(d) Seller agrees, as to itself and its Controlled Affiliates (including the Acquired Entity), that none of the information included by it or any of its Controlled Affiliates (including the Acquired Entity) for inclusion or incorporation by reference in the Proxy Statement will contain any untrue statement of a material fact or omit to state any material fact. If, at any time prior to the receipt of Stockholder Approval, any information relating to Seller or Buyer, or any of their respective Affiliates, should be discovered by Seller or Buyer which, in the reasonable judgment of Seller or Buyer, as the case may be, should be set forth in an amendment of, or a supplement to, the Proxy Statement, so that any of such documents would not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties hereto, and Seller and Buyer shall cooperate in the prompt filing with the SEC of any necessary amendment of, or supplement to, the Proxy Statement and, to the extent required by applicable Law, in disseminating the information contained in such amendment or supplement to the stockholders of Seller. Nothing in this Section 6.3(d) shall limit the rights or obligations of any party under any other paragraph of this Section 6.3.

(e) All documents that Seller is responsible for filing with the SEC in connection with the transactions contemplated hereunder will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act.

Section 6.4 Stockholders’ Meeting.

(a) Subject to Section 6.2, following the time the SEC indicates it will not review or have any further comments with respect to the Proxy Statement (or if no communication is received from the SEC indicating it intends to review, as soon as permitted by applicable Law), Seller will take all actions necessary in accordance with applicable Law, Seller’s organizational documents and the rules of Nasdaq to duly call, give notice of, convene and hold the Stockholders’ Meeting as promptly as practicable following the twentieth (20th) Business Day following mailing of the Proxy Statement to Seller stockholders, but in no event later than the thirtieth (30) Business Day following such mailing of the Proxy Statement. Seller shall provide Buyer with notice of the Stockholder’s Meeting as promptly as practicable. Notwithstanding anything to the contrary contained in this Agreement, Seller may, in consultation with Buyer, and shall, at the written request of Buyer, adjourn or postpone the Stockholders’ Meeting (i) to the extent required by applicable Law or if, after consultation with Buyer, Seller determines such adjournment or postponement necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the stockholders of Seller within a reasonable amount of time in advance of the Stockholders’ Meeting if such disclosure is determined by Seller in good faith after consultation with outside counsel to be required to be provided to the stockholders of Seller, (ii) if as of the time for which the Stockholders’ Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Seller common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Stockholders’ Meeting, or (iii) to solicit additional proxies if necessary to obtain Stockholder Approval; provided, however, that, unless otherwise agreed to by each of Buyer and Seller, (x) with respect to each of the foregoing clauses (ii) and (iii), the Stockholders’ Meeting will not be adjourned or postponed in connection with any one adjournment or postponement to a date that is more than thirty (30) days in the aggregate without Buyer’s prior written consent and in no event shall any adjournment or postponement be to a date that is fewer than thirteen (13) Business Days prior to the Outside Date). Subject to the express provisions of Section 6.2 regarding a Seller Adverse Recommendation Change, Seller shall (i) recommend that Seller’s stockholders adopt this Agreement at Stockholders’ Meeting and (ii) use its commercially reasonable efforts to obtain Stockholder Approval, including soliciting proxies therefor.

(b) Seller shall keep Buyer informed with respect to proxy solicitation results and shall provide such information and reasonable cooperation as Buyer may reasonably request in connection therewith. Notwithstanding anything to the contrary in this Agreement, unless this Agreement is terminated in accordance with its terms, Seller shall remain obligated to provide the information and cooperation described in the immediately preceding sentence and duly call, give notice of, convene and hold the Stockholders Meeting and mail the Proxy Statement (and any amendment or supplement thereto that maybe required by applicable Law) to Seller’s stockholders in accordance with Section 6.3 and this Section 6.4, notwithstanding any Seller Adverse Recommendation Change.

(c) Nothing in this Section 6.4 will be deemed to prevent Seller or the Seller Board or any duly authorized committee thereof from taking any action permitted by Section 6.2.

Section 6.5 Access to Information. From the date hereof until the Closing, Seller shall, and shall cause its Controlled Affiliates (including the Acquired Entity) to, (a) afford Buyer and its Representatives and its Debt Financing Sources reasonable access to and the right to inspect all of the real property, properties, assets, premises, books and records, Assigned Contracts and other documents and data related to the Business, Acquired Entity, Purchased Assets and Assumed Liabilities; (b) furnish Buyer and its Representatives with such financial, operating and other data and information related to the Business, Acquired Entity, Purchased Assets or Assumed Liabilities as Buyer or any of its Representatives and its Debt Financing Sources may reasonably request; and (c) instruct the Representatives of Seller and its Controlled Affiliates (including the Acquired Entity) to cooperate with Buyer in its investigation of the Business, Acquired Entity, Purchased Assets and Assumed Liabilities; provided, however, that any such investigation shall be conducted during normal business hours upon reasonable advance notice to Seller, under the supervision of Seller’s personnel and in such a manner as not to interfere with the conduct of the Business or any other businesses of Seller. Notwithstanding anything to the contrary in this Agreement, Seller shall not be required to disclose any information to Buyer if such disclosure would, in Seller’s sole discretion: (x) jeopardize any attorney-client or other privilege; (y) contravene any applicable Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement; or (z) reveal bids received from third parties in connection with transactions similar to those contemplated by this Agreement and any information and analysis (including financial analysis) relating to such bids; provided, that (i) Seller agrees to, or shall cause its Controlled Affiliates (including the Acquired Entity) to, provide notice to Buyer if any information is being withheld on such basis and (ii) Seller or its Controlled Affiliates (including the Acquired Entity) shall use commercially reasonable efforts to provide any such information in a manner that would not result in the disclosure of privileged information or information that would result in competitive harm or violation of Law or contractual obligations and shall, to the extent legally permissible and reasonably practicable, make appropriate substitute arrangements under the circumstances described in foregoing clauses (x) through (y). Prior to the Closing, without the prior written consent of Seller, which may be withheld for any reason, Buyer shall not contact any suppliers to, or customers of, the Business (other than in the ordinary course of business and unrelated to the transactions contemplated by this Agreement). Buyer shall, and shall cause its Representatives to, abide by the terms of the Confidentiality Agreement with respect to any access or information provided pursuant to this Section 6.5. Notwithstanding anything to the contrary contained herein, Buyer shall be permitted to disclose Evaluation Material (as defined in the Confidentiality Agreement) to Buyer’s prospective Debt Financing Sources, subject to and in accordance with the terms set forth in the Confidentiality Agreement. The parties hereto agree that, in connection with the transfer or other Processing of Personal Information, each party shall materially comply with its respective obligations under any applicable Privacy Laws.

Section 6.6 Books and Records.

(a) For a period of five (5) years after the Closing Date, Seller hereby agrees to, and shall cause its Controlled Affiliates (including the Acquired Entity) to, retain all financial records and other books and records, in each case to the extent specifically related to the Business, and to make the same available after the Closing Date for inspection and copying by Buyer or its agents, at Buyer’s expense and upon reasonable request.

(b) Following the Closing Date, Seller shall, and shall cause its Affiliates and Representatives to, keep confidential and not divulge to any third party any Business Confidential Information except for disclosures subject to comparable confidentiality restrictions for the purpose of or in support of Seller’s exercise of its retained rights under this Agreement and Ancillary Agreements; provided, however, that the foregoing restrictions shall not apply to disclosures made by Seller or any of its Affiliates (i) only to the extent necessary to comply with any Law (provided, Seller shall notify Buyer in writing in advance of such disclosure, if legally permissible and reasonably possible, so that Buyer or its Affiliates may seek a protective order or other appropriate remedy and Seller shall reasonably cooperate with Buyer or its Affiliates in connection therewith) or (ii) with respect to (A) litigation or potential litigation, (B) the making of, or defense against, a claim for indemnification, and (C) the performance under this Agreement and the Ancillary Agreements.

Section 6.7 Reasonable Efforts; Governmental Approvals and Consents.

(a) Prior to the Closing, (i) Seller shall use reasonable best efforts to cause the conditions set forth in Section 7.1 and Section 7.2 to be satisfied on a timely basis, and (ii) Buyer shall use reasonable best efforts to cause the conditions set forth in Section 7.1 and Section 7.3 to be satisfied on a timely basis.

(b) Each party hereto shall, as promptly as possible, use its reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from all Governmental Authorities that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement and the Ancillary Agreements. Each party shall cooperate fully with the other party and its Affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. The parties hereto shall not willfully take any action that will have the effect of materially delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals. If required by the HSR Act and if the appropriate filing pursuant to the HSR Act has not been filed prior to the date hereof, each party hereto agrees to make an appropriate filing pursuant to the HSR Act with respect to the transactions contemplated by this Agreement within ten (10) Business Days after the date hereof and to supply as promptly as practicable and advisable to the appropriate Governmental Authority any additional information and documentary material that may be requested pursuant to the HSR Act. If required by the NSI Act and if the appropriate filing pursuant to the NSI Act has not been filed prior to the date hereof, Buyer agrees to make an appropriate filing pursuant to the NSI Act with respect to the transactions contemplated by this Agreement within ten (10) Business Days after the date hereof and to supply as promptly as practicable and advisable to the appropriate Governmental Authority any additional information and documentary material that may be requested pursuant to the NSI Act.

(c) Without limiting the generality of Buyer’s undertakings pursuant to this Section 6.7, Buyer agrees to use its reasonable best efforts and to take any and all steps necessary to avoid or eliminate each and every impediment under any antitrust, competition or trade regulation Law that may be asserted by any Governmental Authority or any other party so as to enable the parties hereto to close the transactions contemplated by this Agreement as promptly as possible, including proposing, negotiating, committing to and effecting, by consent decree, hold separate orders, or otherwise, the sale, divestiture or disposition of any of its assets, properties or businesses or of the assets, properties or businesses to be acquired by it pursuant to this Agreement as are required to be divested in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceeding, which would otherwise have the effect of materially delaying or preventing the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, Buyer and its affiliates shall have no obligation to take any action or consent to any condition that would reasonably be expected to have a material adverse effect on the benefits Buyer expects to receive from the consummation of the transactions contemplated by this Agreement.

(d) All analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings (excluding any filings submitted pursuant to the HSR Act or NSI Act), arguments, and proposals made by or on behalf of either party before any Governmental Authority or the staff or regulators of any Governmental Authority, in connection with the transactions contemplated hereunder (but, for the avoidance of doubt, not including any interactions between Seller or Buyer with Governmental Authorities in the ordinary course of business, any disclosure which is not permitted by Law or any disclosure containing confidential information) shall be disclosed to the other party hereunder in advance of any filing, submission or attendance, it being the intent that the parties will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any such analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals. Each party shall give notice to the other party with respect to any meeting, discussion, appearance or contact with any Governmental Authority or the staff or regulators of any Governmental Authority, with such notice being sufficient to provide the other party with the opportunity to attend and participate in such meeting, discussion, appearance or contact.

(e) Seller shall use commercially reasonable efforts to give all notices to, and obtain all consents from, all third parties that are described in Section 4.3 and Section 4.4 of the Disclosure Schedule; provided, however, that Seller shall not be obligated to pay any consideration therefor to any third party from whom consent or approval is requested.

Section 6.8 Restrictive Covenants.

(a) Seller agrees that, beginning on the Closing Date and ending on the five (5) year anniversary of the Closing Date (the “Restrictive Period”), neither Seller nor any of its Controlled Affiliates shall, directly or indirectly, engage with, manage, operate, have any ownership interest in any Person that engages in, manages or operates a business that is competitive with the Business or competes for customers of the Business, in each case, with respect to geographies that the Business participated in as of Closing; provided, however, that it shall not be a violation of this Section 6.8(a) for Seller or any of its Controlled Affiliates (A) to own, directly or indirectly, solely as an investment, securities of any publicly traded Person if Seller or any of its Controlled Affiliates (1) is not a controlling Person or a member of a group that controls such Person and (2) does not, directly or indirectly, own more than five percent (5%) of any classes of securities of such Person, (B) to perform the activities contemplated by the Ancillary Agreements, (C) to (i) sell Excluded Products, including Internet of Things (IoT) and TAG products or services to any Person, or (ii) continue to engage in, manage or operate any other businesses of Seller as of the date hereof that are not the Business, or (D) owning the outstanding securities of the Person listed on Section 6.8(a) of the Disclosure Schedule (the “Excluded Entity”) that are held as of the date hereof; provided, that (i) such shares are held for investment purposes only and none of the Seller or any of its Controlled Affiliates exercise control, manage, operate or engage in the business of the Excluded Entity and (ii) such Excluded Entity does not directly compete with the Business or for customers of the Business (it being understood that for purposes of this Section 6.8(a), the Excluded Entity shall be deemed not to compete directly with the Business or for customers of the Business based on the conduct of its business as of the date hereof); provided, further, that in the event the Excluded Entity competes with the Business or for customers of the Business in a manner that would otherwise be in violation of this Section 6.8(a) following the date hereof, Seller and its Controlled Affiliates shall use reasonable best efforts to sell all outstanding securities of the Excluded Entity held by Seller or its Controlled Affiliates as promptly as practicable.

(b) During the Restrictive Period, Seller agrees that it shall not, and shall cause its Controlled Affiliates and its and their respective officers, directors, employees and agents (if acting on behalf of Seller or its Controlled Affiliates) not to, directly or indirectly, in any manner, hire, engage, recruit, employ, solicit or otherwise attempt to employ or engage or enter into any business relationship with any Business Employee or Acquired Entity Employee, or induce or attempt to induce any such employee to leave his or her employment with Buyer or Buyer’s Affiliates; provided, however, that the foregoing shall not prohibit Seller and its Controlled Affiliates or any of their respective officers, directors employees or agents from (i) engaging in general solicitations of employees not specifically targeted at the employees of Buyer, (ii) employing any Person pursuant to a general solicitation to the public through general advertising or similar methods of solicitation by search firms not specifically targeted toward Business Employees, or (iii) employing any former employee of Buyer who was terminated by Buyer at least six (6) months prior to being employed by Seller or its Controlled Affiliates or who voluntarily departed employment with Buyer at least one (1) year prior to being employed by Seller or its Controlled Affiliates.

(c) If any provision contained in this Section 6.8 shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section 6.8. It is in the intention of the Parties that if any of the restrictions or covenants contained in this Section 6.8 is held to cover a geographic area or to be for a length of time which is not permitted by Law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under Law, a court of competent jurisdiction shall construe and interpret or reform this Section 6.8 to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such Law.

Section 6.9 Tax Matters.

(a) Allocation of Straddle Period Taxes.

(i) Any property and ad valorem or similar Taxes on the Purchased Assets or Purchased Equity Interests for any Straddle Period shall be prorated based upon the actual number of days in such Straddle Period that occur on or before the Closing Date, on the one hand, and the number of days in such period that occur after the Closing Date, on the other hand. Seller shall be allocated all such Taxes that are attributable to any Taxable period, or such portion of any Straddle Period, ending on or prior to the Closing Date. Buyer shall be allocated all such Taxes that are attributable to any Taxable period, or such portion of any Straddle Period, beginning after the Closing Date. The proration of such Taxes shall be based upon the assessed valuation and Tax rate figures (assuming, if consistent with Seller’s past practice with respect to the Business, payment at the earliest time to allow for the maximum possible discount) for the Tax period in which the Closing occurs to the extent the same are available; provided, however, that in the event that actual figures (whether for the assessed value of such property or for the Tax rate) for the Tax period in which the Closing occurs are not available at the Closing Date, the proration shall be made using the estimated Taxes for the Tax period in which the Closing occurs. Within thirty (30) days after receipt of the current year’s final Tax or assessment bill for the Purchased Assets, Buyer or Seller shall deliver a copy to the other Party and Buyer shall refund to Seller any amount overpaid by Seller, or Seller shall pay to Buyer the amount of any deficiency in the proration.

(ii) Other than Taxes subject to Section 6.9(a)(i), Taxes allocable to the Pre-Closing Tax Period shall be computed as if such taxable period ended as of the close of business on the Closing Date (and for such purpose, the taxable period of any entity that is relevant to determining Tax liabilities for which any person will be responsible, shall be deemed to terminate at that time, with the effect that any Taxes that are attributable to economic activity occurring on or prior to the Closing Date will be considered attributable to and will be allocated to the Pre-Closing Tax Period); provided, that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the Pre-Closing Tax Period and the post-Closing period in proportion to the number of days in each period.

(b) Cooperation and Exchange of Information. Seller and Buyer shall provide each other with such cooperation and information as may be reasonably requested of the other in filing any Tax Return, determining a Liability for Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each of Seller and Buyer shall make themselves (and their respective employees during normal business hours) reasonably available on a mutually convenient basis to provide explanations of any documents or information provided hereunder. Seller shall provide Buyer a list of the customers of Seller and its Controlled Affiliates with respect to the Business who are resellers and end users for purposes of complying with the relevant sales and use taxes requirements in the relevant U.S. states.

(c) Certain Indian Tax. Seller shall take all actions and pay all Taxes payable by Seller or its Controlled Affiliates such that Buyer is not treated as a “representative assessee” with respect to Seller or the Acquired Entity under the Indian IT Act.

(d) Tax Treatment of Payments. Seller and Buyer shall treat any purchase price adjustments made pursuant to this Agreement as adjustments to the Purchase Price for income Tax purposes unless applicable Tax Law causes such payment not to be so treated.

Section 6.10 Termination of Transactions with Affiliates. Except (a) as requested by Buyer, (b) as otherwise provided herein, and (c) for the Ancillary Agreements, (i) at or prior to the Closing Date, Seller shall take, and cause its Controlled Affiliates (including the Acquired Entity) to take, all necessary actions, to cause all Contracts, commitments, transactions, Liabilities or obligations between Seller and any of its Affiliates, to the extent they would constitute Purchased Assets or Assumed Liabilities, including all Affiliate Contracts, to be terminated and cancelled without any further Liability; and (ii) at least one (1) Business Day prior to the Closing Date, Seller has taken, and has caused its Controlled Affiliates (including the Acquired Entity) to take, all necessary action to terminate and settle all accounts (payable and receivables) between Seller and any of its Controlled Affiliates, on the one hand, and the Acquired Entity, on the other hand with no Liability imposed or thereafter existing on Seller or any of its Controlled Affiliates (including the Acquired Entity), and no increased in any Assumed Liability.

Section 6.11 Publicity. Other than the Current Report on Form 8-K which Seller expects to file with the SEC in respect of the transactions contemplated by this Agreement (a draft of which Seller shall provide Buyer with reasonable opportunity to review and comment on and Seller shall reasonably consider any comments timely provided by Buyer), neither Seller nor Buyer, nor any of their respective Affiliates (including the Acquired Entity) shall issue any press release or public announcement concerning this Agreement or the transactions contemplated hereby, or disclose or otherwise make available to the public terms of this Agreement or any Ancillary Agreement, without obtaining the prior written approval of the other Party, which approval will not be unreasonably withheld or delayed, unless, in the sole judgment of Seller or Buyer, as applicable, disclosure is (i) otherwise required by applicable Law or by the applicable rules of any stock exchange on which such Party or its Affiliates lists securities or (ii) repetitive of disclosure set forth in the Current Report on Form 8-K; provided, however, that, to the extent required by applicable Law, the Party or Parties intending to make such release shall, as permitted by applicable Law, consult with the other Party or Parties with respect to the timing and content thereof. Nothing in this Section 6.11 will restrict (i) Buyer’s or any of its Affiliates’ ability to disclose information to Buyer’s, or any of its Affiliates’, lenders, direct or indirect investors, or prospective lenders or investors and (ii) Seller’s ability to disclose any information with respect to this Agreement and the transactions contemplated hereby pursuant to the requirements of the Securities Act of 1933 and the Exchange Act, each, as amended, including in connection with any disclosure that may be from time to time required with respect to an offering, sale or issuance of Seller securities.

Section 6.12 Wrong Pocket Assets.

(a) Subject to Section 3.3, if any Purchased Asset, including any payment in respect of accounts receivable that are included in the Purchased Assets, is received by, comes into the possession of, or otherwise remains vested in or in the possession of Seller or any of its Affiliates following the Closing, Seller shall (or shall cause its applicable Affiliate to) transfer such Purchased Asset as soon as reasonably practicable to Buyer or its designee for no additional consideration (it being acknowledged and agreed that Buyer shall have already paid full consideration for all Purchased Assets). Seller shall notify Buyer as soon as reasonably practicable upon becoming aware that there are any Purchased Assets in its possession or control or that of any Affiliate of Seller.

(b) If any Excluded Asset, including any payment in respect of accounts receivable that are included in the Excluded Assets, is received by, comes into the possession of, or otherwise is vested in or in possession of Buyer or any of its Affiliates following the Closing, Buyer shall (or shall cause its applicable Affiliate to) transfer such Excluded Asset as soon as reasonably practicable to Seller or its designee for no consideration (it being acknowledged and agreed that the Parties have not agreed to sell any Excluded Asset). Buyer shall notify Seller as soon as reasonably practicable upon becoming aware that there are any Excluded Assets in its possession or control or that of any Affiliate of Buyer.

(c) Each party will cooperate with the other Party and use its commercially reasonable efforts to set up procedures and notifications as are reasonably necessary or advisable to effectuate the assignment, transfer, conveyance and delivery contemplated by this Section 6.12.

Section 6.13 Employees and Employment Benefit Matters.

(a) Seller will deliver to Buyer an updated Business Employee Census at least once every month after the date hereof, with any updates to such Business Employee Census to be subject to Buyer’s consent (not to be unreasonably withheld), except that Buyer’s consent shall not be required to reflect voluntary departures, or departures due to death or disability, and subject to the limitations set forth in Section 6.1 of this Agreement. No later than ten (10) Business Days prior to Closing, Seller will provide a final Business Employee Census reflecting all departures, in accordance with this Section 6.13(a), or other changes to the Business’ workforce (subject to the limitations set forth in Section 6.1 of this Agreement) (the “Final Service Provider Census”). At or prior to the Closing, Buyer shall make offers of employment to all Business Employees listed on the Final Service Provider Census (other than any Inactive Business Employee), conditioned on such Business Employee (i) satisfying Buyer’s standard policies regarding eligibility and terms and conditions of employment, and (ii) satisfactorily completing Buyer’s standard hiring procedures (which, in each case, shall be established by Buyer following the date hereof based on such industry standards customarily applied in the ordinary course and shall not, in any material respect, be more burdensome than the analogous Seller procedure in effect as of the date hereof) (any such Business Employee who accepts an offer for post-Closing employment, a “Retained Employee” and collectively with each Acquired Entity Employee, a “Transferred Employee”). Each offer of employment to a Business Employee shall provide, for a base salary or wage rate (as applicable) and an annual target cash incentive opportunity, each of which are no less favorable than those provided to such Business Employee by Seller immediately prior to the Adjustment Time. Each Inactive Business Employee (if any) shall remain an employee of Seller as of the Closing and if such Inactive Business Employee is, within one hundred eighty (180) days following the Closing Date (or such longer period required by applicable Law), returns to active service, Seller shall promptly inform Buyer in writing, and Buyer shall make an offer of employment to such Inactive Business Employee, which shall be on the same terms as if such Inactive Business Employee had not been an Inactive Business Employee as of the Closing. Any Inactive Business Employee who accepts an offer of employment from Buyer shall be treated as a Retained Employee for purposes of this Section 6.13 as of the date that they commence employment with Buyer.

(b) For a period of at least twelve (12) months following the Closing Date or, if shorter, the applicable Transferred Employee’s period of employment with Buyer (the “Continuation Period”), Buyer shall (or shall cause its designated Affiliate) to provide each Transferred Employee with (i) an annual base salary or wage rate, as applicable, and annual target cash incentive opportunities, each of which are no less favorable than those provided to each such Transferred Employee immediately prior to the Closing, (ii) health and welfare benefits (excluding any post-employment welfare, defined benefit pension and deferred compensation and severance benefits (which, in the case of severance benefits are addressed in Section 6.13(b)(iii)) that are no less favorable in the aggregate to either those provided (x) by Buyer to its similarly situated employees or (y) by Seller to the Transferred Employees immediately prior to the Closing Date, as determined by Buyer in its sole discretion, and (iii) severance benefits that are substantially comparable in the aggregate to those provided by Buyer to its similarly situated employees (except that with respect to Transferred Employees not primarily employed in the United States and identified on Section 6.13(b) of the Disclosure Schedule, each such Transferred Employee’s severance benefits shall take into account such employee’s seniority for purposes of determining eligibility and the amount of the severance benefits required by applicable Law (the “Statutory Severance”)); provided, that nothing in this Agreement shall be deemed to limit the right of Buyer to terminate the employment of any Transferred Employee at any time.

(c) With respect to any 401(k) plan or any other tax qualified retirement plan or health and welfare plan maintained by Buyer or any of its Affiliates in which any Transferred Employee will participate, Buyer shall or shall cause its designated Affiliate to use commercially reasonable efforts to give the Transferred Employee service credit (and to the extent applicable to Statutory Severance, seniority) for all periods of employment with Seller or the Acquired Entity prior to the Closing Date, to the same extent as service credit (or seniority, as applicable) was given by Seller immediately prior to the Closing Date, for purposes of vesting and eligibility to participate (and with respect to seniority for purposes of Statutory Severance); provided, however, such service shall not be recognized to the extent that (i) such recognition would result in a duplication of benefits or (ii) Seller does not provide Buyer with the necessary information or documentation to enable Buyer to provide such credit. Further, for purposes of clarity, in no event will any service credit be provided for any retiree medical, severance (except with respect to the Statutory Severance), or defined benefit pension plan accruals.

(d) Buyer shall or shall cause its designated Affiliate to use commercially reasonable efforts to (i) waive any pre-existing condition exclusion, actively-at-work requirement or waiting period under all employee health and other welfare benefit plans established or maintained by Buyer or its Affiliates for the benefit of the Transferred Employees, except to the extent such pre-existing condition, exclusion, requirement or waiting period would have applied to such individual under the Seller Employee Plan, and (ii) provide full credit for any co-payments, deductibles or similar payments made or incurred prior to the Closing Date for the plan year in which the Closing occurs, in each case provided that Seller provides Buyer with the necessary information or documentation to enable Buyer to do so.

(e) Buyer shall or shall cause its designated Affiliate to use commercially reasonable efforts to permit each Transferred Employee who participants in any Seller Employee Plan intended to qualify as a qualified cash or deferred arrangement under Section 401(k) of the Code (each a “Seller 401(k) Plan”) to elect direct roll overs of any eligible distributions under the Seller 401(k) Plan (including any outstanding participant loans) to a 401(k) plan or any other tax-qualified retirement plan sponsored or maintained by Buyer or its designated Affiliate, in each case, in accordance with the applicable terms of the Seller 401(k) Plan.

(f) Buyer shall bear any costs related to any claims made by any Business Employee for any severance payments and benefits (which severance payments and benefits will be provided to such Business Employee in accordance with the Seller’s or its applicable Affiliate’s past practices as set forth on Section 4.20(a) of the Disclosure Schedule) (including the employer portion of any employment Taxes) due to Seller’s termination of such Business Employee within thirty (30) days following the Closing arising out of Buyer’s failure to make offers of employment that complied with the requirements of Section 6.13(a) to any Business Employee it was required to make an offer to.

(g) Seller shall be responsible for all vacation time that is accrued and unused by any Retained Employee as of the Closing Date and shall pay to each Retained Employee an amount equal to such Retained Employee’s accrued, unused vacation time or paid time off, including any associated Taxes, in connection with the Closing and within the time period required by applicable Law.

(h) Seller shall pay, or cause to be paid, to each Transferred Employee who remains employed through the Closing Date, a pro-rated payment in respect of each Employee Plan set forth on Section 6.13(h) of the Disclosure Schedule providing for an annual (or other short-term) cash bonus and/or commission opportunity and which has a performance period that is ongoing as of the Closing (the “Cash Incentive Plans”). The amount (if any) of the payment to be made by Seller in accordance with the foregoing shall be determined based upon actual performance achieved as of the Closing Date in accordance with the terms of the applicable Cash Incentive Plan (for these purposes, applying linear extrapolation through the end of the applicable performance period to the extent necessary) and multiplied by a quotient, the numerator of which is equal to the number of calendar days elapsed between the first (1st) day of the applicable performance period and the Closing Date (inclusive of the Closing Date) and the denominator of which is equal to the number of days in the applicable performance period. Seller shall pay, or cause to be paid, the amounts required by this Section 6.13(h) in accordance with its general payroll practices no later than thirty (30) days following the last day of the applicable performance period).

(i) With respect to each award related to the equity interests of the Seller or any of its Affiliates held by a Transferred Employee as of immediately prior to the Closing (each such award, a “Seller Equity Award”), the Seller and its Affiliates shall (i) take all action necessary to accelerate any vesting requirement and, to the extent permitted by Section 409A of the Code, the settlement of each such Seller Equity Award, effective as of immediately prior to the Closing and (ii) retain all Liabilities related thereto.

(j) The provisions of this Section 6.13 are for the sole benefit of the Parties and nothing herein, express or implied, is intended or shall be construed to confer upon or give to any person other than the parties hereto and their respective permitted successors and assigns, any legal or equitable or other rights or remedies under or by reason of any provision of this Agreement, including any rights to continued employment or service with Seller, Buyer or any of their respective Affiliates. Notwithstanding anything in this Section 6.13 to the contrary, nothing contained herein, whether express or implied, shall be treated as an amendment or other modification of any Employee Plan, or any employee benefit plan maintained by Buyer. Nothing contained herein shall be construed as requiring Buyer to adopt or continue any specific employee benefit plans or to continue the employment of any specific person.

Section 6.14 Bulk Sales Laws. The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer; it being understood that any Liabilities arising out of the failure of Seller to comply with the requirements and provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction shall be Excluded Liabilities for all purposes hereunder.

Section 6.15 R&W Insurance Policy. Prior to the Closing, Buyer may elect to obtain and bind a R&W Insurance Policy. If Buyer elects to do so, Seller and its Controlled Affiliates (including the Acquired Entity) shall reasonably cooperate with Buyer’s efforts and provide assistance as reasonably requested by the provider thereof and a copy of the Data Room as of the Closing Date, in each case, no later than five (5) Business Days following such date. Prior to the Closing, and assuming Buyer has obtained a R&W Insurance Policy, Buyer shall pay or cause to be paid, fifty percent (50%) all costs and expenses related to such R&W Insurance Policy, including the total premium, underwriting costs, brokerage commissions and other fees and expenses of such policy (collectively, “RWI Fees”), the other fifty percent (50%) of which shall be borne by Seller as Closing Date Selling Expenses.

Section 6.16 Shared Contracts. To the extent that any Contract (i) that is a Purchased Asset, or (ii) to which the Acquired Entity is a party, in either (i) or (ii) contains any right or obligation that relates to any business of Seller or its Controlled Affiliates other than the Business, including any right of the counterparty to set-off amounts owed to the Business or Seller against amounts owed to such counterparty by Seller or its Affiliates with respect their businesses other than the Business (any Contract described in (i) or (ii), a “Shared Contract”), Seller and Buyer shall, and Seller shall cause its applicable Controlled Affiliates to, use their reasonable best efforts, including cooperating with the other Party, to amend, modify or split such Contract (including applicable collective bargaining agreements or Contracts with any applicable labor organization, union or association) such that the rights or obligations of such Contract to which Seller or its Controlled Affiliate is a party relate only to businesses of Seller or its Controlled Affiliates other than the Business or otherwise terminate or eliminate any obligations of Seller or its Controlled Affiliate with respect to the Business prior to Closing, or if not completed prior to Closing, as promptly as practicable thereafter.

Section 6.17 Debt Financing.

(a) Buyer shall use its commercially reasonable efforts to do (or cause to be done), all things necessary, proper or advisable to (i) maintain in effect the Debt Commitment Letter until the transactions contemplated by this Agreement are consummated (it being understood that the Debt Commitment Letter may be replaced, amended, restated, amended and restated, supplemented or otherwise modified from time to time as provided below), (ii) negotiate definitive financing agreements with respect to the Debt Financing on the terms and conditions set forth in the Debt Commitment Letter (taking into account any “market flex” provisions) or otherwise on terms that would not reasonably be expected to adversely affect the availability of, or conditions to, the Debt Financing, so that such agreements are in effect no later than the Closing Date, (iii) satisfy on a timely basis all conditions to the initial funding of the Debt Financing at Closing applicable to Buyer and under the control of Buyer in the Debt Commitment Letter and such definitive financing agreements and (iv) subject to the satisfaction of the conditions set forth in Section 7.1 and Section 7.2, consummate at Closing the Debt Financing contemplated by the Debt Commitment Letter to be funded at Closing in accordance with the terms of the Debt Commitment Letter. Buyer shall keep Seller informed on a reasonably current basis in reasonable detail of any material developments in its efforts to arrange and obtain the Debt Financing and promptly provide the Seller with copies of all executed amendments, modifications or replacements of any Debt Commitment Letter or definitive agreements for the Debt Financing entered into prior to Closing. Buyer shall promptly notify Seller if (A) the Debt Commitment Letter shall expire or be terminated, (B) for any reason, all or a portion of the Debt Financing contemplated by the Debt Commitment Letter to be funded at Closing becomes unavailable to be funded at Closing, (C) Buyer receives or has knowledge that Buyer or any other party to the Debt Commitment Letter breaches or defaults under the Debt Commitment Letter in a manner that would reasonably be expected to have a Financing Adverse Impact, (D) Buyer receives any written notice or other written communication from any of the Debt Financing Sources party to the Debt Commitment Letter with respect to any termination or repudiation by such party to the Debt Commitment Letter and which termination or repudiation would reasonably be expected to adversely affect the conditionality, timing, availability or amount of the Debt Financing, or (E) Buyer becomes aware of the occurrence of any other event or development that would otherwise reasonably be expected to have a Financing Adverse Impact. Notwithstanding anything herein or in the Confidentiality Agreement to the contrary, (x) in no event will Buyer be under any obligation to disclose any information pursuant to this Section 6.17 that would waive the protection of attorney-client or other legal privilege or result in the violation of any applicable confidentiality undertakings; provided, that, in such case, Buyer will, (i) to the extent permitted by applicable law and/or such applicable confidentiality undertakings, provide notice to the Seller that such information is being withheld on such basis and (ii) use commercially reasonable efforts to provide any such information in a manner that would not result in the disclosure of privileged information or information that would result in violation of contractual obligations and shall, to the extent legally permissible and reasonably practicable, make appropriate substitute arrangements under the circumstances described in foregoing clause (x). All information provided by Buyer or any of its Representatives pursuant to this Section 6.17 or otherwise in connection with the Debt Financing shall be kept confidential in accordance with the confidentiality provisions of the Debt Commitment Letter.

(b) Prior to the Closing, Buyer shall not amend, waive or modify its rights under the Debt Commitment Letter, or replace all or any portion of the Debt Financing, in each case, in a manner that (1) would reduce the aggregate amount of the Financing contemplated to be funded at Closing to less than the Required Amount (taking into account any increase to the Equity Financing), (2) would impose new or additional conditions, or otherwise expand, amend or modify any of the conditions to the receipt of the Debt Financing on the Closing Date as set forth in the Debt Commitment Letter, in each case, in a manner that would reasonably be expected to materially prevent, impair or delay the availability of the Debt Financing at Closing or (3) would reasonably be expected to materially prevent, impair or delay the availability of the Debt Financing at Closing or materially adversely affect Buyer’s ability to consummate the transactions contemplated in this Agreement; provided, that it is understood and agreed that Buyer may amend, modify or waive its rights under, or replace, all or any portion of the Debt Financing so long as such amendment, modification, waiver or replacement does not violate the restrictions set forth in clause (1) through (3) above. In addition, Buyer shall take, or use its commercially reasonable efforts to cause to be taken, all actions and to do, or use its reasonable best efforts to cause to be done, all things necessary, proper or advisable to obtain the Equity Financing, including to (i) maintain in effect the Equity Commitment Letter, (ii) satisfy on a timely basis all conditions applicable to Buyer in such Equity Commitment Letter that are within its control and (iii) consummate the Equity Financing at Closing.

(c) If any portion of the Debt Financing contemplated by the Debt Commitment Letter to be funded at Closing becomes unavailable on the terms (after giving effect to the “market flex” provisions) and conditions set forth in the Debt Commitment Letter, for any reason other than failure of the conditions in Sections 7.1 or 7.2 to be satisfied, Buyer shall (i) promptly notify the Seller of such unavailability and (ii) use its commercially reasonable efforts to promptly arrange for alternative financing (the “Alternative Financing”) in an amount such that the aggregate amount of the Alternative Financing, when taken together with the aggregate amount of the Financing that is available, is at least equal to the Required Amount to replace such portion of the Debt Financing; provided, that nothing herein or in any other provision of this Agreement shall require, and in no event shall the commercially reasonable efforts of Buyer be deemed or construed to require Buyer or any of its Affiliates to (x) waive any term or condition of this Agreement, (y) pay fees or other amounts that, taken as a whole, exceed the aggregate fees and other amounts contemplated to be paid under the Debt Commitment Letter and any related fee letter as of the date of this Agreement or (z) seek any equity financing or equity commitment other than as provided in the Equity Commitment Letter. The Alternative Financing (1) shall be in an aggregate amount, when added with the aggregate amount of the Financing that is available, at least equal to the

Required Amount and (2) shall not impose new or additional conditions, or otherwise expand, amend or modify any of the conditions to the receipt of the Debt Financing as set forth in the Debt Commitment Letter in a manner that would reasonably be expected to prevent, impair or delay the availability of the Debt Financing at Closing. If applicable, any reference in this Agreement to “Debt Financing” shall include “Alternative Financing” and/or the Debt Financing as amended, modified, waived and/or replaced pursuant to Section 6.17(b) above and any reference to “Debt Commitment Letter” shall include the new financing commitment that provides for the relevant Alternative Financing, the Debt Commitment Letter as amended, modified or waived pursuant to Section 6.17(b) above and the debt commitment letter relating to any replacement of the Debt Financing permitted by Section 6.17(b) above. Buyer shall deliver to the Seller promptly upon the execution thereof true, correct and complete copies of any commitment letters or other material documentation with respect to any Alternative Financing (subject to redactions consistent with the definition of “Debt Commitment Letter”).

(d) Prior to the Closing, Seller shall (and shall cause its Controlled Affiliates and use commercially reasonable efforts to cause its and their respective Representatives to) use commercially reasonable efforts to cooperate with Buyer, as reasonably requested by Buyer, and at Buyer’s sole expense, in connection with the obtaining and arrangement of the Debt Financing, including (x) furnishing to Buyer and the Debt Financing Sources, as promptly as reasonably practicable, the reasonable and customary information required by lenders under the Debt Commitment Letter (the “Specified Information”) and (y) by using its commercially reasonable efforts with respect to the following:

(i) assisting in the preparation, negotiation and execution and delivery of any definitive financing documents and related deliverables (including any schedules and exhibits thereto) with respect to the Debt Financing as may be reasonably requested by Buyer or any Debt Financing Source in connection with the Debt Financing;

(ii) executing and delivering customary authorization and representation letters in form and substance reasonably satisfactory to the Seller;

(iii) providing such Financial Statements and operating data or other information regarding the Seller and its Controlled Affiliates (including the Acquired Entity) as may be reasonably requested by Buyer to the extent of the type customarily provided by a borrower and required in connection with similar debt financings (together with the Specified Information, collectively, the “Bank Information”);

(iv) participating in a reasonable number of meetings (which may be virtual), presentations, conference calls, due diligence sessions and drafting sessions (in each case, including, if required, direct virtual contact between senior management with appropriate seniority and expertise and other appropriate Representatives of the Seller and its Controlled Affiliates (including the Acquired Entity), on the one hand, and the Debt Financing Sources, on the other hand), that are customary for financings of a type similar to the Debt Financing at reasonable times and upon reasonable prior notice;

(v) causing the taking of corporate and other actions by Seller and its Controlled Affiliates (including the Acquired Entity) reasonably necessary to permit the consummation of the Debt Financing on the Closing Date and to permit the proceeds thereof to be made available to Buyer as of the Closing Date; it being understood and agreed that no such corporate or other action will take effect prior to the Closing;

(vi) assisting Buyer in obtaining corporate and facilities ratings (but not any specific rating) in connection with the Debt Financing to the extent required by the Debt Commitment Letter (including, if required, facilitating direct virtual contact between senior management with appropriate seniority and expertise and other appropriate Representatives of the Seller and its Controlled Affiliates (including the Acquired Entity) with the applicable rating agencies;

(vii) obtaining and delivering the executed Release Documentation and lien release documentation with respect to the Indebtedness to the extent required by Section 6.17(h);

(viii) (A) assisting Buyer with the preparation of pro forma financial information and pro forma financial statements contemplated by the Debt Commitment Letter and (B) assisting Buyer in the preparation of customary materials for rating agency presentations, lender presentations, confidential information memoranda and similar documents in connection with the Debt Financing contemplated by the Debt Commitment Letter;

(ix) at least five (5) Business Days prior to the Closing Date, providing all documentation and other information about Seller and its Controlled Affiliates (including the Acquired Entity) as has been reasonably requested by Buyer in writing to Seller at least ten (10) Business Days prior to the Closing Date that is required by regulatory authorities with respect to Seller and its Controlled Affiliates (including the Acquired Entity) under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and, to the extent Seller qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a customary certification for Seller regarding beneficial ownership in relation to Seller prior to the Closing Date;

(x) using commercially reasonable efforts to update the Bank Information if necessary so that the Bank Information does not contain any untrue statement of a material fact or fail to omit to state any material fact necessary in order to make such Bank Information not misleading; and

(xi) delivering notices of prepayment or redemption within the time periods required in respect of any Indebtedness that is required to be repaid at Closing.

(e) Notwithstanding anything in this Agreement to the contrary, none of Seller, its Controlled Affiliates nor any of its respective Representatives shall (1) be required to pay any commitment fee or other fee or expense under the Debt Commitment Letter, any loan agreement or any related document or any other agreement or document related to the Debt Financing, (2) have any liability or obligation under the Debt Commitment Letter, any loan agreement or any related document or any other agreement or document related to the Debt Financing (other than, in the case of Seller or its Controlled Affiliates, with respect to any authorization letter described in clause (d)(ii) above), (3) require any pre-Closing manager, employee, member, officer or director of Seller or any of its Controlled Affiliates (other than employees, officers, directors and/or managers that will continue in such capacity on and after the Closing Date and that are acting in such post-Closing capacity) to adopt resolutions or other consents approving or execute or deliver any document or certificate in connection with the Debt Financing that is not contingent on the Closing or that would be effective prior to the Closing, (4) be required to take any action that would reasonably be expected to (a) conflict with or violate their respective organizational documents or any applicable Law or (b) unreasonably interfere with the ordinary conduct of the business or operations of Seller or any of its Controlled Affiliates (it being understood and agreed that the cooperation enumerated in clauses (i) through (xiii) above do not unreasonably so interfere), (5) be required to pass resolutions or consents, approve or authorize the execution of, or execute any document, agreement, certificate or instrument or take any other corporate action with respect to the Financing that is not contingent on the Closing, (6) require the preparation or delivery of any financial information not available under its current reporting systems or maintained by Seller in the ordinary course of business or any pro forma financial statements or information relating to (A) the proposed aggregate amount of the Financing, assumed interest rates, dividends (if any) and fees and expenses relating to the incurrence of the Financing, (B) any post-Closing or pro forma cost savings, synergies, or other pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing (other than any inputs reasonably requested with any such costs savings, synergies or other pro forma adjustments) or (C) any financial information related to Buyer, (7) require Seller, its Controlled Affiliates or any of their Representatives to provide access to or disclose information if such access or disclosure could result in the loss of legal privilege (provided, that Seller and its Controlled Affiliates (including the Acquired Entity) shall have used commercially reasonable efforts to disclose such information in a way that would not waive such privilege and, in the event that Seller and its Controlled Affiliates (including the Acquired Entity) do not provide information on the basis of this clause (7), they will provide notice to Buyer that such information is being withheld on such basis). Buyer shall indemnify and hold harmless Seller and its Controlled Affiliates (including the Acquired Entity), and each of their respective Representatives, from and against any and all liabilities, damages, claims, costs, expenses or losses suffered or incurred by them in connection with the Debt Financing or providing the cooperation to Buyer contemplated by this Section 6.17(e), and any information utilized in connection therewith, except, in each case, to the extent such losses, damages, claims, costs or expenses arose from the gross negligence, bad faith, willful misconduct or actual fraud of, or breach of this Agreement by Seller, any of Seller’s Controlled Affiliates or any of their respective Representatives, as determined in a final, non-appealable judgment of a court of competent jurisdiction. Additionally, Buyer shall, promptly upon written request by Seller or any of Seller’s Controlled Affiliates, reimburse such party for all reasonable and documented out-of-pocket costs, fees and expenses to the extent such costs, fees and expenses are incurred by Seller, Seller or Seller’s Controlled Affiliates, and each of their respective Representatives in connection with providing the cooperation to Buyer contemplated by this Section 6.17(e). Seller, on behalf of itself and its Controlled Affiliates, hereby consents to use of its logos in connection with the Debt Financing; provided, that such logos shall be used solely in a manner that is not intended or reasonably likely to harm, disparage or otherwise adversely affect Seller or any of their respective Controlled Affiliates. Buyer acknowledges that its obligations set forth herein are not contingent or conditioned upon the availability of the Debt Financing or any Alternative Financing and the failure of Buyer to obtain financing shall not, in and of itself, constitute the failure of Seller to comply with the covenants contained in this Section 6.17.

(f) Buyer will (i) reimburse Seller within ten (10) days after written request of Seller, for any reasonable and documented out-of-pocket expenses incurred or otherwise payable by Seller in connection with its cooperation prior to the Closing pursuant to Section 6.17(d) (other than Seller’s obligation to deliver the regular annual and quarterly financial statements) and (ii) indemnify and hold harmless Seller and its Affiliates, and the directors, officers, employees, attorneys, successors and assigns of each of the foregoing Persons (collectively, the “Financing Indemnified Persons”) from and against any and all liabilities, losses, damages, claims, reasonable and documented out-of-pocket costs and expenses, interests, awards, judgments and penalties suffered or incurred by them in complying with their obligations in connection with their cooperation with the arrangement of any Debt Financing pursuant to this Section 6.17, except to the extent such liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties results from the gross negligence or willful misconduct or material breach of this Agreement by any Financing Indemnified Person as finally determined by a court of competent jurisdiction.

(g) In no event will Seller or any of its Affiliates (i) seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any of Buyer’s Debt Financing Sources or any of their respective Affiliates or their respective former, current or future general or limited partners, stockholders, managers, members, directors, officers, employees or agents (collectively, the “Financing Related Persons”) in respect of any debt commitment letter obtained by Buyer or definitive debt documentation in respect thereof or (ii) seek to enforce the commitments obtained by Buyer under any debt commitment letter or definitive debt documentation in respect thereof, make any claims for breach of such debt commitments, or seek to recover monetary damages from, or otherwise sue, any of Buyer’s Debt Financing Sources or any Financing Related Persons for any reason, including in connection with Buyer’s Debt Financing obtained to finance its obligations under this Agreement. Seller, on behalf of itself, its Affiliates and Financing Indemnified Persons, hereby waive any and all claims and causes of action (whether in contract or in tort, in law or in equity) against any of Buyer’s Debt Financing Sources and/or any Financing Related Persons that may be based upon, arise out of or relate to this Agreement and/or any Debt Financing obtained by Buyer in connection herewith (including any debt commitment letter or other definitive documentation for such Debt Financing). Nothing in this Section 6.17(g) will in any way limit or qualify the obligations and liabilities of the parties hereto to each other or in connection with, or otherwise restrict Buyer from enforcing its rights under, any debt commitment letter or other definitive documentation for any Debt Financing Source’s or Financing Related Person’s obligations under any confidentiality or similar agreement with Seller. For purposes of this Section 6.17(g), none of Buyer or its Affiliates shall be deemed a Financing Related Person.

(h) No later than three (3) Business Days prior to the Closing Date, Seller shall have delivered or caused to be delivered or cause to be delivered, to Buyer customary release documentation in form and substance reasonably satisfactory to Buyer providing for the automatic and irrevocable release of the Business (including the Acquired Entity) from guarantee and/or Encumbrances under the Existing Indebtedness (collectively, the “Release Documentation”).

Section 6.18 CFIUS. The Parties shall, and shall cause their respective Affiliates to, use reasonable best efforts to obtain CFIUS Clearance. Such reasonable best efforts shall include the actions set forth in this Section 6.18.

(a) The Parties shall submit to CFIUS a draft CFIUS Notice as soon as practicable following the date hereof, but in no event later than two (2) Business Days following the date hereof.

(b) The Parties shall promptly prepare a definitive CFIUS Notice that addresses all questions and comments received from CFIUS relating to the draft CFIUS Notice. The Parties shall submit the definitive CFIUS Notice to CFIUS promptly after the date on which they receive questions and comments on the draft CFIUS Notice or an indication that CFIUS has no questions or comments, and in no event later than five (5) Business Days following that date. The Parties shall promptly address any further questions and comments raised by CFIUS concerning the CFIUS Notice following its submission. The filing fee required by 31 C.F.R. § 800.1101 on or before the date on which the Parties submit the definitive CFIUS Notice shall be borne equally between Buyer and Seller.

(c) During the course of a CFIUS review or investigation of the transactions contemplated by this Agreement, each Party shall provide any information requested by CFIUS or any other agency or branch of the U.S. government in connection with the review or investigation of the transactions contemplated by this Agreement, within the time period specified by 31 C.F.R. § 800.504(a)(4), or otherwise specified by CFIUS staff.

(d) Each Party shall, in connection with the best efforts to obtain the CFIUS Clearance, (i) cooperate in all respects and consult with the other Party in connection with the CFIUS Notice, including by allowing the other Party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions; (ii) promptly inform the other Party of any communication with CFIUS and promptly provide copies to the other Party of any such written communications, except for personal identifying information required by 31 C.F.R. § 800.502(c)(5)(vi); and (iii) permit the other Party to review in advance any communication that it gives to, and consult with each other in advance of any meeting, telephone call or conference with CFIUS, and to the extent not prohibited by CFIUS, give the other Party the opportunity to attend and participate in any telephonic conferences or in-person meetings with CFIUS, in each case of (i)-(iii), subject to confidentiality considerations contemplated by the DPA, required by CFIUS, or otherwise agreed upon by the Parties to be restricted to outside counsel only.

(e) Such reasonable best efforts shall also include taking or causing to be taken all action necessary to obtain the CFIUS Clearance so as to enable the consummation of the transactions contemplated by this Agreement, including entering into a mitigation agreement, letter of assurance, national security agreement, proxy agreement, trust agreement or other similar arrangement or agreement in relation to the business and assets of Buyer, the Affiliates of Buyer or the Acquired Entity, or otherwise divesting or agreeing to divest assets, with mitigation and related terms and conditions that are required by CFIUS or the President (if under Presidential review) for such arrangements or agreements, in each case, that is commercially reasonable; provided, however, that: (i) the Buyer, the Affiliates of Buyer or the Acquired Entity shall not be required to take or cause to be taken or agree to take any action in connection with this Agreement or any transactions contemplated by this Agreement unless such action would be conditioned upon or occur subsequent to the Closing, (ii) without the prior written approval of Buyer, Seller shall cause the Acquired Entity not to take or agree to take any of the foregoing actions in connection with the transactions contemplated by this Agreement, and (iii) none of the foregoing actions would result in a material adverse effect on Buyer or its Affiliates. Notwithstanding anything to the contrary in this Agreement, Seller and its Controlled Affiliates (including the Acquired Entity) are under no circumstances required to take or commit to take any action that would conflict with, violate or result in a breach of or termination right or default under any credit agreement or the documentation governing any other Indebtedness.

(f) The Parties also agree that if CFIUS suggests or requests that the Parties withdraw and resubmit the CFIUS Notice submitted to CFIUS, the Parties shall cooperate in withdrawing and resubmitting the CFIUS Notice.

(g) Notwithstanding anything to the contrary contained in this Agreement, in the event of a CFIUS Turndown, no Party shall have any further obligation to seek CFIUS Clearance.

(h) No Party shall take or cause any of its Affiliates to take, any action that would reasonably be expected to prevent, materially delay or materially impede the receipt of CFIUS Clearance.

Section 6.19 Further Assurances. Following the Closing, and subject to the other terms and conditions herein, Seller, its Controlled Affiliates (including the Acquired Entity) and Buyer shall promptly execute, acknowledge and deliver any other assurances or documents or take any other actions reasonably requested by Buyer or Seller, as the case may be, and necessary for Buyer or Seller, as the case may be, to satisfy its obligations hereunder and all Ancillary Agreements and consummate the transactions contemplated hereby and thereby, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the transactions contemplated hereby. Prior to the Closing, each of Buyer and Seller will use reasonable best efforts to cause Seller and its Affiliates to be released, effective as of the Closing, from any letter of credit or guarantee obtained for the benefit of Seller and its Affiliates obtained pursuant to the terms of the Contract set forth on Schedule 6.19 (any such letter of credit or guarantee, the “Schedule 6.19 Letter of Credit”), including by having Buyer or its Affiliates cause to be entered into a substitute therefor.

Section 6.20 Insurance.

(a) Buyer agrees to arrange for such insurance with respect to the Business and the Purchased Assets that Buyer may desire and Seller and its Controlled Affiliates (including the Acquired Entity prior to the Closing) agree, at Buyer’s sole cost and expense, to reasonably cooperate with Buyer’s efforts and provide assistance as reasonably requested by the provider thereof in connection with obtaining such policies.

(b) Notwithstanding anything to the contrary in this Agreement, each of Seller and Buyer acknowledges and agrees that from and after the Closing, to the extent that Seller or any of its Controlled Affiliates (each, a “Policy Holder”) has the right to pursue a claim under any Assumed Liability Insurance Policy, including with respect to claims made prior to the Closing under any such claims-made policy of Seller or its Controlled Affiliates that, in each case, covers or may reasonably be expected to cover in whole or in part any liability or obligation described in Section 2.4(d) (each such liability or obligation, a “Policy Covered Loss,” and Buyer, the “Policy Beneficiary”), the Policy Holder shall (to the extent requested in writing from time to time by the

Policy Beneficiary) use commercially reasonable efforts to file and pursue (or continue to pursue) on behalf of the Policy Beneficiary claims under the applicable Assumed Liability Insurance Policy for such Policy Covered Loss on behalf of the Policy Beneficiary. The Policy Beneficiary shall be responsible for all out-of-pocket expenses reasonably incurred by the Policy Holder in pursuing claims for Policy Covered Loss on behalf of the Policy Beneficiary. To the extent that the Policy Holder actually collects proceeds under any applicable Assumed Liability Insurance Policy pursuant to this Section 6.20(b), the Policy Holder shall promptly remit any such proceeds (net of any then remaining unreimbursed out-of-pocket expenses reasonably incurred by the Policy Holder in connection with the pursuit of such proceeds) to the Policy Beneficiary. The Policy Holder shall not, without the prior written consent of the Policy Beneficiary, amend, modify or waive any of its rights under the applicable Assumed Liability Insurance Policy to the extent that doing so could reasonably be expected to adversely affect any coverage thereunder of the Policy Beneficiary. Subject to the following sentence, the Policy Holder shall retain the exclusive right to control claims under such Assumed Liability Insurance Policy, provided that the Policy Beneficiary shall have the right, but not the duty, to monitor such claims. Upon the request of Buyer, Seller and its Controlled Affiliates shall use commercially reasonable efforts (at Buyer’s sole cost and expense) to cause Buyer to be added as an insured on any applicable Assumed Liability Insurance Policy(ies) covering or potentially covering Policy Covered Losses with respect to which Buyer is or may be a Policy Beneficiary. The Policy Beneficiary shall exclusively bear and be liable for (and the Policy Holder shall have no obligation to repay or reimburse the Policy Beneficiary or its Affiliates) all uninsured, uncovered, unavailable or uncollectible amounts (including deductibles) relating to or associated with all such claims.

ARTICLE VII

CONDITIONS TO CLOSING

Section 7.1 Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) The filings of Buyer and Seller pursuant to the HSR Act, if any, shall have been made and the applicable waiting period and any extensions thereof (including any agreements not to consummate the transactions contemplated by this Agreement with any Governmental Authority entered into in accordance with this Agreement) shall have expired or been terminated.

(b) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

(c) The Stockholder Approval shall have been obtained in accordance with applicable Law and the organizational documents of Seller.

Section 7.2 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

(a) (i) the representations and warranties of Seller and the Acquired Entity contained in Sections 4.1(a), and (c) (Organization and Authority), Section 4.2 (Capitalization), Section 4.3(a)(i) (No Conflict), Section 4.9 (Brokers and Finders) (collectively, the “Seller Fundamental Representations”), Section 4.24 (Foreign Corrupt Practices Act and Anti-Bribery Law) and Section 4.25 (Sanctions and Import and Export Laws) shall be true and correct in all material respects as of the Closing Date with the same effect as though made at and as of such date without regard to any materiality, “Material Adverse Effect” or similar qualifiers set forth therein (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all material respects as of that specified date), (ii) Section 4.10(ii) (No Material Adverse Effect) shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date and (iii) the representations and warranties of Seller contained in ARTICLE IV (other than the Seller Fundamental Representations, the representations and warranties contained in Section 4.10(ii), Section 4.24 (Foreign Corrupt Practices Act and Anti-Bribery Law) and Section 4.25 (Sanctions and Import and Export Laws)) shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure to be true and correct (without regard to any materiality, “Material Adverse Effect” or similar qualifiers set forth therein), individually, or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

(b) Seller shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and the Ancillary Agreements to be performed or complied with by it prior to or on the Closing Date.

(c) Seller shall have delivered to Buyer duly executed counterparts to the Ancillary Agreements and such other documents and deliveries set forth in Section 3.1(b).

(d) Buyer shall have received a certificate (the “Seller Closing Certificate”), dated the Closing Date and signed by a duly authorized officer of Seller, certifying (i) that each of the conditions set forth in Sections 7.2(a) and (b) have been satisfied; (ii) that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby; and (iii) the names and signatures of the officers of Seller authorized to sign this Agreement, the Ancillary Agreements and the other documents to be delivered hereunder and thereunder.

(e) CFIUS Clearance shall have been obtained.

(f) NSI Approval shall have been obtained.

Section 7.3 Conditions to Obligations of Seller.

(a) (i) the representations and warranties of Buyer contained in Section 5.1 (Organization and Authority of Buyer), Section 5.2 (No Conflict) and Section 5.7 (Brokers and Finders) (collectively, the “Buyer Fundamental Representations” shall be true and correct in all material respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), and (ii) the representations and warranties of Buyer contained in ARTICLE V (other than the Buyer Fundamental Representations) shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect on Buyer’s ability to consummate the transactions contemplated hereby.

(b) Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and the Ancillary Agreements to be performed or complied with by it prior to or on the Closing Date.

(c) Buyer shall have delivered to Seller the Purchase Price, duly executed counterparts to the Ancillary Agreements and such other documents and deliveries set forth in Section 3.1(c).

(d) Seller shall have received a certificate (the “Buyer Closing Certificate”), dated the Closing Date and signed by a duly authorized officer of Buyer, certifying (i) that each of the conditions set forth in Sections 7.3(a) and (b) have been satisfied; (ii) that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the other Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby; and (iii) certifying the names and signatures of the officers of Buyer authorized to sign this Agreement, the Ancillary Agreements and the other documents to be delivered hereunder and thereunder.

ARTICLE VIII

SURVIVAL AND INDEMNIFICATION

Section 8.1 Survival. Except for Section 4.29, Section 5.9 and claims of Fraud (each of which survive until the expiration of the applicable statute of limitations), none of the representations and warranties contained in this Agreement shall survive the Closing Date. The covenants contained in this Agreement which relate to the performance of obligations on or after the Closing (including Section 6.8) and each other agreement set forth herein shall survive the Closing until such covenants are fully performed. Except in the case of Fraud, no action or claim for Losses resulting from the breach of, or inaccuracy in, any representation or warranty shall be brought or made after the Closing Date; provided, that any claims asserted in good faith and in writing prior to such expiration date shall not thereafter be time-barred, and such claims shall survive until resolved in accordance with this ARTICLE VIII.

Section 8.2 Indemnification.

(a) From and after the Closing Date and subject to the other limitations set forth in this ARTICLE VIII, Seller agrees to indemnify, defend and hold harmless Buyer, its Affiliates (including the Acquired Entity from and after Closing) and any of their respective directors, officers, employees, stockholders, agents, successors and permitted assigns (collectively, the “Buyer Parties”) against and in respect of any and all losses, claims, damages, Liabilities, fines, fees, assessments, penalties, judgments, settlements, costs and expenses, including reasonable and documented legal fees and expenses (collectively, “Losses”), resulting or arising from or otherwise relating to:

(i) any non-performance, non-fulfillment, or other breach of any covenant of Seller in Section 6.10 or as otherwise set forth in this Agreement which relate to the performance of obligations on or after the Closing (including Section 6.8) or any Ancillary Agreement;

(ii) any Excluded Liability;

(iii) any Excluded Asset;

(iv) any Pre-Closing Taxes of Seller, the Acquired Entity or any Affiliate of Seller or the Acquired Entity, including any Taxes that are the obligation of, or allocated to, Seller pursuant to Section 3.2(a); and

(v) Fraud.

(b) From and after the Closing Date and subject to the other limitations set forth in this ARTICLE VIII, Buyer shall indemnify, defend and hold harmless Seller, its Affiliates and any of its directors, officers, employees, stockholders, agents, successors and permitted assigns (collectively, the “Seller Parties”) against and in respect of any and all Losses resulting or arising from or otherwise relating to:

(i) any non-performance, non-fulfillment, or other breach of any covenant of Buyer set forth in this Agreement which relate to the performance of obligations on or after the Closing or any Ancillary Agreement;

(ii) any Assumed Liability;

(iii) the ownership or use of any Purchased Assets from and after the Closing; and

(iv) any Liabilities (other than any matter to the extent indemnification is expressly provided for pursuant to Section 8.2(a) above) to the extent arising out of or relating to the operation of the Business from and after the Closing.

Section 8.3 Method of Asserting Claims. All claims for indemnification by any Indemnified Party hereunder involving a Third Party Claim shall be asserted and resolved as set forth in this Section 8.3. If an Indemnified Party wishes to assert a claim against an Indemnifying Party hereunder in respect of any claim or demand asserted or sought to be collected by a Person who is not a Party or an Affiliate of a Party (each, a “Third Party Claim”), such Indemnified Party shall promptly, but in no event more than thirty (30) days following after the Indemnified Party’s receipt of such Third Party Claim, notify the Indemnifying Party of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such Third Party Claim) (the “Claim Notice”); provided, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure shall have materially adversely prejudiced the Indemnifying Party (and then only to the extent of such material adverse prejudice). The Indemnifying Party shall have thirty (30) days from the delivery of the Claim Notice (the “Notice Period”) to notify the Indemnified Party whether or not it desires to defend the Indemnified Party against such Third Party Claim; provided, that if the Indemnifying Party elects to defend the Indemnified Party, the Indemnifying Party shall first acknowledge in writing without qualification its indemnification obligation with respect to such Third Party Claim; provided, further, that the Indemnifying Party shall not have the right to assume or continue the defense of any Third Party Claim (and costs and expenses incurred by Indemnified Party in such defense shall be paid by the Indemnifying Party) if (a) the Indemnified Party shall have one or more legal or equitable defenses available to it which are different from or in addition to those available to the Indemnifying Party, or (b) such claim relates to or arises in connection with any criminal or quasi criminal proceeding, action, indictment, allegation or investigation. All costs and expenses incurred by the Indemnifying Party in defending such Third Party Claim shall be a liability of, and shall be paid by, the Indemnifying Party, subject to the limitations set forth in this ARTICLE VIII. In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such Third Party Claim, except as otherwise provided herein, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings with legal counsel reasonably acceptable to the Indemnified Party. If any Indemnified Party desires to participate in, but not control, any such defense or settlement, and to employ separate counsel of its choosing, it may do so at its sole cost and expense; provided that the Indemnifying Party shall not have the right to assume or direct the defense of any such Third Party Claim and shall pay the reasonable fees and expenses of counsel retained by the Indemnified Party to the extent the Third Party Claim (i) is a criminal Proceeding against the Indemnified Party, (ii) seeks an injunction or other equitable or non-monetary relief against the Indemnified Party (other than injunctive, equitable or non-monetary relief that is incidental to monetary damages as the primary relief sought), (iii) is asserted by or on behalf of a customer, supplier, vendor or subcontractor, the loss of whom would be materially adverse to the Business and (iv) for which counsel for the Indemnified Party has concluded that legal defenses are available to the Indemnified Party that are not available to the Indemnifying Party. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (not to be unreasonably withheld, conditioned or delayed), settle, compromise or offer to settle or compromise any such claim or demand on a basis: (i) that would result in the imposition of a consent order, injunction, decree or agreement that would restrict the future activity or conduct of the Indemnified Party or any subsidiary or Affiliate thereof, (ii) that includes a finding or admission of a violation of Law or violation of the rights of any Person by the Indemnified Party or any subsidiary or Affiliate thereof, (iii) that does not include as an unconditional term thereof the giving by the claimant or the plaintiff of a full and unconditional release of the Indemnified Party and its subsidiaries and Affiliates from all Liability with respect to the matters that are subject to such Third Party Claim, or (iv) that provides for any payment by the Indemnified Party or any subsidiary or Affiliate thereof. To the extent the Indemnifying Party shall control or participate in the defense or settlement of any Third

Party Claim or demand, the Indemnified Party will give the Indemnifying Party and its counsel access to, during normal business hours, the relevant business records and other documents, and shall permit them to consult with the employees and counsel of the Indemnified Party; provided, however, that no Indemnified Party shall be required to disclose any information to the Indemnifying Party or its Representatives if such disclosure would give rise to a violation of Law (including antitrust or competition law issues) or that is otherwise subject to (and where disclosure would result in a loss of) attorney-client privilege, attorney work product protection or other similar privilege associated with such information. Any notice of a claim by reason of any of the representations, warranties or covenants contained in this Agreement shall describe the Third Party Claim in reasonable detail in light of the circumstances then known.

Section 8.4 Limitations on Recovery.

(a) The amount of any Losses for which indemnification is provided under this ARTICLE VIII shall be net of any amounts actually recovered by the Indemnified Party under applicable insurance policies or from any other Person alleged to be responsible therefor, net of any expenses reasonably incurred by such Indemnified Party in seeking and collecting such amount (including premium adjustments). If the Indemnified Party or any Affiliate thereof actually receives any amounts under applicable insurance policies or from any other Person alleged to be responsible for any Losses subsequent to an indemnification payment by the Indemnifying Party that were not taken into account under the immediately preceding sentence, then such Indemnified Party shall promptly reimburse the Indemnifying Party for any payment made or expense incurred by such Indemnifying Party in connection with providing such indemnification payment up to the amount received by the Indemnified Party, net of any expenses reasonably incurred by such Indemnified Party in collecting such amount (including premium adjustments). The Indemnified Party shall use commercially reasonable efforts to collect any amounts available under such insurance coverage or from such other Person alleged to have responsibility therefor. Indemnifying Party shall not be liable under Section 8.2(a)(i), Section 8.2(a)(iii) or Section 8.2(b) for any individual or series of related Losses which exceed the Purchase Price (the “Cap”).

(b) Each Indemnified Party shall take, and cause its Controlled Affiliates to take, commercially reasonable steps to mitigate any Loss upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach that gives rise to such Loss.

Section 8.5 Exclusive Remedies; Sole Recourse.

(a) Except for claims arising out of Fraud, the Parties acknowledge and agree that, from and after the Closing, their sole and exclusive remedy with respect to any and all claims for any breach of any covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement shall be pursuant to the indemnification provisions set forth in this ARTICLE VIII and the R&W Insurance Policy. The Indemnified Party is not entitled to recover damages or otherwise retain payment, reimbursement or restitution more than once in respect of the same Loss.

(b) Notwithstanding anything to the contrary contained herein, no limitations (including any survival limitations and other limitations set forth in this ARTICLE VIII), qualifications or procedures in this Agreement shall be deemed to limit or modify the ability of Buyer to make claims under or recover under the R&W Insurance Policy; it being understood that any matter for which there is coverage available under the R&W Insurance Policy shall be subject to the terms, conditions and limitations, if any, set forth in the R&W Insurance Policy.

Section 8.6 No Set-Off. Neither Buyer nor Seller shall have any right to set-off any Losses (including indemnification obligations hereunder) against any payments to be made by either of them pursuant to this Agreement, the Ancillary Agreements or otherwise.

Section 8.7 Adjustments to Purchase Price. Any payments made pursuant to Section 8.2 shall be treated for all Tax purposes as an adjustment to the Purchase Price, except as otherwise required by applicable Law.

ARTICLE IX

TERMINATION

Section 9.1 Termination.

(a) by the mutual written consent of Seller and Buyer;

(b) by Buyer by written notice to Seller if:

(i) Buyer is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Seller pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VII and such breach, inaccuracy or failure cannot be cured by Seller by (A) October 2, 2024 or, (B) if the CFIUS Clearance is not yet obtained by such date, thirteen (13) Business Days following the CFIUS Approval Deadline (the “Outside Date”);

(ii) the Stockholders’ Meeting (including any adjournments and postponements thereof) shall have concluded without the Stockholder Approval having been obtained;

(iii) a Seller Adverse Recommendation Change shall have occurred; or

(iv) any of the conditions set forth in Section 7.1 or Section 7.2 shall not have been fulfilled by the Outside Date, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(c) by Seller by written notice to Buyer if:

(i) Seller is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VII and such breach, inaccuracy or failure cannot be cured by Buyer by the Outside Date;

(ii) the Stockholder Approval has not been received, in order to enter into a Seller Acquisition Agreement with respect to a Seller Superior Proposal to the extent permitted by, and subject to complying with the terms of, Section 6.2; provided, that Seller shall have paid to Buyer in immediately available funds the Seller Termination Fee immediately before or simultaneously with and as a condition to such termination and Seller immediately thereafter enters into such Seller Acquisition Agreement;

(iii) any of the conditions set forth in Section 7.1 or Section 7.3 shall not have been fulfilled by the Outside Date, unless such failure shall be due to the failure of Seller to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(iv) the Stockholders’ Meeting (including any adjournments and postponements thereof) shall have concluded without the Stockholder Approval having been obtained; or

(v) (A) all of the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (other than those conditions which by their terms or nature are to be satisfied at the Closing, but which are capable of being satisfied as of the date of termination of this Agreement pursuant to this Section 9.1(c)(v), (B) Seller has given irrevocable written notice to Buyer that all the conditions set forth in Section 7.1 and Section 7.3 have been satisfied or waived (other than those conditions which by their terms or nature are to be satisfied at the Closing, but which are capable of being satisfied as of the date of termination of this Agreement pursuant to this Section 9.1(c)(v)) and it is ready, willing, and able to consummate the Closing, (C) Buyer has failed to consummate the transactions contemplated by this Agreement on or prior to the date which is three Business Days following the date on which the Closing should have occurred pursuant to Section 3.1(a) and (D) Seller provides at least two (2) Business Days’ notice to Buyer of its intention to terminate pursuant to this Section 9.1(c)(v).

(d) by Buyer or Seller in the event that:

(i) there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited; or

(ii) any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement, and such Governmental Order shall have become final and non-appealable.

Section 9.2 Effect of Termination. In the event of the valid termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

(a) that the obligations set forth in Section 6.17(f), this ARTICLE IX and ARTICLE X hereof shall survive termination; and

(b) that nothing herein shall relieve any party hereto from liability for Fraud or any intentional and willful breach of any provision hereof.

Section 9.3 Seller Termination Fee.

(a) In the event that:

(i) (i) this Agreement is validly terminated by Buyer pursuant to Section 9.1(b)(iv) or Seller pursuant to Section 9.1(c)(iii), in each case, at a time when Buyer would have been entitled to terminate this Agreement pursuant to Section 9.1(b)(iii); or

(ii) (A) a bona fide Seller Takeover Proposal shall have been publicly made, publicly proposed or publicly communicated by a third party after the date of this Agreement and not withdrawn prior to the time this Agreement is terminated by Buyer pursuant to Section 9.1(b)(i), Section 9.1(b)(ii) or Section 9.1(b)(iv) or Seller pursuant to Section 9.1(c)(iv), and (B) within twelve (12) months after the date of such termination, Seller enters into a definitive agreement to consummate a Seller Takeover Proposal; or

(iii) this Agreement is validly terminated by Buyer pursuant to Section 9.1(b)(iii); or

(iv) this Agreement is validly terminated by Seller pursuant to Section 9.1(c)(ii);

then, in any such event under clauses (i) and (iii) of this Section 9.3(a), Seller will pay or cause to be paid the Seller Termination Fee to Buyer or its designee by wire transfer of immediately available funds within (2) Business Days of the applicable termination, in the case of clause (ii), within two (2) Business Days after entry into the definitive agreement described therein; or in the case of clause (iv) of this Section 9.3(a), simultaneously with the applicable termination. As used herein, “Seller Termination Fee” will mean a cash amount equal to $5,075,000; provided, that the Seller Termination Fee shall be reduced by Expense Reimbursement actually made pursuant to Section 9.3(b) in the event the Seller Termination Fee is owing pursuant to Section 9.3(a).

(b) In the event that this Agreement is validly terminated by Buyer pursuant to Section 9.1(b)(ii) or Seller pursuant to Section 9.1(c)(iv), Seller shall pay to Buyer the Expenses up to $3,000,000 in the aggregate (the “Expense Reimbursement”). The Expense Reimbursement due under this Section 9.3(b) shall be paid (as a condition to the validity of such termination) no later than two (2) Business Days after receipt of documentation reasonably supporting such Expenses.

(c) Each of the Parties acknowledges that the agreements contained in this Section 9.3 are an integral part of the transactions contemplated hereby, and that without these agreements, the other Parties would not enter into this Agreement. The Parties agree that the Seller Termination Fee shall not constitute a penalty but are liquidated damages, in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision. Accordingly, if Seller fails to timely pay or cause to be paid any amount due pursuant to this Section 9.3, and, in order to obtain the payment, Buyer commences an Proceeding which results in a judgment against the Seller for the payment set forth in this Section 9.3, Seller will pay or cause to be paid Buyer’s reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees) in connection with such Proceeding, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received.

(d) Subject in all respects to Buyer’s rights set forth in Section 10.11, in the event the Seller Termination Fee is paid to Buyer in circumstances for which such fee is payable pursuant to Section 9.3(a) or the Expense Reimbursement is paid to Buyer in circumstances for which such fee is payable pursuant to Section 9.3(b), payment of the Seller Termination Fee or the Expense Reimbursement (in situations where the Seller Termination Fee is not also payable) will be the sole and exclusive remedy of Buyer against Seller and its Controlled Affiliates (including the Acquired Entity) for any loss suffered as a result of the failure of the transactions contemplated hereunder to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amount neither Seller nor any of its Controlled Affiliates (including the Acquired Entity) will have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereunder. While Buyer may pursue both a grant of specific performance in accordance with Section 10.11 and the payment of the Seller Termination Fee or the Expense Reimbursement under Section 9.3, under no circumstances will Buyer be permitted or entitled to receive both a grant of specific performance that results in a Closing and all or any portion of the Seller Termination Fee or Expense Reimbursement.

ARTICLE X

MISCELLANEOUS

Section 10.1 Amendment and Modification.

(a) This Agreement may only be amended or modified in writing signed by Seller and Buyer.

(b) Notwithstanding anything in this Agreement to the contrary, Section 6.17(d), Section 10.1, Section 10.2, Section 10.6, Section 10.10 and Section 10.12 (and any provision of this Agreement to the extent an amendment or modification of such provision would modify the substance of the foregoing sections) may not be amended, modified, supplemented or waived in any manner that is materially adverse to any of Buyer’s Debt Financing Sources or any Financing Related Person without the prior written consent of such Debt Financing Source or such Financing Related Person materially adversely affected thereby.

Section 10.2 Waiver. Either Seller or Buyer may (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions of the other Party contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument executed by the Party expressly granting such extension or waiver. No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 10.3 Construction. The Parties acknowledge that both Buyer and Seller participated in the drafting of this Agreement and the Ancillary Agreements and agree that any rule of law or any legal decision that may or would require interpretation of any alleged ambiguities in this Agreement or the Ancillary Agreements against the Party that drafted it has no application and is expressly waived. In the event of a conflict or inconsistency between the terms of this Agreement (including the representations, warranties, covenants and indemnification provisions hereof) and the terms of any other documents delivered or required to be delivered in connection with the consummation of the transactions contemplated by this Agreement, the Parties acknowledge and agree that the terms of this Agreement shall supersede such conflicting or inconsistent terms in such other documents and the terms of this Agreement shall define the rights and obligations of the Parties and their respective officers, directors, employees, stockholders and Affiliates with respect to the subject matter of such conflict or inconsistency.

Section 10.4 Expenses. Unless otherwise expressly provided herein or otherwise agreed in writing by the Parties, the Parties shall bear their own respective expenses (including all compensation and expenses of counsel, financial advisors, consultants, actuaries and independent accountants) incurred in connection with the preparation and execution of this Agreement and consummation of the transactions contemplated hereby; provided, however, that all filing and other similar fees payable in connection with any filings or submissions under the HSR Act shall be borne equally by Buyer and Seller.

Section 10.5 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Except as provided in the following sentence, this Agreement and the rights and Liabilities hereunder may not be assigned by any Party, whether by operation of law, sale of substantially all the assets of a Party, or otherwise. Buyer may assign or delegate its rights or Liabilities under this Agreement in whole or in part to (a) one or more Affiliates of Buyer, (b) any provider of Debt Financing to Buyer or its Affiliate or any agent, trustee or other Representatives for any provider of Debt Financing to Buyer, (c) any acquiror of substantially all of the assets of Buyer or (d) any insurer that underwrites the R&W Insurance Policy in the event of Fraud of Seller; provided, however, that in such event, Buyer shall remain fully liable for the fulfillment of all such Liabilities hereunder. Any attempted assignment or delegation in contravention hereof shall be null and void.

Section 10.6 Entire Agreement; No Third Party Rights. Except as otherwise contemplated herein, this Agreement (including the Disclosure Schedule) and the Ancillary Agreements (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the Parties, with respect to the subject matter hereof; and (b) are not intended to confer upon any Person other than the Parties to this Agreement and with respect to the rights under Section 8.2(a) and Section 8.2(b) only, the Buyer Parties and Seller Parties, respectively, and any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. Except as provided in the immediately preceding sentence, this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the Parties to this Agreement and their successors and permitted assigns. Notwithstanding the foregoing, each of Buyer’s Debt Financing Sources and the Financing Related Persons is an express third-party beneficiary and shall have the right to enforce their respective rights under Section 6.17(a), Section 10.1, Section 10.2, this Section 10.6, Section 10.10 and Section 10.12.

Section 10.7 Counterparts; Electronic Delivery. This Agreement, each of the Ancillary Agreements and all agreements, certificates, instruments and documents entered into in connection herewith may be executed and delivered in two or more counterparts and by email (including PDF attachment) or other means of electronic transmission, each of which shall be deemed an original and all of which when taken together shall be considered one and the same instrument. Each Party hereby agrees that this Agreement may be executed and entered into electronically and that any electronic signature (as defined below), whether digital or encrypted, used by either Party is intended to authenticate this Agreement and to have the same legal force and effect as a manual signature. For purposes of this Section 10.7, the term “electronic signature” means any electronic symbol, designation or process attached to or logically associated with an agreement, document, instrument, record or contract and adopted by a Party with the intent to sign such agreement, document, instrument, record or contract (including through the use of DocuSign or similar software).

Section 10.8 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing (e-mail being sufficient) and shall be deemed to have been given (a) (i) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service or (ii) the third (3rd) Business Day following the day on which the same is sent by certified or registered mail, postage prepaid and return receipt requested (in the cases of (i) and (ii), so long as a copy is delivered via email as set forth in clause (b) promptly thereafter) or (b) when transmitted via electronic mail (so long as receipt is acknowledged). Notices, demands and communications, in each case to the respective parties, shall be sent to the applicable address set forth below, unless another address has been previously specified in writing:

(a)	if to Seller prior to Closing, to:

Identiv, Inc.

1900-B Carnegie Avenue

Santa Ana, CA 92705

Attention: Chief Executive Officer

e-mail:

With a copy to (which shall not constitute notice):

Pillsbury Winthrop Shaw Pittman LLP

2550 Hanover Street

Palo Alto, California 94304-1115

Attention: Stanley F. Pierson

e-mail: spierson@pillsburylaw.com

(b)	if to Seller after Closing, to:

Identiv, Inc.

1900-B Carnegie Avenue

Santa Ana, CA 92705

Attention: Chief Financial Officer

e-mail:

With a copy to (which shall not constitute notice):

Pillsbury Winthrop Shaw Pittman LLP

2550 Hanover Street

Palo Alto, California 94304-1115

Attention: Stanley F. Pierson

e-mail: spierson@pillsburylaw.com

(c)	if to Buyer, to:

Hawk Acquisition, Inc.

c/o Vitaprotech SAS

1, rue du Dauphine

69120 Vaulx-en-Velin

France

Attention: Eric Thord, CEO

Email:

With a copy to (which shall not constitute notice):

Seven2 SAS

1 rue Paul Cézanne

75008 Paris,

France

Attention: Henry Capelle

Email:

With a copy to (which shall not constitute notice):

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Alexandre Duguay and Ryan Taylor

Email: Alexandre.Duguay@weil.com; Ryan.Taylor@weil.com

Section 10.9 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, the Ancillary Agreements and all claims or causes of action (whether in contract or tort or otherwise) that may be based upon, arise out of or relate to this Agreement or any Ancillary Agreement or the negotiation, execution or performance of this Agreement or any Ancillary Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement, any Ancillary Agreement or as an inducement to enter into this Agreement), shall be governed by the internal Laws of the State of Delaware, without giving effect to conflict-of-laws principles that would result in the application of the Laws of any other jurisdiction. Notwithstanding anything to the contrary, each of the Parties agrees that any legal suit, action or proceeding against any of Buyer’s Debt Financing Sources or any Financing Related Persons arising out of this Agreement or any transaction contemplated hereby or thereby shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York to such legal suit, action or proceeding, except to the extent otherwise provided in any debt commitment letter or the definitive agreements for the Debt Financing.

(b) The Parties hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts located in the State of Delaware over all claims or causes of action (whether in contract or tort or otherwise) that may be based upon, arise out of or relate to this Agreement or any Ancillary Agreement or the negotiation, execution or performance of this Agreement or any Ancillary Agreement (including any claim or cause of action, whether in contract or tort or otherwise, based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement, any Ancillary Agreement or as an inducement to enter into this Agreement) and each Party hereby irrevocably agrees that all claims in respect of any such dispute or any suit, action or proceeding related thereto (whether in contract or tort or otherwise) shall be heard and determined in such courts. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection that they may now or hereafter have to the laying of venue of any such dispute brought in such courts or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(c) Each of the Parties hereby consents to process being served by any Party to this Agreement in any suit, action or proceeding by the delivery of a copy thereof in accordance with the provisions of Section 10.8.

(d) EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY CLAIM OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BROUGHT BY OR AGAINST IT THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT).

Section 10.10 Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.11 Specific Performance. The rights and remedies of the Parties shall be cumulative (and not alternative). Each of the Parties acknowledges that the rights of each Party regarding the consummation of the transactions contemplated hereby are unique and recognize and affirm that in the event of a breach of this Agreement by either Party, money damages may be inadequate and the non-breaching Party may have no adequate remedy at law. Accordingly, the Parties agree that such non-breaching Party shall have the right, in addition to any other rights and remedies existing in their favor at law or in equity, to seek enforcement of their rights and the other Party’s obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief (without posting of bond or other security).

Section 10.12 Debt Financing Sources. Notwithstanding anything in this Agreement to the contrary, the Seller, on behalf of itself, and its Controlled Affiliates hereby: (a) agrees that any proceeding, whether in law or in equity, whether in contract or in tort or otherwise, involving the Debt Financing Sources or the Financing Related Persons, arising out of or relating to, this

Agreement or any of the transactions contemplated hereby, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York (the “Chosen Financing Courts”), so long as such forum is and remains available, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such proceeding to the exclusive jurisdiction of such Chosen Financing Courts, (b) agrees not to bring or support or permit any of its Controlled Affiliates to bring or support any proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Source or Financing Related Person in any way arising out of or relating to, this Agreement or any of the transactions contemplated hereby in any forum other than any Chosen Financing Courts, (c) agrees that service of process in any such legal Proceeding or proceeding shall be effective if notice is given in accordance with Section 10.8, (d) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such proceeding in any such court, (e) agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, (f) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable law trial by jury in any proceeding brought against any Debt Financing Source or any Financing Related Person in any way arising out of or relating to this Agreement or any of the transactions contemplated hereby, (g) agrees that none of the Debt Financing Sources or the Financing Related Persons shall have any liability to the Seller and/or any of its Controlled Affiliates relating to or arising out of this Agreement or any of the transactions contemplated hereby, whether in law or in equity, whether in contract or in tort or otherwise (and the Seller, on behalf of itself and its Controlled Affiliates and each of their respective Affiliates and their and their respective Affiliates’ Representatives, hereby acknowledges that they have no recourse against, and hereby waive any rights or claims against, the Debt Financing Sources in connection therewith); provided, that nothing in this Agreement shall limit the liability of the Debt Financing Sources pursuant to the documentation related to the Debt Financing, including the Debt Commitment Letter, and (h) agrees that the Debt Financing Sources are express third party beneficiaries of, and may enforce, any of the provisions of this Section 10.12 and that such provisions and the definition of “Debt Financing Sources” shall not be amended in any way adverse to any Debt Financing Source without the prior written consent of the Debt Financing Sources party to the Debt Commitment Letter.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the Parties as of the date first above written.

SELLER:

IDENTIV, INC.

By:	/s/ Steven Humphreys
Name: Steven Humphreys
Title: Chief Executive Officer

Signed at:	Santa Ana, California, USA

IDENTIV, INC.

BUYER:

HAWK ACQUISITION, INC.

By:	/s/ Larry Thomas
Name: Larry Thomas
Title: Treasurer

Signed at:	Reno, Nevada, USA

[Signature Page to Stock and Asset Purchase Agreement]

Exhibit 10.1

March 14, 2024

RE: Offer Letter—President

Kirsten Newquist

Via email

Dear Kirsten:

Identiv, Inc. (the “Company”) is pleased to offer you the position of President of the Company’s RFID business subject to the terms and conditions of this letter agreement (this “Agreement”).

Position and Duties

As President, you will report to the Company’s Chairman of the Board of Directors (the “Board”) and will have duties and authority consistent with your position and such other duties as may be assigned to you from time to time by the Board. You agree to devote your full business time, attention and best efforts to the performance of your duties and to the furtherance of the Company’s interests. Notwithstanding the foregoing, nothing in this Agreement shall preclude you from devoting reasonable periods of time to charitable and community activities, managing personal investment assets and, subject to Board approval which will not be unreasonably withheld, serving on boards of other companies (public or private) not in competition with the Company, provided that none of these activities interferes with the performance of your duties hereunder or creates a conflict of interest.

Start Date and Location

Your anticipated employment start date will be on or about April 15, 2024 (your actual start date, the “Start Date”). Your principal place of employment will be the Company’s office in Santa Ana, California, but you may also work remotely from your home office so long as doing so does not interfere with your responsibilities under this Agreement. You will also be required to travel on Company business as needed to fulfill your employment duties and responsibilities.

Compensation

You will receive an initial base salary of $400,000 annualized, paid in accordance with the Company’s standard payroll procedures.

In addition to your base salary, you will be eligible to earn a quarterly performance bonus of up to 18.75%, or $75,000 of your base annual salary (up to $300,000 annually) at the end of each fiscal quarter beginning with the second quarter of fiscal year 2024 (each, a “Quarterly Bonus”). Performance bonus criteria will be tied to specific thresholds to be established by the Compensation Committee of the Board (the “Committee”) in consultation with you within the first sixty (60) days of your employment for the quarterly periods ending on or before December 31, 2024. The performance criteria for periods after December 31, 2024 will be determined each year by the Committee. Performance achieved will be evaluated on a quarterly basis by the Committee. Earned performance bonuses will be paid in cash, which payment will be made within sixty (60) days after the end of the fiscal quarter in which such bonus is earned.

Your base salary and incentive compensation will be subject to periodic review and increase (but not decrease) in accordance with Company practices.

Incentive Equity Awards

In addition, subject to Board approval, you will be granted 200,000 restricted stock units covering the Company’s common stock (“RSUs”). Subject to your continued employment, the RSUs will vest over four years beginning on the vesting start date (i.e. the first calendar day of the month following your hire start date), with 25% of the RSUs vesting on the first anniversary of the vesting start date and the remaining RSUs vesting in equal quarterly installments for 12 quarters following the first anniversary of the vesting start date.

In addition, you will be eligible to earn 200,000 RSUs that will be tied to specific thresholds to be established by the Committee in consultation with you within the first sixty (60) days of your employment for the quarterly periods ending on or before December 31, 2024. The performance criteria for periods after December 31, 2024 will be determined each year by the Committee. Performance achieved will be evaluated by the Committee on a quarterly basis.

All equity awards will be governed by the terms of the Company’s 2011 Incentive Compensation Plan (the “Equity Plan”) and the Company’s standard forms of award agreements. We recommend you consult a financial advisor to develop your own understanding of the equity portion of your compensation.

Benefits

You will be eligible to participate in the employee benefit plans and programs generally available to the Company’s executives, including group medical, dental, vision, life, disability and accidental death and dismemberment insurance, subject to the terms and conditions of such plans and programs. You will also be eligible to participate in any retirement, savings and other employee benefit plans and programs maintained from time to time by the Company for the benefit of its executive officers.

The Company offers exempt employees a Discretionary Personal Time Off (“DTO”) benefit, where eligible employees may request reasonable time off subject to manager approval. DTO is not accrued, is not carried over year to year, and is not paid out upon termination of employment. In addition, you will receive 48 hours of sick time annually, prorated based on your date of hire.

In connection with your employment, the Company also agrees to cover you under a Company-maintained directors and officers errors and omissions liability insurance policy, and to enter into the Company’s standard form of indemnification agreement for directors and officers (the “Indemnification Agreement”).

At-will Employment

Your employment with the Company is “at-will.” This means that either you or the Company may terminate the employment relationship at any time and for any reason, without cause and without prior notice. Although your compensation and benefits may change from time to time, the at-will nature of your employment may only be changed by an express written agreement signed by an authorized officer of the Company.

Termination of Employment

Upon any termination of employment for any reason, you will be entitled to (i) payment of all earned but unpaid base salary, (ii) reimbursement of any business expenses incurred by you prior to your termination date that are reimbursable in accordance with the Company policies, (iii) any unpaid earned Quarterly Bonus, and (iv) any vested rights or amounts due to you under any plan, program or policy of the Company (together, the “Accrued Obligations”). The Accrued Obligations described in clauses (i) – (iii)

1900 B Carnegie Avenue Santa Ana, CA 92705 +1 949.250.8888 www.identiv.com of the preceding sentence shall be paid within 30 days after your termination date (or such earlier date as may be required by applicable law) and the Accrued Obligations described in clause (iv) shall be paid in accordance with the terms of the governing plan or program. Except as provided below, you will not be entitled to any additional compensation or benefits hereunder.

If your employment with Company terminates by reason of your death or Disability (as defined below), then in addition to the Accrued Obligations, you will be entitled to receive a lump sum payment equal to twelve (12) months of your then-current base salary (subject to applicable deductions and required tax withholdings) paid in cash on the sixtieth (60th) day following your last day of employment.

If at any time outside the Change in Control Period, (as defined below), either the Company terminates your employment without Cause or you are Constructively Terminated (each as defined below) and you provide an Enforceable Release (as defined below), then in addition to the Accrued Obligations you will be entitled to receive:

(i) a lump sum payment equal to twelve (12) months of your then-current base salary (subject to applicable deductions and required tax withholdings) paid in cash on the sixtieth (60th) day following your last day of employment;

(ii) Benefits Continuation (as defined below) for twelve (12) months beginning in the month after your last day of employment; and

(iii) accelerated vesting in your outstanding Company stock options, stock units and similar equity awards with service-based vesting with respect to that number of shares that would have vested in the ordinary course in the first twelve (12) months after your termination, such vesting to be effective as of your last day of employment.

If at any time during the twelve (12)-month period following the effective date of a Change in Control (the “Change in Control Period”), your employment is terminated by the Company without Cause or you are Constructively Terminated and you provide an Enforceable Release, then in addition to the Accrued Obligations you will be entitled to receive:

(i) a lump sum payment equal to twelve (12) months of your then-current base salary (subject to applicable deductions and required tax withholdings), paid in cash on the sixtieth (60th) day following your last day of employment;

(ii) Benefits Continuation (as defined below) for twelve (12) months beginning in the month after your last day of employment; and

(iii) accelerated vesting in all of your outstanding Company stock options, stock units and similar equity awards with service-based vesting.

Termination of Employment – Defined Terms

For purposes of this Agreement, “Benefits Continuation” is defined as Company reimbursement of the COBRA premiums for continuation of the Company group health plan coverage for yourself and your eligible dependents that was in effect as of the date of your termination; provided, however, that such reimbursement shall terminate if and to the extent you become eligible to receive group health coverage from a subsequent employer (and any such eligibility shall be promptly reported to the Company). Notwithstanding the foregoing, if reimbursement of COBRA premiums hereunder would violate the Patient Protection and Affordable Care Act of 2010, the parties agree to reform this as necessary to comply with said law and the regulations issued thereunder.

For purposes of this Agreement, a termination of your employment will be for “Cause” if you are terminated for any one or more of the following events, as determined in good faith by the Board: (i) your commission of a criminal offence involving moral turpitude; (ii) your commission of any act of fraud,

1900 B Carnegie Avenue Santa Ana, CA 92705 +1 949.250.8888 www.identiv.com embezzlement or dishonesty either intended to injure the Company or otherwise having a material detrimental effect on the Company; (iii) in carrying out your duties hereunder (A) gross negligence, (B) willful misconduct or (C) failure to comply with a legal directive of the Board that is not cured within thirty (30) days after written notice of such breach; or (iv) your breach of any material provision of this letter agreement, any material Company policy or your Proprietary Information Agreement (defined below).

For purposes of this Agreement, a “Change in Control” will have the meaning provided in the Equity Plan (or any successor plan). Notwithstanding the foregoing, the spin-off or sale of a business unit of the Company other than the RFID business will not constitute a Change in Control.

For purposes of this Agreement, a termination of your employment will be a “Constructive Termination” if you resign within sixty (60) days after the occurrence of any one or more of the following events without your consent and the Company fails to cure such event(s) within thirty (30) days after receiving written notice thereof from you: (i) material reduction in your position or responsibilities (other than temporarily in response to physical or mental incapacity), but excluding any change in the reporting line caused by the Company becoming a subsidiary of another public company; (ii) reduction of your base salary in excess of 10%, but excluding any general reduction in base salary that affects all similarly situated executives in substantially the same proportions; or (iii) relocation of your principal worksite more than fifty (50) miles from its then-current location, provided that this clause (iii) may not be used as grounds to resign as a Constructive Termination if you are permitted to work remotely.

For purposes of this Agreement, “Disability” is defined as an incapacity to perform your duties for one hundred and eighty (180) or more days during any twelve (12)-month period that is due, in the written opinion of a licensed physician mutually acceptable to you and the Company, to a physical or mental illness.

For purposes of this Agreement, an “Enforceable Release” is defined as an executed release of claims in a form satisfactory to the Company that becomes irrevocable within sixty (60) days after your termination of employment.

Parachute Limitation

In the event that the benefits provided for in this Agreement or otherwise payable to you (i) constitute “parachute payments” within the meaning of Section 280G of the Code and (ii) would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then your benefits under this letter agreement shall be either (A) delivered, subject to any applicable tax or other withholdings, in full, or (B) delivered, subject to any applicable tax or other withholdings, to such lesser extent as would result in no portion of such benefits being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by you, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. To the extent required to avoid a violation of Section 409A of the Code, in no event will you or the Company exercise any discretion with respect to the ordering of any such reduction of payments or benefits.

Unless you and the Company otherwise agree in writing, any determination required under the immediately preceding paragraph shall be made in writing by the Company’s independent public accountants (the “Accountants”), whose determination shall be conclusive and binding upon you and the Company for all purposes. For purposes of making the requisite calculations, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable,

1900 B Carnegie Avenue Santa Ana, CA 92705 +1 949.250.8888 www.identiv.com good faith interpretations concerning the applications of Section 280G and 4999 of the Code. Both the Company and you shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by the paragraph.

Section 409A

This Agreement is intended to comply with Section 409A of the Internal Revenue Code (“Section 409A”) or an exemption thereunder and shall be construed and administered in accordance with Section 409A. Notwithstanding any other provision of this Agreement, payments provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption. Any payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service or as a short-term deferral shall be excluded from Section 409A to the maximum extent possible. For purposes of Section 409A, each installment payment provided under this Agreement shall be treated as a separate payment. Any payments to be made under this Agreement upon a termination of employment shall only be made upon a “separation from service” under Section 409A.

Notwithstanding any other provision of this Agreement, if any payment or benefit provided to you in connection with termination of employment is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and you are determined to be a “specified employee” as defined in Section 409A(a)(2)(b)(i), then such payment or benefit shall not be paid until the first payroll date to occur following the six-month anniversary of your termination date (the “Specified Employee Payment Date”) or, if earlier, on the date of your death. The aggregate of any payments that would otherwise have been paid before the Specified Employee Payment Date shall be paid to you in a lump sum on the Specified Employee Payment Date and thereafter, any remaining payments shall be paid without delay in accordance with their original schedule.

Company Policies

In the performance of your duties, you shall comply with all applicable laws, rules and regulations as well as all Company rules, procedures, policies, requirements and directions. Like all Company employees, as a condition of your employment with the Company, you will be required to sign and to be bound by the terms of the Company’s confidentiality and invention assignment agreement (the “Proprietary Information Agreement”), a copy of which is attached to this Agreement.

Any amounts payable hereunder are subject to any policy (whether currently in existence or later adopted) established by the Company providing for clawback or recovery of amounts that were paid to you. The Company will make any determination for clawback or recovery in its sole discretion and in accordance with any applicable law or regulation.

No Conflicts

You understand and agree that by entering into this Agreement, you represent to the Company that your performance will not breach any other agreement to which you are a party and that you have not, and will not during the term of your employment with the Company, enter into any oral or written agreement in conflict with any of the provisions of this letter agreement or the Company’s policies.

1900 B Carnegie Avenue Santa Ana, CA 92705 +1 949.250.8888 www.identiv.com

Arbitration

To ensure the rapid and economical resolution of disputes that may arise in connection with your employment with the Company, you and the Company agree that any and all disputes, claims, or causes of action, in law or equity, including but not limited to statutory claims, arising from or relating to the enforcement, breach, performance, or interpretation of this Agreement, your employment with the Company, or the termination of your employment, shall be resolved pursuant to the Federal Arbitration Act, 9 U.S.C. § 1-16, to the fullest extent permitted by law, by final, binding and confidential arbitration in California conducted by Judicial Arbitration and Mediation Services, Inc. (“JAMS”) or its successor, under JAMS’ then applicable rules and procedures for employment disputes (available upon request and also currently available at http://www.jamsadr.com/rules-employment-arbitration/).

You acknowledge that by agreeing to this arbitration procedure, both you and the Company waive the right to resolve any such dispute through a trial by jury or judge or by administrative proceeding. In addition, all claims, disputes, or causes of action under this section, whether by you or the Company, must be brought in an individual capacity, and shall not be brought as a plaintiff (or claimant) or class member in any purported class or representative proceeding, nor joined or consolidated with the claims of any other person or entity. The arbitrator may not consolidate the claims of more than one person or entity, and may not preside over any form of representative or class proceeding. To the extent that the preceding sentences regarding class claims or proceedings are found to violate applicable law or are otherwise found unenforceable, any claim(s) alleged or brought on behalf of a class shall proceed in a court of law rather than by arbitration. This paragraph shall not apply to any action or claim that cannot be subject to mandatory arbitration as a matter of law, including, without limitation, claims brought pursuant to the California Private Attorneys General Act of 2004, as amended, the California Fair Employment and Housing Act, as amended, and the California Labor Code, as amended, to the extent such claims are not permitted by applicable law(s) to be submitted to mandatory arbitration and the applicable law(s) are not preempted by the Federal Arbitration Act or otherwise invalid (collectively, the “Excluded Claims”). In the event you intend to bring multiple claims, including one of the Excluded Claims listed above, the Excluded Claims may be filed with a court, while any other claims will remain subject to mandatory arbitration. You will have the right to be represented by legal counsel at any arbitration proceeding.

The arbitrator shall: (i) have the authority to compel adequate discovery for the resolution of the dispute and to award such relief as would otherwise be permitted by law; and (ii) issue a written statement signed by the arbitrator regarding the disposition of each claim and the relief, if any, awarded as to each claim, the reasons for the award, and the arbitrator’s essential findings and conclusions on which the award is based. The arbitrator shall be authorized to award all relief that you or the Company would be entitled to seek in a court of law. The Company shall pay all JAMS’ arbitration fees in excess of the administrative fees you would be required to pay if the dispute were decided in a court of law. Nothing in this Agreement is intended to prevent either you or the Company from obtaining injunctive relief in court to prevent irreparable harm pending the conclusion of any arbitration. Notwithstanding the provisions of this paragraph, any claims by either party arising under the Proprietary Information Agreement or involving trade secrets shall be resolved through the courts and not through the arbitration procedure described above.

Other Terms

This Agreement, along with the Indemnification Agreement and the Proprietary Information Agreement, sets forth the complete and exclusive agreement between you and the Company with regard to your employment with the Company, and supersedes any prior representations or agreements about this matter, whether written or verbal. This Agreement may not be modified or amended except by a written agreement signed by you and an authorized member of the Board. This Agreement shall be governed by California law as applied to contracts executed and to perform entirely in California. If any clause or provision of this Agreement is found to be invalid or unenforceable, such clause or provision shall be construed and enforced as if it had been more narrowly drawn so as not to be invalid or unenforceable, and such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement.

1900 B Carnegie Avenue Santa Ana, CA 92705 +1 949.250.8888 www.identiv.com

This offer is contingent upon satisfactory results of the background checks you have authorized us to conduct, and upon proof of eligibility for employment in the United States.

Please sign and date this Agreement on the space provided below to acknowledge your acceptance of the terms of this agreement. We request that you return this Agreement by March 25, 2024.

We look forward to working with you!

Sincerely,

Identiv, Inc.

/s/ James Ousley
James Ousley
Chairman of the Board of Directors

Accepted:

/s/ Kirsten Newquist
Kirsten Newquist

1900 B Carnegie Avenue Santa Ana, CA 92705 +1 949.250.8888 www.identiv.com

Exhibit 99.1

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of April 2, 2024 (this “Agreement”), is entered into by and between Hawk Acquisition, Inc., a Delaware corporation (“Buyer”) and each of the entities set forth on Schedule A (each such Person, together with any Persons added to Schedule A after the date hereof in accordance with Section 4.1(b), individually a “Stockholder”, collectively the “Stockholders”).

RECITALS

WHEREAS, Buyer and Identiv, Inc., a Delaware corporation (“Seller”, together with its direct and indirect Subsidiaries, the “Company”), are, concurrently with the execution and delivery of this Agreement, entering into a Stock and Asset Purchase Agreement (as from time to time further amended, modified, supplemented or restated, the “Purchase Agreement”), pursuant to which Buyer has agreed to purchase from the Company the Purchased Equity Interests and the Purchased Assets on the terms and subject to the conditions set forth therein (the “Transaction”);

WHEREAS, as of the date hereof, each Stockholder holds and is entitled to vote (or direct the voting of) the number of shares of common stock, par value $.001 per share, of Seller (“Common Stock”) and Series B non-voting convertible preferred stock (on an as-converted basis in accordance with the Certificate of Designation (as defined below)), par value $.001 per share, of Seller (“Preferred Stock”) set forth opposite its name on Schedule A hereto (such Common Stock and Preferred Stock held by the Stockholders the “Current Shares”, and the Current Shares together with any other shares of Common Stock and Preferred Stock acquired or received by the Stockholders after the date hereof and during the term of this Agreement being collectively referred to herein as the “Covered Shares”).

WHEREAS, as a condition to Buyer’s willingness to enter into and perform its obligations under the Purchase Agreement, Buyer has required that each Stockholder agree, and each Stockholder is willing to agree, to enter into this Agreement; and

WHEREAS, capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the premises, representations, warranties, covenants and agreements set forth in this Agreement and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote. Each Stockholder hereby agrees, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 5.1 hereof, at any meeting of the stockholders of the Company (the “Stockholders Meeting”), however called, including any adjournment, recess or postponement thereof or, if applicable, by written consent, to, in each case to the fullest extent that the Covered Shares are entitled to vote thereon or consent thereto:

(i) appear (in person or by proxy) at each such meeting or otherwise cause all of the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

(ii) vote (or cause to be voted), in person or by proxy, all of the Covered Shares: (i) in favor of the Transaction, (ii) in favor of the approval of any proposal to adjourn or postpone any Stockholders Meeting to a later date if there are not sufficient votes for adoption of the Purchase Agreement on the date on which such meeting is held; (iii) against any action or agreement that would reasonably be expected to result in a breach of or failure to perform any material covenant, representation or warranty or any other obligation or agreement of the Company or Seller contained in the Purchase Agreement; (iv) against any action, proposal, transaction or agreement that would reasonably be expected to prevent, impede, frustrate, interfere with, postpone, materially delay or adversely affect the consummation of the Transaction or the fulfillment of Buyer’s or Seller’s conditions under the Purchase Agreement and the Ancillary Documents, any of the other transactions contemplated by the Purchase Agreement or change in any manner the voting rights of any class of shares of Seller (including any amendments to Seller’s certificate of incorporation or bylaws); and (v) against any Seller Takeover Proposal;

provided, that, in each case, (A) the Stockholders shall not be required to vote in favor of the Transaction at any Stockholders Meeting if, and only if, (x) in response to a Seller Superior Proposal received by the Seller Board, a Seller Adverse Recommendation Change is made after the date of this Agreement and not withdrawn prior to the Stockholders Meeting in accordance with Section 6.2 of the Purchase Agreement and (y) the Stockholders Meeting occurs as contemplated by Section 6.4 of the Purchase Agreement for the purpose of voting on the Transaction and (B) the Purchase Agreement shall not have been amended or modified without such Stockholder’s consent in a manner that reduces the cash consideration payable to Seller or otherwise amends the material terms of the Purchase Agreement in a manner that is materially adverse to the stockholders of Seller.

1.2 Proxy. Each Stockholder hereby grants to Buyer (and any designee of Buyer) a proxy (and appoints Buyer or any such designee of Buyer as its attorney in fact) to vote the Covered Shares in the manner indicated in Section 1.1 (which proxy and appointment shall be limited solely to the matters set forth in Section 1.1) (the “Proxy Grant”). This proxy and appointment (i) is irrevocable, (ii) is coupled with an interest and (iii) constitutes, among other things, an inducement for Buyer to enter into the Purchase Agreement. This proxy and appointment shall continue in force until it expires, automatically and without further action by the parties, upon termination of this Agreement. This proxy and appointment will survive the death or other incapacity of each Stockholder. Each Stockholder shall also, at Buyer’s expense, take such further action or execute such other instruments as may be reasonably requested by Buyer to carry out and effectuate the intent of this Voting Agreement and this proxy and appointment.

2

1.3 Each Stockholder hereby revokes any and all prior proxies or powers of attorney given by each Stockholder with respect to the voting of the Covered Shares inconsistent with the terms of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

Each Stockholder hereby represents and warrants to Buyer, jointly and severally, as follows:

2.1 Power; Due Authorization; Binding Agreement. Each Stockholder has the requisite power, authority and legal capacity to enter into, execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by each Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate, partnership or other applicable action on the part of each Stockholder, and no other proceedings on the part of each Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each Stockholder and, assuming the due and valid authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding agreement of each Stockholder, enforceable against each Stockholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar requirements of Law, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.2 Ownership. As of the date hereof, each Stockholder holds of record and owns beneficially all of the Current Shares free and clear of all Encumbrances, subscriptions, options, warrants, calls, proxies, commitments, restrictions and Contracts of any kind other than pursuant to applicable securities Laws, the terms of this Agreement and the Seller’s certificate of incorporation (including the Certificate of Designation) or customary Liens pursuant to the terms of any custody or similar agreement applicable to Covered Shares held in brokerage accounts. As of the date hereof, the Current Shares represent all of the capital stock of the Company owned of record or beneficially by each Stockholder and, other than the Current Shares, each Stockholder does not directly or indirectly hold or exercise control over any options, warrants or other rights or awards to purchase shares of Company Common Stock or other voting capital stock or securities of the Company or any other securities convertible into or exercisable or exchangeable for shares of Company Common Stock or other voting capital stock or securities of the Company. Each Stockholder has and will have at all times through the Closing sufficient rights and powers over voting and disposition with respect to the matters set forth in Article I, and to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Covered Shares, with no other limitations, qualifications or restrictions on such rights, in each case, subject to applicable securities Laws, the terms of this Agreement and the Seller’s certificate of incorporation (including the Certificate of Designation). The Current Shares are, as of the date hereof, held directly by the Stockholders as indicated on Schedule A.

3

2.3 Noncontravention. No authorization, consent, permit, action or approval of, or filing with, or notification to, any Governmental Authority is necessary, under applicable Law, for the consummation by each Stockholder of the transactions contemplated by this Agreement other than (i) any filings required under applicable Laws (including any filing required under Section 13 or Section 16 under the Exchange Act), or (ii) as would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of each Stockholder of its obligations under this Agreement. The execution and delivery and the performance of the terms by each Stockholder of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not (a) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation or to the loss of a benefit under, any Contract to which each Stockholder is a party or is subject, (b) result in the creation of an Encumbrance on any of the Covered Shares, or (c) conflict with or violate any Laws applicable to each Stockholder, other than violations that would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of each Stockholder of its obligations under this Agreement.

2.4 No Inconsistent Agreements. Each Stockholder hereby represents, warrants, covenants and agrees that, except for this Agreement, it (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares, (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Covered Shares and (c) has not entered into any agreement or knowingly taken any action (and shall not enter into any agreement or knowingly take any action) that would make any representation or warranty of each Stockholder contained herein untrue or incorrect in any material respect or have the effect of preventing each Stockholder from performing any of his obligations under this Agreement.

2.5 Reliance. Each Stockholder understands and acknowledges that Buyer is entering into the Purchase Agreement in reliance upon each Stockholder’s execution, delivery and performance of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to each Stockholder as follows:

3.1 Organization; Authorization; Validity of Agreement. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has the right and all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The person executing this Agreement on behalf of Buyer has full power and authority to execute and deliver this Agreement on behalf of Buyer and to thereby bind Buyer. This Agreement has been duly and validly executed and delivered by Buyer and, assuming due and valid authorization, execution and delivery hereof by each Stockholder, constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms except that (i) such enforcement may be subject to applicable

4

bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

3.2 Noncontravention. No authorization, consent, permit, action or approval of, or filing with, or notification to, any Governmental Authority is necessary, under applicable Law, for the consummation by Buyer of the transactions contemplated by this Agreement other than (i) any filings required under applicable Laws or (ii) as would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of Buyer of its obligations under this Agreement. The execution and delivery and the performance of the terms by Buyer of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not (a) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation or to the loss of a benefit under, any Contract to which Buyer is a party or is subject, (b) conflict with or violate any Laws applicable to Buyer, other than violations that would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of Buyer of its obligations under this Agreement.

ARTICLE IV

OTHER COVENANTS

Each Stockholder hereby covenants to Buyer, jointly and severally, as follows:

4.1 Stock Dividends, etc.

(a) In case of a stock dividend or distribution, or any change in shares of Common Stock and/or Preferred Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, conversion or exchange of shares or the like, for all purposes under this Agreement, the term “Covered Shares” shall be deemed to refer to and include the Covered Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Covered Shares may be changed or exchanged or that are received in such transaction, including, for the avoidance of doubt, any shares of Common Stock that each Stockholder receives by converting its shares of Preferred Stock or as a result of the in-kind dividend payment associated with its shares of Preferred Stock, in each case, in accordance with that certain Certificate of Designation of Preferences, Rights and Limitations of Preferred Stock, dated as of December 21, 2017 (the “Certificate of Designation”).

(b) Each Stockholder shall, while this Agreement is in effect, notify Buyer promptly in writing by providing an updated version of Schedule A hereto of the number of any additional shares of Common Stock and/or Preferred Stock, any additional options, warrants or rights or other awards to purchase shares of Common Stock or other voting capital stock of the Company and any other securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock or securities of the Seller acquired (beneficially or of record) by each Stockholder or any Affiliate thereof, if any, after the date hereof, and (i) be deemed to, as of date

5

of such acquisition, make the representations in Article II (with references to “as of the date hereof” in the second recital to this Agreement and Section 2.2 hereof being deemed to be replaced with a reference to the date of such acquisition), and if acquired by an Affiliate, shall promptly cause such Person to execute a joinder to this Agreement and become a “Stockholder”.

4.2 Transfers. While this Agreement is in effect, each Stockholder shall not directly or indirectly (a) grant any proxies or enter into any voting agreement, voting trust or other agreement or arrangement with respect to the voting of any Covered Shares or (b) (i) sell, transfer, pledge, encumber, assign, distribute, gift or otherwise dispose of (including by merger or otherwise by operation of law) (collectively, a “Transfer”) or (ii) enter into any contract, option or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Covered Shares or any interest therein. Each Stockholder shall not seek or solicit any such Transfer or any such contract, option or other arrangement or understanding with respect to any Transfer, and shall promptly notify (and provide information requested by) Buyer, if it is approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

4.3 Adverse Proceedings. While this Agreement is in effect, each Stockholder shall not: (a) take, agree or commit to take any action that would reasonably be expected to make any representation and warranty of each Stockholder contained in this Agreement inaccurate in any material respect as of any time during the term of this Agreement, or (b) fail to take reasonable action necessary to prevent any such representation or warranty from being inaccurate in any material respect at any such time.

4.4 Dissenter and Appraisal Rights. Each Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenter’s rights and any similar rights relating to the Transaction or any related transaction that each Stockholder may have by virtue of, or with respect to, the Covered Shares.

4.5 No Solicitation. Each Stockholder, solely in its capacity as a stockholder of Seller will and will direct and use reasonable best efforts to cause each of its Representatives, to: (i) from and after the date hereof, immediately cease any direct or indirect solicitation, discussions or negotiations with any Persons that may be ongoing with respect to a Seller Takeover Proposal and request in writing that each such Person promptly return or destroy all confidential information furnished to such Person by or on behalf of Seller in connection with any such Seller Takeover Proposal and (ii) not, directly or indirectly through another Person, (A) solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information) any Inquiry (it being understood and agreed that ministerial acts that are not otherwise prohibited by Section 6.2 of the Purchase Agreement (such as answering unsolicited phone calls to notify the applicable caller of the existence of the restrictions in Section 6.2 of the Purchase Agreement) will not be deemed to “facilitate” for purposes of, or otherwise constitute a violation of, this section), (B) from and after the date hereof, engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any non-public information or provide access to its properties, books or records in connection with, or that would reasonably be expected to lead to, encouraging or facilitating, a Seller Takeover Proposal or an Inquiry, except to notify such Person of the existence of the restrictions in this section, (C) approve, adopt, recommend,

6

endorse, declare advisable, agree to or enter into, or propose to approve, adopt, recommend, endorse, declare advisable, agree to or enter into, any letter of intent, joint venture agreement, partnership agreement, term sheet, agreement in principle, merger agreement or other similar Contract with respect to a Seller Takeover Proposal or an Inquiry, or (D) grant any waiver, amendment, termination, modification or release under any standstill or confidentiality agreement. For clarity, if each Stockholder is a venture capital or private equity investor, the term “Representative” (a) shall include any general partner of the Stockholder that is still affiliated with the Stockholder, but (b) shall exclude (i) any limited partner, (ii) any general partner that is no longer affiliated with the Stockholder, and (iii) any employees or other Representatives, in each case of clauses (i) to (iii), who do not have actual knowledge of the Transaction.

ARTICLE V

MISCELLANEOUS

5.1 Termination. This Agreement shall terminate automatically, without any action on the part of any party hereto, upon the earliest to occur of (a) the conclusion of the Stockholders Meeting at which the vote contemplated in Section 1.1 of this Agreement has occurred and the Covered Shares have been voted as specified therein, (b) the date on which the Purchase Agreement is validly terminated, and (c) the date on which the parties agree in writing to terminate this Agreement. The date on which this Agreement so terminates per the preceding sentence is referred to in this Agreement as the “Termination Date”.

5.2 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall promptly execute, acknowledge and deliver any other assurances or documents or take any other actions reasonably requested by the other party, as the case may be, and necessary for the other party, as the case may be, to satisfy its obligations hereunder and consummate the transactions contemplated hereby, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the transactions contemplated hereby.

5.3 No Ownership Interest. Except for the Proxy Grant, nothing contained in this Agreement shall be deemed to vest in Buyer any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to each Stockholder, and Buyer shall have no authority to exercise any power or authority to direct each Stockholder in the voting of any of the Covered Shares, except as otherwise provided herein.

5.4 Non-Survival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and other agreements in this Agreement will survive the termination of this Agreement pursuant to Section 5.1; provided, however, that notwithstanding the foregoing, the parties hereto acknowledge and agree that Buyer shall be entitled to exercise all rights and remedies with respect to any breach prior to and including the Termination Date of the representations, warranties, covenants and agreements made by each Stockholder.

7

5.5 Expenses. Each party shall bear its own respective expenses incurred in connection with the preparation and execution of this Agreement and consummation of the transactions contemplated hereby.

5.6 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in accordance with the following clauses (i) and (ii): (i) when transmitted by email to the parties at the following email addresses (or at such other email address for a party as shall be specified by like notice) and receipt is confirmed before 5:00 p.m. Eastern Time, the day on which such email was transmitted, or if such email is transmitted and receipt is confirmed after 5:00 p.m. Eastern Time, on the following Business Day on which such email was transmitted or (ii) on the day of delivery, if delivered by hand delivery to the parties at the following street addresses (or at such other street address for a party as shall be specified by like notice):

(a)	To the Stockholders:

c/o Bleichroeder LP

1345 Avenue of the Americas, 47th Floor

New York, NY 10105

Attn: Michael M. Kellen

Email:

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Michael Brandt

Email: mbrandt@willkie.com

(b)	To Buyer:

Hawk Acquisition, Inc.

c/o Vitaprotech SAS

1, rue du Dauphine

69120 Vaulx-en-Velin

France

Attention: Eric Thord, CEO

Email:

with a copy to:

Seven2 SAS

1 rue Paul Cézanne

75008 Paris,

France

Attention: Henry Capelle

Email:

8

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention: Alexandre Duguay and Ryan Taylor

Email: Alexandre.Duguay@weil.com; Ryan.Taylor@weil.com

5.7 Construction. The parties acknowledge that both Buyer and Seller participated in the drafting of this Agreement and agree that any rule of law or any legal decision that may or would require interpretation of any alleged ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. In the event of a conflict or inconsistency between the terms of this Agreement (including the representations, warranties and covenants provisions hereof) and the terms of any other documents delivered or required to be delivered in connection with the consummation of the transactions contemplated by this Agreement, the parties acknowledge and agree that the terms of this Agreement shall supersede such conflicting or inconsistent terms in such other documents and the terms of this Agreement shall define the rights and obligations of the parties with respect to the subject matter of such conflict or inconsistency.

5.8 Succession and Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by either party without the prior written consent of the other party. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

5.9 Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the matters related herein and (b) is not intended to confer upon any Person other than the parties to this Agreement any rights or remedies.

5.10 Specific Performance. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that, prior to the termination of this Agreement pursuant to Section 5.1, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

9

5.11 Governing Law; Consent to Jurisdiction; Venue. This Agreement and all claims or causes of action (whether in contract or tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed and construed in accordance with the Laws of the State of Delaware, without giving effect to conflict-of-laws principles that would result in the application of the Laws of any other jurisdiction. Each of the parties (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any federal court located in the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any Proceeding relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any federal court located in the State of Delaware, (iv) waives any objection that it may now or hereafter have to the venue of any such Proceeding in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any federal court located in the State of Delaware or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 5.6. Each of the parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 5.6 shall be effective service of process for any Proceeding in connection with this Agreement or the transactions contemplated hereby.

5.12 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY CLAIM OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BROUGHT BY OR AGAINST IT THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.12.

5.13 Waiver of Rights. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or

10

remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim available to such party arising out of this Agreement, or any power, right, privilege or remedy of such party under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

5.14 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 5.14 with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

5.15 Publicity. Except as otherwise required by applicable Law or rule of a national securities exchange or a Governmental Authority or to the extent required in connection with any Proceeding to enforce the terms hereof, Buyer will not make any other disclosures regarding any Stockholder in any press release or otherwise without the prior written consent of such Stockholder (not to be unreasonably withheld, conditioned or delayed).

5.16 Amendments. This Agreement may not be amended except by an instrument in writing signed on behalf of Buyer and each Stockholder.

5.17 Counterparts. This Agreement may be executed in two counterparts, both of which shall be considered one and the same agreement, and shall become effective when both counterparts have been signed by either of the parties and delivered to the other party.

[Signature Page Follows]

11

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the date first above written.

BUYER

By:	/s/ Eric Thord
Name: Eric Thord
Title: President

[SIGNATURE PAGE TO THE VOTING AND SUPPORT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the date first above written.

STOCKHOLDERS:

21 APRIL FUND, LTD.

By:	/s/ Michael M. Kellen
Name:	Michael M. Kellen
Title:	Authorized Person / Portfolio Manager

21 APRIL FUND, LP

By:	/s/ Michael M. Kellen
Name:	Michael M. Kellen
Title:	Authorized Person / Portfolio Manager

BLEICHROEDER LP

By:	/s/ Michael M. Kellen
Name:	Michael M. Kellen
Title:	Chairman and Co-CEO

[SIGNATURE PAGE TO THE VOTING AND SUPPORT AGREEMENT]

Exhibit 99.2

Identiv Announces Asset Purchase Agreement with Security Solutions Provider Vitaprotech for $145 Million

Appoints Kirsten Newquist as President to lead Identiv’s IoT Solutions Business

Proceeds from Transaction Intended to Fund Future Growth and Value Creation of Identiv’s IoT Solutions Business

Combination of Identiv’s Security Businesses with European Security Solutions Leader Vitaprotech to Create Global High Security Leader

Transaction Expected to Close in Q3 FY 2024, Subject to Approvals

FREMONT, Calif. — April 3, 2024 — Identiv, Inc. (NASDAQ: INVE), a global digital security and identification leader in the Internet of Things (IoT), has entered into a definitive asset purchase agreement to sell its physical security, access card, and identity reader operations and assets to Vitaprotech, a security solutions provider. The proceeds from the sale will significantly strengthen Identiv’s financial position, generating capital to fund future organic and inorganic growth of its specialty IoT solutions business.

Under the terms of the agreement, Identiv will receive a cash payment of $145 million upon closing of the transaction, subject to customary adjustments. Identiv, Inc. will remain a publicly listed company on the Nasdaq stock exchange under the ticker symbol “INVE.”

Aligned with this strategic direction, Identiv announced the appointment of Kirsten Newquist as President, IoT Solutions, effective April 15, 2024. Ms. Newquist is a seasoned business leader with over 25 years’ experience in strategy, product management, business development, and global sales and marketing. She will join Identiv after 17 years at Avery Dennison Corporation. She was most recently Global Vice President, Avery Dennison Smartrac, and previously held other leadership roles including the VP/GM of Avery Dennison Medical.

“The Board has successfully concluded its strategic alternatives review with an outcome that we strongly believe is beneficial for all stakeholders,” said James Ousley, Chairman of the Board. “We said at the beginning of this process that we felt each of our business units would benefit from additional resources and management focus to achieve their full potential. We feel this transaction accomplishes both and provides excellent value creation paths for both businesses. Identiv’s IoT solutions business opportunity is vast, high growth, and high value-add where we believe we can establish market leadership. We expect to refocus our growth strategy with a particular focus on healthcare-related segments and other high value-add opportunities for which we believe our technology can be both differentiated and transformational.”

“We are thrilled that Kirsten will be joining our executive leadership team,” added Mr. Ousley. “Her prior experience working with healthcare companies and other value-add industries to deploy innovative and impactful IoT solutions is ideal for leading Identiv’s post-transaction organic and inorganic growth strategies.”

As the healthcare industry and its providers advance their digital transformations, Identiv’s aim is to ensure that its technology and core competencies become an integral and critical component of their journey, delivering a compelling value proposition for patients, physicians, providers, and payors, and addressing the critical unmet needs in healthcare around data science, compliance, utilization, effectiveness, and efficiency.

Michael Kellen and Andrew Gundlach, co-CEOs of Bleichroeder LP, Identiv’s largest stockholder, said, “We believe that Identiv’s Board has taken the right strategic step to maximize the company’s opportunity to build the leading company in specialty IoT solutions with a particular focus in healthcare. We view this as an opportunity to generate substantial value for stockholders, combining the existing strengths of the current RFID business with world-class IoT industry and healthcare-focused leadership and the capital to actualize their vision.”

“This is a game-changing transaction for the future of Identiv that we believe is an excellent outcome for our stockholders, employees, customers, and partners,” said Steven Humphreys, CEO of Identiv. “Our globally recognized security business naturally aligns with Vitaprotech’s strategy and vision for the market, creating a world leader in enterprise security. This strategic step is extremely positive for our IoT business, with the capital, leadership, team, and industry position to lead in our markets.”

The transaction is expected to close in the third quarter of 2024, subject to stockholder approval and other customary closing conditions. The transaction is also subject to review and approval by the Committee on Foreign Investment in the United States (CFIUS) and the Federal Trade Commission under the Hart-Scott-Rodino (HSR) Act. Upon closing, certain senior executives will join Vitaprotech, including Identiv CEO Steven Humphreys, at which time incoming President Kirsten Newquist will assume the role of CEO of Identiv.

Imperial Capital LLC is serving as financial advisor and Pillsbury Winthrop Shaw Pittman LLP is serving as legal counsel to Identiv. Craig-Hallum Capital Group delivered a fairness opinion to Identiv’s board of directors in connection with the transaction.

Conference Call

Identiv management will hold a conference call today, April 3, 2024, at 8:30 a.m. EDT (5:30 a.m. PDT) to discuss the transaction and Identiv’s post-closing business.

Toll-Free: 888-506-0062

International Number: 973-528-0011

Call ID: 532716

Webcast link: Register and Join

The teleconference replay will be available through April 17, 2024, by dialing 877-481-4010 (Toll-Free Replay Number) or 919-882-2331 (International Replay Number) and entering passcode 50319.

About Identiv

Identiv, Inc. is a global leader in digitally securing the physical world. Identiv’s platform encompasses RFID and NFC, cybersecurity, and the full spectrum of physical access, video, and audio security.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” “outlook,” and similar references to the future. Any statement that is not a historical fact, including statements regarding: Identiv’s strategy, opportunities, focus and goals; Identiv’s beliefs regarding its competitive position in the markets and industries in which it operates; expected benefits of the transaction to Identiv, its stockholders, employees, customers and partners; expected amount and use of proceeds from the transaction; the terms and conditions related to the transaction, including regulatory approvals; the timing of the closing of the transaction; expectations with respect to the change in management following the completion of the transaction, including expected benefits thereof; and the belief that this transaction provides excellent value creation path for both businesses. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside Identiv’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from Identiv’s stockholders or regulatory approvals are not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason; any purchase price adjustments to the amount of proceeds from the transaction; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; diversion of management’s attention from Identiv’s ongoing business; the ability of Identiv to retain and hire key personnel; the effect of the change in management following the completion of the transaction; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business; Identiv’s ability to successfully execute its business strategy; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; the success of Identiv’s products and strategic partnerships; industry trends and seasonality; the impact of macroeconomic conditions and customer demand, inflation and increases in prices; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are based on information available to Identiv on the date of this press release, and Identiv assumes no obligation to update such statements.

Additional Information and Where to Find It

Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

Participants in the Solicitation

Identiv, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement.

Information about Identiv’s executive officers and directors, including compensation, is set forth in the sections entitled “Election of Directions,” “Executive Compensation,” including “Executive Compensation—Compensation Discussion and Analysis,” and “Corporate Governance—Compensation of Directors” of Identiv’s definitive proxy statement for its 2023 Annual Meeting of Stockholders, filed with the SEC on April 28, 2023 (the “2023 Proxy Statement”), as well as its Current Reports on Form 8-K filed with the SEC on April 13, 2023 and October 11, 2023.

As of March 31, 2024, each Participant, other than Gary Kremen and James E. Ousley, set forth below beneficially owned less than 1% of Identiv’s issued and outstanding common stock. Information about the ownership of common stock by Identiv’s executive officers and directors is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement. To the extent holdings by the directors and executive officers of Identiv securities reported in the 2023 Proxy Statement have changed, such changes have been reflected in Form 4s filed with the SEC as set forth next to such executive officer’s or director’s name below. Any further changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

Directors*^	Security Ownership of Directors	Certain Officers and Other Employees*	Security Ownership of Executive Officers
Laura Angelini	Form 4 filed on August 2, 2023.	Steven Humphreys (Chief Executive Officer and Director)	Form 4s filed on May 2, 2023, May 10, 2023, May 11, 2023, May 15, 2023, June 2, 2023, July 5, 2023, August 2, 2023, September 1, 2023, October 2, 2023, November 2, 2023, December 1, 2023, January 2, 2024, February 1, 2024, March 1, 2024, and April 1, 2024.

Gary Kremen	Form 4 filed on August 2, 2023.	Justin Scarpulla (Chief Financial Officer and Secretary)	N/A

Richard E. Kuntz, M.D.	Form 4 filed on August 2, 2023.

James E. Ousley	Form 4 filed on August 2, 2023.

*	The business address is 2201 Walnut Avenue, Suite 100, Fremont, California 94538.
^	Excludes Steven Humphreys, Identiv’s Chief Executive Officer, who is listed under “Certain Officers and Other Employees.”

In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement and Amendment No. 1 to the Schedule 13D filed by Bleichroeder on October 23, 2023. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC.

Investor Relations and Media Contact:

Sophie Pearson

Director of Investor Relations

+1 949-250-8888

IR@identiv.com

Exhibit 99.3

Identiv IoT Investor Presentation

April 3, 2024

IDENTIV

Exhibit 99.3 Identiv Identiv IoT IoT Investor Investor Presentation Presentation April 3, 2024 2024 1

Safe Harbor Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” “outlook,” and similar references to the future. Any statement that is not a historical fact, including statements regarding: Identiv’s strategy, opportunities, vision, mission, focus and goals, including plans to implement a software and services (data analytics) strategy, transition to lower- cost production facilities, market and rebrand its IoT business, and enhance teams in sales, product, engineering and operations; Identiv’s beliefs regarding its competitive position in the markets and industries in which it operates, including RFID total addressable market; expected market use cases of products; product pipeline and development; expectations with respect to the use of data and analytics; expected benefits of the transaction; expected amount and use of proceeds from the transaction, including to pursue inorganic and organic growth opportunities; the approximate value of the assets being sold; the terms and conditions related to the transaction, including regulatory and stockholder approvals, and terms of the transaction services agreement; the timing of the closing of the transaction; and expectations with respect to the change in management following the completion of the transaction, including expected benefits thereof. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside Identiv’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from Identiv’s stockholders or regulatory approvals are not obtained; the assumptions underlying the calculation of the assets being sold; the assumptions underlying Identiv’s calculation of potential total addressable market, including the accuracy of third party data; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason; any purchase price adjustments to the amount of proceeds from the transaction; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; diversion of management’s attention from Identiv’s ongoing business; the ability of Identiv to retain and hire key personnel; the effect of the change in management following the completion of the transaction; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business; Identiv’s ability to successfully execute its business strategy; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; the success of Identiv’s products and strategic partnerships; industry trends and seasonality; the impact of macroeconomic conditions and customer demand, inflation and increases in prices; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are based on information available to Identiv on the date of this presentation, and Identiv assumes no obligation to update such statements. 2

Safe Harbor Additional Information and Where to Find It Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials. Participants in the Solicitation Identiv, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about Identiv’s executive officers and directors, including compensation, is set forth in the sections entitled “Election of Directions,” “Executive Compensation,” including “Executive Compensation—Compensation Discussion and Analysis,” and “Corporate Governance— Compensation of Directors” of Identiv’s definitive proxy statement for its 2023 Annual Meeting of Stockholders, filed with the SEC on April 28, 2023 (the “2023 Proxy Statement”), as well as its Current Reports on Form 8-K filed with the SEC on April 13, 2023 and October 11, 2023. As of March 31, 2024, each Participant, other than Gary Kremen and James E. Ousley, set forth below beneficially owned less than 1% of Identiv’s issued and outstanding common stock. Information about the ownership of common stock by Identiv’s executive officers and directors is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement. To the extent holdings by the directors and executive officers of Identiv securities reported in the 2023 Proxy Statement have changed, such changes have been reflected in Form 4s filed with the SEC as set forth next to such executive officer’s or director’s name below. Any further changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials. 3

Safe Harbor Participants in the Solicitation, continued * The business address is 2201 Walnut Avenue, Suite 100, Fremont, California 94538. ^ Excludes Steven Humphreys,Identiv’s Chief Executive Officer, who is listed under“Certain Officers and Other Employees.” In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement and Amendment No. 1 to the Schedule 13D filed by Bleichroeder on October 23, 2023. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. 4

Executive Summary • Definitive Asset Purchase Agreement with Vitaprotech • World-class leadership team with relevant sector expertise • “New” Identiv: • Multiplying number of high value-add IoT solutions • Digital healthcare applications expanding • Strengthened focus on the core strategy of IoT business • Capital to pursue organic and inorganic growth opportunities* • Transaction expected to close** in Q3 2024 *Post-closing 5 **Upon closing, subject to regulatory and stockholder approvals and customary closing conditions

Transaction Details • Identiv has entered into a definitive asset purchase agreement to sell its physical security, access card, and identity reader operations and assets • Approx. 32% of Identiv FY 2023 assets are being sold*, reflecting 63% of FY 2023 revenue • Gross proceeds to Identiv are approx. $145 million** in cash • Current CEO to join Buyer at closing; President, IoT to become new CEO • Transaction Services Agreement for up to 18 months post-close • Transaction expected to close in Q3 2024, subject to regulatory and stockholder approvals and customary closing conditions *Does not include associated goodwill and intangible assets representing approx. 10% of FY 2023 assets. **Upon closing, subject to approvals and customary closing conditions. Purchase price subject to customary adjustments set forth 6 in the Asset Purchase Agreement.

The “New” Identiv – Vision and Mission Everything Connected Create an Ecosystem of Interconnected Data by Digitally Transforming any Product 7

Identiv IoT Leadership Team

Kirsten Newquist
President, IoT Solutions*

Justin Scarpulla
Chief Financial Officer

Dr. Manfred Mueller
Chief Strategy Officer

Amir Khoshniyati
Executive Vice President

B.Y. Koh
Executive Vice President

*Expected start date April 15, 2024

8

Identiv IoT Leadership Team Justin Scarpulla Chief Financial Officer Kirsten Newquist Dr. Manfred Mueller President, IoT Solutions* Chief Strategy Officer ➔ 25+ years’ experience in strategy, product management, business development, and global sales and marketing Amir Khoshniyati ➔ 17 years at Avery-Dennison Corporation, Executive Vice President most recently Global Vice President, Avery Dennison Smartrac. Previously the VP/GM of Avery Dennison Medical ➔ To become CEO upon transaction closing B.Y. Koh Executive Vice President 8 *Expected start date April 15, 2024

Identiv Board and Advisory Team*

James Ousley
Chairman of the Board
Global CEO Roles / Private Equity

Dr. Richard Kuntz
Board Director
Healthcare / Medtronic

Gary Kremen
Board Director
Tech Entrepreneur / Software

Laura Angelini
Board Director
Healthcare / Johnson & Johnson

Michel Combes
Board Advisor
Global CEO Roles / Private Equity

Manfred Rietzler
Board Advisor
RFID Industry Trailblazer

*Post-closing

9

Identiv Board and Advisory Team* Dr. Richard Kuntz James Ousley Chairman of the Board Board Director Global CEO Roles / Private Equity Healthcare / Medtronic Gary Kremen Laura Angelini Board Director Board Director Tech Entrepreneur / Software Healthcare / Johnson & Johnson Michel Combes Manfred Rietzler Board Advisor Board Advisor Global CEO Roles / Private Equity RFID Industry Trailblazer 9 *Post-closing

Specialty IoT Market Opportunity

Healthcare applications in development

Overall RFID TAM: $24 Billion by 2033*

Medtech (Medical Devices)

- **Auto-injectors (syringes)**
- **Intelligent Devices:** Any kind of digitized recognition of connection point. Validation of devices.
- **Blood test assays / testing kits**

Pharmaceuticals

- **Spoken Rx®**
- **Pill pack**

Example Use Case Addressable Markets

Highlights the potential opportunity in strategic healthcare end markets

Market	Value
16.0B Syringes Worldwide**	$4.8B
5.0B Prescriptions USA***	$0.7B

10

Specialty IoT Market Opportunity Healthcare applications in development Overall RFID TAM: $24 Billion by 2033* Medtech (Medical Devices) Example Use Case Addressable Markets ➔ Auto-injectors (syringes) Highlights the potential opportunity in strategic healthcare end markets ➔ Intelligent Devices: Any kind of digitized recognition of connection point. Validation of devices. 16.0B Syringes Worldwide** $4.8B ➔ Blood test assays / testing kits Pharmaceuticals 5.0B Prescriptions USA*** $0.7B ® ➔ Spoken Rx ➔ Pill pack *Source: IDTechEx; projected RFID market to reach USD $24 Billion by 2033 **Source: NY Times, 2021 ***Statista; projected prescriptions market to reach 4.98 Billion units by 2025 10

Market Use Cases

Pharma & Healthcare

- Patient Safety
- Intelligent Supply Chains
- Impacting Our Planet
- Compliance
- Remote Care
- Enabling self-management of treatments

Industrial

- Improved Inventory Management
- Increased Operational Efficiency
- Enhanced Supply Chain
- Streamlined Logistics

Smart Packaging

- Consumer Engagement
- Product Authentication
- Tamper-Proof Bottles
- Supply Chain Management
- Digital Product Passports

Speciality Retail

- Consumer Engagement
- Product Authentication
- Enhanced Sustainability
- Smart Supply Chain

Data and Analytics

11

Market Use Cases Pharma & Healthcare Industrial Smart Packaging Speciality Retail ➔ Improved Inventory ➔ Consumer Engagement➔ Consumer Engagement ➔ Patient Safety Management➔ Product Authentication➔ Product Authentication ➔ Intelligent Supply Chains ➔ Increased Operational ➔ Tamper-Proof Bottles➔ Enhanced Sustainability ➔ Impacting Our Planet Efficiency➔ Supply Chain Management➔ Smart Supply Chain ➔ Compliance ➔ Enhanced Supply Chain➔ Digital Product Passports ➔ Remote Care ➔ Streamlined Logistics ➔ Enabling self-management of treatments Data and Analytics 11

Digitization Journey*

Data and Analytics in the Cloud

6. **Secure Accessibility:** Data available as needed via Device & Product
5. **Data Relay:** Data gets provided to Physician and Insurance for records
4. **Compliance:** Data Is provided to Patient with drug information
3. **Authentication:** Validate product is authentic
2. **Digitization:** Deploy Tag into Product
1. **Enablement:** Encode tag with product information

*Illustrative

12

Secure Accessibility: Data available as needed Digitization Journey* 6 via Device & Product Data Relay: Data gets provided to Physician 5 and Insurance for records Data and Analytics in the Cloud Compliance: Data Is provided to Patient 4 with drug information Authentication: 3 Validate product is authentic Digitization: 2 Deploy Tag into Product Enablement: 1 Encode tag with product information *Illustrative 12

Everything Connected

Designing / Developing (NRE)
Prototype
Pilot / Controlled Runs
Production
Ecosystem of Interconnected Data by Digitally Transforming any Product
Converting
Encoding
Deployment Services
Software
Data and Analytics
Expansion Targets

13

Everything Connected Prototype Pilot / Controlled Runs Production Designing / Developing (NRE) Ecosystem of Interconnected Data by Digitally Transforming any Product Converting Data and Software Deployment Encoding Analytics Services Expansion Targets 13

Summary and Next Steps • Strengthened focus on the core strategy of IoT business • Pipeline and development of high value-add opportunities • Implement software and services (data analytics) strategy • Marketing and rebranding for Identiv IoT • Enhanced teams in sales, product, engineering, and operations • Accelerated transition to lower-cost production facilities • Capital to pursue organic and inorganic opportunities 14

Identiv.com| +1 949.250.8888 | IR@identiv.com